CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

LEASE
BETWEEN
EPT CONCORD II, LLC,
a Delaware limited liability company
(“LANDLORD”)
AND

MONTREIGN OPERATING COMPANY, LLC,
a New York limited liability company
(“TENANT”)
FOR THE LEASE OF
CASINO PARCEL
December 28, 2015

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

TABLE OF CONTENTS

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

ARTICLE 1. ATTACHMENTS TO LEASE; SCHEDULES AND EXHIBITS	1

ARTICLE 2. DEFINITIONS	2

ARTICLE 3. DEMISE OF LEASED PREMISES	10

ARTICLE 4. TERM	13

ARTICLE 5. RENT	15

ARTICLE 6. EXPENSES	19

ARTICLE 7. INTENTIONALLY OMITTED	23

ARTICLE 8. USE OF PREMISES; TENANT’S COVENANT TO OPERATE	23

ARTICLE 9. FINANCIAL REPORTING	30

ARTICLE 10. SUBLETTING AND ASSIGNING	32

ARTICLE 11. OWNERSHIP OF IMPROVEMENTS; TENANT’S PROPERTY	38

ARTICLE 12. GOVERNMENTAL COMPLIANCE	39

ARTICLE 13. MAINTENANCE AND REPAIRS	41

ARTICLE 14. ALTERATIONS	42

ARTICLE 15. DAMAGE CLAUSE	44

ARTICLE 16. CONDEMNATION	48

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

ARTICLE 17. INSURANCE, WAIVER OF SUBROGATION AND FIRE PROTECTION	49

ARTICLE 18. INDEMNIFICATION	51

ARTICLE 19. LEASEHOLD MORTGAGES	52

ARTICLE 20. TENANT’S SIGNS	58

ARTICLE 21. ESTOPPEL CERTIFICATES; FEE MORTGAGES	59

ARTICLE 22. DEFAULT	61

ARTICLE 23. ACCESS TO PREMISES	68

ARTICLE 24. SURRENDER OF PREMISES	69

ARTICLE 25. FORCE MAJEURE	70

ARTICLE 26. MISCELLANEOUS	70

ARTICLE 27. WAIVER OF TRIAL BY JURY	77

ARTICLE 28. OPTION TO PURCHASE	77
Page

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

LEASE
THIS LEASE, dated as of December 28, 2015 (the “Effective Date”), is made by and between EPT CONCORD II LLC, a Delaware limited liability company (“Landlord”), with an office at c/o EPR Properties, 909 Walnut Street, Suite 200, Kansas City, Missouri 64106, and MONTREIGN OPERATING COMPANY, LLC, a New York limited liability company (“Tenant”), with an office at c/o Empire Resorts, Inc., 204 Route 17B, Monticello, New York 12701 prior to the Opening Date, and thereafter Tenant’s address shall be that of the Project.
ARTICLE 1.
ATTACHMENTS TO LEASE; SCHEDULES AND EXHIBITS
Attached to this Lease and hereby made a part hereof are the following:
SCHEDULE 1 – Permitted Exceptions.
SCHEDULE 2 – Violations.
SCHEDULE 3 – Environmental Disclosure.
SCHEDULE 4 – ***
SCHEDULE 5 – ***
EXHIBIT A – Leased Premises.
EXHIBIT B – Restoration Plan.
EXHIBIT C – Memorandum of Term Commencement.
EXHIBIT D – Conservation Easement.
EXHIBIT E – Form of Financial Report.
EXHIBIT F – Master Development Site.
EXHIBIT G – Form of Memorandum of Lease.
ARTICLE 2.
DEFINITIONS
2.1    Definitions. The following terms for purposes of this Lease shall have the meanings hereinafter specified (additional terms may be defined elsewhere in the Lease):
“Access Agreement” means that certain Amended and Restated Temporary Non-Exclusive Access Agreement dated as of July 2, 2015, by and among Landlord, EPR Concord II, L.P., Adelaar Developer, LLC, Monticello Raceway Management, Inc. and Tenant.

    CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

“ADA” means the Americans with Disabilities Act of 1990, as amended, 42 U.S.C. 12.101, et seq.
“Adjusted by CPI” means the adjustment of a particular dollar sum on (and as of) the applicable January 1 during the Term to an amount equal to (A) such stated dollar sum (as same may have been previously Adjusted by CPI) in effect on the immediately preceding December 31 (such amount as so previously adjusted, the “Base CPI Amount”), multiplied by (B) the greater of (i) a fraction (x) the numerator of which is the Consumer Price Index for the December with respect to which such adjustment is being made, and (y) the denominator of which is the Consumer Price Index for the December prior to the year in which the relevant sum was initially set or last Adjusted by CPI, or (ii) one (1).
“Affiliate” means as applied to a Person or Persons, any other Person or Persons directly or indirectly controlling, controlled by, or under common control with, that Person or Persons, provided that no shareholder of Empire Resorts Inc. shall be considered to be an “Affiliate” of Tenant and no shareholder of EPR Properties shall be considered to be an “Affiliate” of Landlord.
“Annual Fixed Rent” means the annual fixed rent payable hereunder under this Lease, as set forth in Section 5.2.
“Authorized Institution” means a (1) a bank, savings and loan institution, trust or insurance company, pension, welfare or retirement fund or system, credit union, REIT (or an umbrella partnership or other entity of which a REIT is the majority owner and which is controlled by such REIT), federal or state agency regularly making or guaranteeing mortgage loans, investment bank, securitization trust (whether structured as a grantor trust or a real estate mortgage investment conduit), (2) any issuer of collateralized mortgage obligations or similar investment entity (provided such entity is publicly traded or is sponsored by an entity that is otherwise an Authorized Institution), (3) any other Person that is actively engaged in (a) the origination or holding of commercial real estate mortgage loans or mezzanine loans, or (b) the operation of reputable hotel/casino properties, and in each case which is approved by the applicable Gaming Authorities to originate or hold the applicable Leasehold Mortgage (to the extent required by applicable Law), and in each case which satisfies the Eligibility Requirements at the time of determination (or is wholly owned by a Person that satisfies the Eligibility Requirements at the time of the determination), (4) any Person that is (i) an Affiliate of, and (ii) either owns 50% or more of, or is owned 50% or more by, or is under 50% or more common ownership with, the Persons described in (1)-(3) above, in each case, acting either in its own capacity or as an agent or trustee (including, as an indenture trustee), or (5) any investment fund, limited liability company, limited partnership or general partnership where (a) a Permitted Fund Manager acts as the general partner, managing member or fund manager and (b) at least 50% of the equity interests in such investment vehicle are owned, directly or indirectly, by one or more entities that are otherwise Authorized Institutions under clauses (1)-(4) above (a Person described in this clause (5) being hereinafter referred to as a “Permitted Investment Fund”). The fact a particular Person (or Affiliate of that Person) is a direct or indirect partner, shareholder, member, or other investor in Landlord or Tenant shall not preclude such Person from being an Authorized Institution and a Fee Mortgagee or Leasehold Mortgagee, as applicable; provided, that: (x) such entity has, in fact, made a bona fide mortgage or mezzanine loan to Landlord or Tenant

    CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
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secured by a Fee Mortgage or a Leasehold Mortgage, as applicable, or has acquired such loan, (y) such entity otherwise qualifies as an Authorized Institution and (z) in the case of a Leasehold Mortgagee, at the time such entity becomes a Leasehold Mortgagee, no Event of Default exists, unless simultaneously cured.
“Capital Assessments Cap Amount” is defined in Section 5.2(f).
“Casino” means that certain gaming facility to be located on the Leased Premises as part of the Project.
“Code” means the Internal Revenue Code of 1986, as the same may be amended or supplemented, and the rules and regulations promulgated thereunder.
“Commencement Date” means the date on which the License Deposit is made. Tenant may, in its reasonable judgment, elect to fund the License Deposit on a date prior to the effective date for the award of the Gaming License and, in such case, Landlord will fund its portion thereof on the same date so long as Tenant has given Landlord at least 5 Business Days prior written notice requesting Landlord’s portion thereof.
“Common Facilities” includes, without limitation and as applicable, all parking areas, streets, driveways, curb cuts, access facilities, aisles, sidewalks, malls, landscaped areas, sanitary and storm sewer lines, water, gas, electric, telephone and other utility lines, systems, conduits and facilities and other common and service areas, whether located within or outside the Leased Premises and serving the Leased Premises, all as more particularly defined in the Master Declaration, and regardless of by whom owned.
“Common Facilities Deposits” is defined in Section 6.5.
“Common Facilities Expense” means, to the extent covered by or levied under the Master Declaration, all expenses, contributions, fees, assessments and costs in connection with operating, maintaining, repairing, insuring, lighting, protecting and securing the Common Facilities, as computed and to be paid in accordance with the Master Declaration, but not including any Special District Capital Assessments.
“Competitor” means a Person, the majority of whose business, or for whom the majority of the business of an Affiliate of such Person, consists of the ownership, operation or management of a video lottery facility, casino or other facility used to conduct Gaming Operations (without regard to the reference in the definition thereof to the Leased Premises). Competitor shall not include, however, any (a) real estate investment trust that owns but does not manage or operate gaming properties and that derives no greater than 33.3% of its revenues from a single casino operator or manager or group of Affiliated casino operators or managers (i.e., a REIT which is a passive real estate investor in casino properties) or (b) Affiliate that (i) is a financial institution, institutional investor, or other financial or investment services, management or advisory establishment or enterprise that invests generally in industries that may include the gaming industry but is not limited solely to the gaming industry, or (ii) is Affiliated with a Person the majority of whose business consists of the operation and management of a video lottery facility, casino or other facility used

    CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
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to conduct Gaming Operations (as aforesaid) by reason of ownership and control by, ownership and control of, or common control and ownership with, such Person through a Person described in the foregoing clause (i); provided that, in each case, the Person who acquires Landlord’s interest in this Lease executes and delivers to Tenant a nondisclosure agreement in customary form and providing, in effect, that such Person will not disclose any Confidential Information relating to Tenant or the operation of the Leased Premises to any Affiliate of such Person a majority of whose business consists of the ownership, operation and management of a video lottery facility, casino or other facility used to conduct Gaming Operations (as aforesaid) and with respect to which there are no overlapping executive officers or other employees with access to Confidential Information (it being understood that overlapping directors shall be permitted, provided that such overlapping directors shall not be entitled to receive any Confidential Information hereunder). As used in this definition, “Affiliate” means as applied to a Person or Persons, any other Person or Persons directly or indirectly both (x) controlling, controlled by, or under common control with, that Person or Persons, and (y) owned 40% or more by, owning 40% or more of, or under 40% or more common ownership with, such first Person.
“Competitor Transfer” is defined in Section 10.5.
“Competitor Transfer Notice” is defined in Section 10.5.
“Conservation Easement” means an easement in favor of Delaware Highlands Conservancy as more particularly described in Exhibit D hereto, which shall be in form and substance reasonably satisfactory to Tenant.
“CPI” means the Consumer Price Index for all Urban Consumers, U.S. City Average, published by the Bureau of Labor Statistics of the United States Department of Labor (base year 1982-84=100), or any successor index thereto.
“Default Rate” means the lesser of (a) the per annum interest rate from time to time publicly announced by Citibank, N.A., New York, New York as its base rate (i.e., its Prime Rate) plus four percent (4%) and (b) the highest rate of interest that may lawfully be charged to the party then required to pay interest under this Lease at the Default Rate. If Citibank, N.A. should cease to publicly announce its base rate, the Prime Rate hereunder shall be the prime, base or reference rate of the largest bank (based on assets) in the United States which announces such rate.
“Depository” is defined in Section 15.1.
“Deposits” is defined in Section 6.5.
“Effective Date” is the date first above written.
“Eligible Gaming Revenue” means ***.
“Eligibility Requirements” means, with respect to any Person, that such Person has a capital/statutory surplus or shareholder’s equity, determined in accordance with GAAP, of at least Two

    CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

Hundred Fifty Million Dollars ($250,000,000.00), as such amount is Adjusted by CPI on each Option Date, if applicable.
“Environmental Laws” is defined in Section 3.5.
“Environmental Report” means that certain environmental site assessment prepared by AKRF, Inc. dated December 18, 2015, with respect to the Leased Premises.
“Escalation Date” is defined in Section 5.2(e).
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.
“Fee Mortgage” is defined in Section 21.2.
“Fee Mortgagee” is defined in Section 21.2.
“Final Plans” means the final plans, drawings and specifications for the Project, and any other improvements on the Leased Premises, as built, as the same may be modified from time to time in accordance with the terms hereof.
“Fiscal Tax Year” is defined in Section 6.2(a)(i).
“Force Majeure” is defined in Article 24.
“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such entity as may be in general use by significant segments of the U.S. accounting profession, including, without limitation, the International Financial Reporting Standards, if applicable, consistently applied.
“Gaming Authorities” means New York State Gaming Facility Location Board, New York State Gaming Commission, or any other governmental division, commission or agency that now or hereafter has regulatory authority over Gaming Operations and/or over Persons operating or engaged in Gaming Operations by reason of their operation thereof or engagement therein, or over Persons receiving, directly or indirectly, revenues derived from Gaming Operations.
“Gaming Equipment” means any and all gaming devices, gaming device parts and inventory and other related gaming equipment and supplies used or usable in present or future Gaming Operations, including, without limitation, slot machines, gaming tables, cards, dice, chips, tokens, player tracking systems, cashless wagering systems and associated equipment.
“Gaming Laws” means all Laws applicable to the ownership, operation or management of casino facilities and video gaming facilities and to Gaming Operations and/or to Persons operating or engaged in Gaming Operations, including but not limited to all present and future requirements,

    CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

administrative and judicial orders, laws, statutes, codes, ordinances, rules and regulations of Government Authorities and all pronouncements and requirements now or hereafter imposed by Governmental Authorities, whether or not having the force of Law.
“Gaming Licenses” means any permit, license, certificate or approval now or hereafter required by any Governmental Authority in order to conduct or participate in the revenues from Gaming Operations on or from the Casino in accordance with applicable Laws, including, but not limited to, a license issued pursuant to Article 13 of the New York Racing, Pari-Mutuel Wagering and Breeding Law.
“Gaming Operations” means the operation within or from the Leased Premises of video gaming machines (including video lottery terminals), slot machines, live and electronic table games (including, but not limited to, poker, blackjack, and internet gaming), and other games of chance, and wagering of any kind (including, without limitation, sports books), and of any and all types, which are now or hereafter permitted by applicable Laws, whether such wagers are made by customers physically located within the Leased Premises or from outside the Leased Premises (including, without limitation, via the Internet), but specifically excluding horse racing, pari-mutuel and simulcast wagering on horse racing; provided, in the case of customers not physically located on or within the Leased Premises, the revenue derived therefrom is reported (in whole or, to the extent so reported, in part) by Tenant to the applicable Governmental Authorities as revenue from Gaming Operations attributable to the Leased Premises.
“Governmental Authorities” means all federal, state, county, municipal and local departments, commissions, boards, bureaus, agencies, quasi-governmental entities and offices thereof, having jurisdiction over all or any part of Leased Premises or the Project or the use thereof, including Gaming Authorities.
“Hazardous Substances” is defined in Section 12.6.
“Improvements” means all buildings, structures and improvements now or hereafter located on the Land (collectively, the “Building”) and all alterations, additions, improvements, repairs, restorations and replacements thereof, and the fixtures, equipment and machinery, in each case now or hereafter affixed thereto; provided, that Tenant’s Property and Gaming Equipment shall not be “Improvements” under the Lease.
“Indemnified Party” is defined in Section 12.5.
“Indemnifying Party” is defined in Section 12.5.
“Initial Rent Period” is defined in Section 5.2(c).
“Knowledge” means, with respect to Landlord or Tenant, the actual knowledge of Landlord or Tenant, as applicable, without duty of inquiry or investigation.

    CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

“Land” means the tract of land constituting the Leased Premises described on Exhibit A attached hereto and, subject to Section 3.6, all rights appurtenant thereto, including but not limited to air rights and development rights appurtenant thereto.
“Landlord Indemnified Party” is defined in Article 18.
“Landlord Licenses and Permits” is defined in Section 8.6.
“Landlord Non-Gaming Licenses and Permits” is defined in Section 8.7.
“Landlord Property Interests” means the right, title and interest of Landlord in (a) the Leased Premises, or (b) this Lease.
“Laws” means all present and future requirements, administrative and judicial orders, laws, statutes, codes, ordinances, rules and regulations of any Governmental Authority, including, but not limited to the ADA, including but not limited to Gaming Laws.
“Lease Year” means a period of twelve (12) full calendar months. The first Lease Year shall begin on the first day of the calendar month following the Commencement Date, unless the Term commences on the first day of a calendar month, in which case the first Lease Year shall begin on the Commencement Date. Each succeeding Lease Year shall commence on the anniversary of the commencement of the first Lease Year.
“Leased Premises” means the Land, and all rights, easements and privileges thereunto belonging or in any way appertaining, and all other rights, easements and privileges granted to Tenant in this Lease, excluding, however, the Improvements, Tenant’s Property and the Conservation Easement.
“Leasehold Estate” is defined in Section 3.1.
“Leasehold Mortgage” is defined in Section 19.1.
“Leasehold Mortgagee” is defined in Section 19.2.
“Leasehold Mortgagee Related Party" shall mean a Person that is either (a) a wholly-owned subsidiary of a Leasehold Mortgagee, (b) an agent or trustee that is an Authorized Instritution acting on behalf of holders of loans, bonds or other obligations secured by an applicable Leasehold Mortgage or (c) a Person otherwise formed and wholly-owned by the holders of the loans, bonds or other obligations secured by an applicable Leasehold Mortgage.
“License Deposit” means the deposit made with the Gaming Authorities, via cash or bond, in the amount of $85,392,588.00 (made up of a $20,250,000.00 payment by Landlord and a $65,142,588.00 payment by Tenant) in accordance with the requirements of the Gaming License.
“Licenses and Permits” is defined in Section 8.4(b).

    CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

“Master Declaration” means that certain Amended and Restated Master Declaration of Covenants, Conditions, Easements And Restrictions For Adelaar, dated the date hereof, made by EPT Concord II, LLC and EPR Concord II, L.P. (collectively or individually, as Declarant), and Concord Resorts Master Association, LLC, as may be amended from time to time in accordance herewith.

“Master Development Agreement” or “MDA” means that certain Amended and Restated Master Development Agreement, dated the date hereof, as further amended from time to time.
“Master Development Site” means those certain tracts or parcels of land more particularly depicted on Exhibit F hereto, of which the Land is a part.
“MRMI PILOT Agreement” means the agreement made as of September 5, 2014, by and among County of Sullivan Industrial Development Agency, Monticello Raceway Management, Inc. and Montreign Operating Company, LLC, as amended from time to time.
“Opening Date” is defined in Section 4.1.
“Operating Standard” is defined in Section 8.4(a).
“Operating Term” is defined in Section 4.1.
“Option Date” means each of the twentieth (20th) anniversary of the Commencement Date, the thirtieth (30th) anniversary of the Commencement Date, the fortieth (40th) anniversary of the Commencement Date, the fiftieth (50th) anniversary of the Commencement Date, and the sixtieth (60th) anniversary of the Commencement Date.
“Outside Date” means March 1, 2016, or such later date on which the License Deposit is required to be made; provided that the Outside Date shall be extended during any period for which Tenant has deposited its portion of the License Deposit and Landlord or its Affiliate has failed to fund its corresponding portion thereof.
“Percentage Rent” is defined in Section 5.3.
“Percentage Rent Period” is defined in Section 5.2(d).
“Permitted Exceptions” is defined in Section 3.1.
“Permitted Fund Manager” means any Person that on the date of determination is (i) a nationally-recognized manager of investment funds or an Authorized Institution described in clause (1) of the definition thereof, in each case investing in debt or equity interests relating to commercial real estate, (ii) investing through a fund with committed capital of at least $250,000,000.00 and (iii) not subject to any bankruptcy or other insolvency proceeding.

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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“Person” means any natural person, corporation, limited liability company, partnership, joint venture, estate, trust, unincorporated association or Governmental Authority and any fiduciary acting in such capacity on behalf of any of the foregoing.
“Pre-Development Term” is defined in Section 4.1.
“Pre-Development Termination” is defined in Section 4.2(a).
“Project” means, collectively, one or more Buildings and other Improvements that will include: (a) a gaming floor of no less than an aggregate total of 90,000 square feet featuring no less than 2,150 slot machines, 102 table games and a 14-16 table poker room (inclusive of the poker and room and VIP and high-limit areas); (b) designated VIP/high-limit areas within such gaming floor which will offer a minimum of 26 slot machines, 8 table games, and a player’s lounge with food and beverages; (c) a hotel containing no less than 332 luxury rooms (including at least eight 1,000-1,200 square feet garden suites, seven 1,800 square feet, two story townhouse villas, and 12 penthouse-level suites), indoor pools and fitness center; (d) a VIP floor containing 6 private VIP gaming salons, a private gaming cage and butler service; (e) multi-purpose meeting and entertainment space of no less than 27,000 square feet with seating capacity for 1,300 people and a mezzanine level that includes a minimum of 14-16 table poker room, access to an outdoor terrace and no less than 7,000 square feet of meeting room space; (f) spa of no less than 7,500 square feet; at least seven restaurants/food and beverage outlets (inclusive of the food court), with an aggregate capacity for at least 727 patrons; and at least four bar/lounges (including restaurant bars) with capacity for at least 141 patrons; and (g) with a minimum capital investment of $611,000,000.
“Purchase Option Agreement” means that certain Purchase Option Agreement, dated the date hereof, by and among Landlord, Tenant or an Affiliate of Tenant and the other parties thereto.
“Rent” means Annual Fixed Rent, Percentage Rent and any other charges, expenses or amounts payable by Tenant under this Lease.
“Rent Resumption Date” is defined in Section 8.6(f).
“Restoration Plan” means the Tree Restoration Plans (L-200/L-201) and Landscape Restoration Statement as provided to and approved by the Town of Thompson under cover letter dated November 18, 2014, attached hereto as Exhibit B.
“Restrictive Agreements” means the Master Development Agreement, as amended from time to time.
“Special District Capital Assessments” means any assessments on the Leased Premises to pay for the debt service on any bonds issued by a local development corporation established pursuant to Section 1411 of the Not-for-Profit Corporation Law in respect of the initial construction and placement into service of the Common Infrastructure Work (as defined in the MDA).
“Taxes” is defined in Section 6.2(a)(ii).
“Tax Deposits” is defined in Section 6.5.

    CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

“Tenant’s Operating Period” means the period beginning on the Opening Date and ending on the expiration or earlier termination of the Term.
“Tenant’s Property” is defined in Article 11.
“Tenant’s Pylon” is defined in Section 20.1.
“Tenant’s Signs” is defined in Section 20.2.
“Term” and “Term of this Lease” means the Pre-Development Term and the Operating Term. If no other time period is specified under this Lease for a particular obligation or provision, the applicable time period shall be deemed to be the Term.
“Termination Option Date” is defined in Section 4.2(b).
“Termination Option” is defined in Section 4.2(b).
“Transfer Taxes” is defined in Section 26.22.
“Uniform System of Accounts” means the Uniform System of Accounts for the Lodging Industry, Tenth Revised Edition, 2006, as adopted by the American Hotel & Motel Association, and all future amendments and supplements thereto that are in general use within the United States as hotels similar to that of the hotels operated on the Leased Premises.
“Violations” means any and all notes or notices of violations of Law whatsoever noted in or issued by any Governmental Authority having jurisdiction over the Leased Premises.
ARTICLE 3.
DEMISE OF LEASED PREMISES
3.1    Demise of Leased Premises. Landlord hereby demises and leases the Leased Premises unto Tenant, and Tenant hereby leases the same from Landlord, for the consideration and upon the terms and conditions set forth in this Lease. The Leased Premises are demised and let hereunder subject only to (a) the matters recorded in the land records of Sullivan County, New York affecting title thereof as of the Effective Date as reflected on Schedule 1 hereto, (b) any state of facts which an accurate survey or physical inspection of the Leased Premises might show, provided that such state of facts would not adversely affect Tenant’s ability to construct or operate the Project or the Leased Premises or the value thereof in any material respect, (c) all zoning regulations, restrictions, rules and ordinances, building restrictions and other Laws now in effect or hereafter adopted by any Governmental Authority having jurisdiction, (d) Taxes which are a lien but not yet due and payable, (e) all covenants, restrictions and utility company rights, easements and franchises relating to electricity, water, steam, gas, telephone, sewer or other service or the right to use and maintain poles, lines, wires, cables, pipes, boxes and other fixtures and facilities in, over, under and upon the Leased Premises which exist as of the Effective Date or which are permitted to be placed thereon after the Effective Date pursuant to the express provisions of this Lease or the Master Declaration, (f) subject to the further provisions of Section 21.2 below, all Fee Mortgages whether now or hereafter existing, (g) all outstanding

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EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

Violations issued or noted on the Effective Date and listed on Schedule 2 attached hereto, (h) any matter which from time to time may affect title to the Leased Premises which results from any act or omission of Tenant or any Affiliate of Tenant or any Person claiming by, through or under Tenant or any Affiliate of Tenant, or any director, officer, employee, agent or contractor of, or other Person acting on behalf of or at the direction of, Tenant or any Affiliate of Tenant or any Person claiming by, through or under Tenant or any Affiliate of Tenant, and (i) any other matter which from time to time may affect title to the Leased Premises which results from any act or omission of any Person from and after the Effective Date (other than from any act or omission of Landlord or any Affiliate of Landlord or any Person claiming by, through or under Landlord or any Affiliate of Landlord, or any director, officer, employee, agent or contractor of, or other Person acting on behalf of or at the direction of, Landlord or any Affiliate of Landlord or any Person claiming by, through or under Landlord or any Affiliate of Landlord, which is not otherwise permitted to be done or not done, as applicable, under this Lease) (collectively, the matters described in the foregoing clauses, “Permitted Exceptions”). The right, title and interest of Tenant in its leasehold estate in the Land and Improvements as created by this Lease is sometimes referred to as the “Leasehold Estate”. Landlord hereby agrees to provide a customary owner’s affidavit with respect to any matters or activities on the Leased Premises prior to the Effective Date to a title company selected by Tenant in connection with the issuance of a leasehold or leasehold mortgage title policy for the Leased Premises, in form and substance necessary for the issuance of a title policy for the Leased Premises subject only to the Permitted Exceptions.
3.2    Development Matters. Development and construction of the Project on the Leased Premises shall be governed by this Lease, the Master Development Agreement and the Master Declaration, as may be amended from time to time in accordance with their terms and in accordance herewith.
3.3    Landlord’s Representations. Landlord represents and warrants to Tenant that: (a) Landlord owns and holds fee title in and to the Leased Premises; (b) Landlord has full right and lawful authority to enter into and perform Landlord’s obligations under this Lease; (c) Landlord has not leased, licensed or otherwise agreed to permit the use of the Leased Premises to any third party whose lease, license or occupancy right is still in effect (including any nominal leases with county or local development agencies to facilitate tax exempt financing for the benefit of the Project, which Landlord represents have or will be terminated on or about the Effective Date), other than the Conservation Easement to be entered into between Landlord and Delaware Highlands Conservancy for that portion of the Leased Premises shown on Exhibit D; (d) Landlord has not sold, assigned or otherwise transferred any of the development rights, air rights or mineral rights appurtenant to the Leased Premises, nor has exploited or is it currently exploiting or otherwise seeking to mine or extract any of the minerals or other natural resources located beneath the surface of the Leased Premises; and (e) no portion of the Leased Premises is part of a tax lot that also includes any real property that is not part of the Leased Premises.
3.4    Covenant of Quiet Enjoyment. Landlord covenants to Tenant that for so long as no Event of Default shall exist and subject to the terms and conditions of this Lease, Tenant shall have and enjoy, during the Term of this Lease, the quiet and undisturbed possession of the Leased Premises as in this Lease contemplated, free from interference by Landlord or any party claiming

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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by, through or under Landlord but none other, and free of any liens, encumbrances or other claims created by Landlord or any director, officer, employee or agent of Landlord or any Affiliate of Landlord or any other Person acting at the direction of Landlord or any Affiliate of Landlord, other than Permitted Exceptions, which may adversely affect the value of the Land and Improvements in any material respect (unless the same would be extinguished upon or in connection with a transfer of Landlord’s interest in the Leased Premises) or Tenant’s use and enjoyment of the Leased Premises or the Project in any material respect, in each case whether or not superior to this Lease and the Leasehold Estate. If (a) Landlord breaches its covenants set forth in this Section 3.4, (b) it is determined by a final and non-appealable order of a court of competent jurisdiction that Tenant has suffered damages recoverable hereunder as a result of such breach and the amount of such damages actually suffered by Tenant, and (c) Landlord fails to pay to Tenant the amount of such damages as so determined within thirty (30) days after the date of such order, then Tenant shall have the right, to offset the amount of such damages against the next succeeding installment(s) of Annual Fixed Rent and Percentage Rent due under this Lease until credited in full.
3.5    No Representations by Landlord. Tenant hereby accepts the Leased Premises in its “as is, where is” condition as of the Effective Date. Tenant represents to Landlord that Tenant has examined the title to and the physical condition of the Leased Premises prior to the execution and delivery of this Lease and has found the same to be satisfactory for all purposes hereof. Tenant acknowledges that, except as herein expressly set forth, Landlord has not made, does not make, and specifically negates and disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, of, as to, concerning, or with respect to, (a) the value, nature, quality or condition of the Leased Premises, including, without limitation, the water, soil and geology; (b) the suitability of the Leased Premises for any and all activities and uses which may be conducted thereon; (c) the compliance of or by the Leased Premises with any laws, rules, ordinances or regulations of any applicable governmental authority or body; (d) the habitability, merchantability, marketability, profitability or fitness for a particular purpose of the Leased Premises, or (e) any other matter with respect to the Leased Premises, and specifically, Landlord has not made, does not make and specifically negates and disclaims any representations or warranties regarding compliance of the Leased Premises with any environmental protection, pollution or land use laws, rules, regulations, orders or requirements, including without limitation, those pertaining to solid waste, as defined by the U.S. Environmental Protection Agency Regulations at 40 C.F.R., Part 261, or the disposal or existence, in or on the Leased Premises, of any hazardous substances, as defined by The Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, and the regulations promulgated thereunder (collectively, “Environmental Laws”); provided, however, that Landlord represents that it has not received any notice of violation under any Environmental Law during the period of Landlord’s ownership of the Leased Premises, except for those set forth on Schedule 3 hereto. Tenant shall rely solely on its own investigation of the Leased Premises and not on any information provided or to be provided by Landlord, its directors, contractors, agents, employees or representatives. Except as expressly set forth herein, Landlord shall not be liable or bound in any manner by any verbal or written statements, representations or information pertaining to the Leased Premises or the operation thereof, furnished by any party purporting to act on behalf of Landlord.

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
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3.6    Mutual Covenants Relating to Certain Appurtenant Rights. Neither Landlord nor Tenant shall sell, assign or otherwise transfer any of the development, air, or mineral rights appurtenant to the Leased Premises during the Term without the express written consent of the other party, nor shall either party exploit or otherwise seek to mine or extract any of the minerals or other natural resources located beneath the surface of the Leased Premises, except for excavated materials incidental to construction of the Tenant’s improvements, during the Term. Notwithstanding anything herein to the contrary, Landlord may sell or transfer, consistent with law, those portions of the Common Infrastructure Work (as defined in the MDA) that constitute equipment, wiring, pipes, conduits or other portions of the Common Infrastructure Work that are located in, on, under or at the Leased Premises but may not transfer any portion of the Land constituting the Leased Premises, in connection with bonds issued by a local development corporation pursuant to Section 1411 of the Not-for-Profit Corporation Law; provided that in connection with any such transfer, (a) Landlord or such transferee, as a condition to such transfer, shall enter into customary easements or other agreements for the maintenance of such equipment associated with such portions of the Common Infrastructure Work in form reasonably acceptable to Tenant containing obligations on the part of such transferee to maintain such equipment subject to all applicable Laws, including all Gaming Laws, and containing an obligation to repair, restore and replace any disturbances or damage to the Leased Premises or any Improvements thereon resulting from the actions of such person or its agents in entering onto any portion of the Leased Premises, and (b) Landlord shall use commercially reasonable efforts to obtain from any potential purchaser or transferee of Landlord’s interests in the Common Infrastructure Work an indemnity for Tenant against any claims arising from Landlord’s or Landlord’s designees’ entering onto and inspection of the Leased Premises under this Section 3.6.
ARTICLE 4.
TERM
4.1    Term. The pre-development term of this Lease (the “Pre-Development Term”) shall commence on the Effective Date and subject to Section 4.2 hereof shall continue until the earliest to occur of (a) the date on which Tenant delivers written notice to Landlord of its decision to terminate this Lease in accordance with Section 4.2(a), (b) the Commencement Date or (c) the Outside Date (it being understood that the Commencement Date and the Outside Date may occur simultaneously). Notwithstanding anything herein to the contrary, during the Pre-Development Term, Tenant shall only be permitted to install utilities, retaining walls, and foundations, and perform final grading to subgrade for parking, roadways, and detention basin areas on the Leased Premises in compliance with all Laws. The operating term of this Lease (the “Operating Term”) shall commence on the Commencement Date and shall expire at midnight on the earlier of (a) the last day of the calendar month that is seventy (70) years after the date that Tenant opens the Casino for business to the public with permission from the applicable Governmental Authorities to conduct ongoing Gaming Operations (as opposed to a “soft opening” or “test date”) in the Leased Premises (the “Opening Date”) and (b) the Termination Option Date. After the Commencement Date, Landlord and Tenant shall promptly execute and deliver a Memorandum of Term Commencement in the form attached hereto as Exhibit C, and Tenant shall have the right, at Tenant’s sole cost and expense, to cause the same to be recorded against the Leased Premises in the land records of Sullivan County, New York; provided, that the failure to execute and deliver such instrument shall not affect the determination of such date in accordance with this Section 4.1 or give rise to any liability on the part of Landlord or Tenant.
4.2    Early Termination.

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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(a)    At any time during the Pre-Development Term, Tenant shall have the option to terminate this Lease at Tenant’s sole and absolute discretion, for any reason or no reason, effective immediately upon delivery of written notice to Landlord (the “Pre-Development Termination”) without cost, obligation or liability to Tenant except as set forth in the succeeding sentence. Notwithstanding anything herein to the contrary, if Tenant terminates this Lease pursuant to the Pre-Development Termination, all liabilities and obligations of Tenant under this Lease shall immediately terminate, and Tenant shall have no further obligations hereunder other than Tenant’s obligations pursuant to Sections 4.3, 11.3, 12.4., 12.5, 14.2, 14.3, 18.1 and 18.2, which shall survive the Pre-Development Termination of this Lease until fulfilled. If Tenant terminates this Lease pursuant to the Pre-Development Termination, Landlord shall be entitled to retain all Prior Option Payments, as defined in the Purchase Option Agreement, without set-off.
(b)    Provided that no Event of Default exists, during the Operating Term, Tenant shall have the option to terminate this Lease on five (5) separate occasions (each, a “Termination Option”), effective as of the applicable Option Date in accordance with this Section 4.2. If Tenant elects to exercise a Termination Option, it shall do so by giving Landlord written notice of such election at least twelve (12) months before the applicable Option Date on which this Lease is to be terminated by the exercise of such option, time being of the essence with respect to the giving of such notice. If Tenant fails to timely give such notice, the applicable Termination Option shall lapse and be of no further force and effect. If Tenant timely gives such notice, this Lease shall be automatically terminated effective as of the applicable Option Date (such date, the “Termination Option Date”), and Tenant shall be obligated to surrender the Leased Premises to Landlord on the Termination Option Date in the condition required by this Lease, and thereafter neither party shall owe any further obligation to the other except to the extent of obligations under this Lease which are intended to survive the expiration or earlier termination of this Lease.
4.3    Continued Possession of Tenant; Holding Over.

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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(a) The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant to timely surrender the Leased Premises upon expiration or other earlier termination of this Lease will be substantial, will exceed the amount of the monthly installments of Annual Fixed Rent and Percentage Rent theretofore payable hereunder, and will be impossible to accurately measure. Tenant therefore agrees that if possession of the Leased Premises is not surrendered to Landlord upon the expiration or earlier termination of this Lease, then Tenant shall pay to Landlord for each month during which Tenant holds over in the Leased Premises after the expiration or earlier termination of this Lease, holdover rent equal to: (i) for the first and second months after such expiration or termination, the sum of (A) ***% of (y) the Annual Fixed Rent which Tenant was obligated to pay for the month immediately preceding the end of the Term plus (z) the Percentage Rent which would be payable under this Lease for such month if such period were included in the Term hereunder, plus (B) all other Rent payable by Tenant pursuant to the terms of this Lease (including, without limitation, Taxes and operating expenses); (ii) for the third and fourth months after such expiration or termination, the sum of (A) ***% of (y) the Annual Fixed Rent which Tenant was obligated to pay for the month immediately preceding the end of the Term plus (z) the greater of (I) the Percentage Rent which would be payable under this Lease for such month if such period were included in the Term hereunder and (II) one twelfth (1/12) of the Percentage Rent which Tenant was obligated to pay for the last full Lease Year of the Term, plus (B) all other Rent payable by Tenant pursuant to the terms of this Lease (including, without limitation, Taxes and operating expenses); (iii) for the fifth and sixth months after such expiration or termination, the sum of (A) ***% of (y) the Annual Fixed Rent which Tenant was obligated to pay for the month immediately preceding the end of the Term plus (z) the greater of (I) the Percentage Rent which would be payable under this Lease for such month if such period were included in the Term hereunder and (II) one twelfth (1/12) of the Percentage Rent which Tenant was obligated to pay for the last full Lease Year of the Term, plus (B) all other Rent payable by Tenant pursuant to the terms of this Lease (including, without limitation, Taxes and operating expenses); and (iv) thereafter, the sum of (A) ***% of (y) the Annual Fixed Rent which Tenant was obligated to pay for the month immediately preceding the end of the Term plus (z) the greater of (I) the Percentage Rent which would be payable under this Lease for such month if such period were included in the Term hereunder and (II) one twelfth (1/12) of the Percentage Rent which Tenant was obligated to pay for the last full Lease Year of the Term, plus (B) all other Rent payable by Tenant pursuant to the terms of this Lease (including, without limitation, Taxes and operating expenses).
(b)    Notwithstanding the foregoing provisions of Section 4.3(a), no holding over by Tenant after the expiration or earlier termination of the Term shall operate to extend the Term, and the acceptance of any rent paid by Tenant pursuant to this Section 4.3 shall not preclude Landlord from commencing and prosecuting a holdover or summary eviction proceeding. The provisions of this Section 4.3 shall be deemed to be an “agreement expressly providing otherwise” within the meaning of Section 232-c of the Real Property Law of the State of New York. Tenant expressly waives, for itself and for any Person claiming through or under Tenant, any rights which Tenant or any such Person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force, in connection with any holdover summary proceedings which Landlord may institute to enforce the provisions of this Lease.
4.4    Certain Landlord Rights.
(a)    Landlord or its agent shall have the right to enter the Leased Premises at all reasonable times during normal business hours and upon reasonable advance notice for the purpose of exhibiting the Leased Premises at any time during the Term, provided that Landlord shall not be permitted to enter any restricted areas such as count rooms, cages and surveillance rooms unless accompanied by a representative of Tenant and subject to reasonable security rules and applicable Law; and, provided further that Landlord shall not exhibit the Leased Premises to prospective tenants until twelve (12) months prior to the then-scheduled expiration date of the Term of this Lease. Landlord shall have no right to place any “for sale” or “for rent” notices or signs on the Leased Premises at any time during the Term of the Lease. Tenant hereby waives all notice to vacate upon the expiration or other termination of this Lease.
(b)    Upon the expiration or earlier termination of this Lease, Tenant shall, at the option and expense of Landlord, transfer to and relinquish to Landlord or Landlord’s nominee and reasonably cooperate with Landlord or Landlord’s nominee in connection with the processing by Landlord or such nominee of the Licenses and Permits and all assignable service contracts, which may be necessary or appropriate for the operation by Landlord or such nominee of the Leased Premises, including, but not limited to the Gaming Licenses, and all approvals relating to the Leased

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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Premises, to the extent permitted by Law; provided that the costs and expenses of any such transfer or the processing of any such application shall be paid by Landlord or Landlord’s nominee; and Landlord agrees to hold harmless, or to cause Landlord’s nominee to hold harmless, Tenant from all claims, liabilities or expense arising from any such transfer or processing. Landlord acknowledges that some or all of such Licenses and Permits relating to the operation of the Casino, including liquor licenses, are or may not be assignable by Law.
ARTICLE 5.
RENT
5.1    Payment of Rent. Tenant shall timely pay all Rent due under this Lease to Landlord by check (subject to collection) drawn on a bank that clears through The Clearing House Payments Company L.L.C. or electronic transfer, at the times and to the accounts provided herein without notice or demand and without setoff or counterclaim payable to Landlord at Landlord’s address first written above until Tenant receives other written instructions from Landlord. In the event (i) Landlord provides notice to Tenant of any Fee Mortgage encumbering Landlord’s fee interest in the Leased Premises and (ii) the Fee Mortgagee under such Fee Mortgage delivers written notice to Tenant asserting that an event of default exists under such Fee Mortgage, Tenant shall be permitted to rely on written instructions from any such Fee Mortgagee and any payments made in accordance therewith shall discharge Tenant’s obligations hereunder to the extent of such payments as if such payments were made to Landlord.
5.2    Annual Fixed Rent; Escalation; Special Assessments. Tenant shall pay to Landlord, commencing on the Effective Date and continuing throughout the Term of this Lease, the Annual Fixed Rent, payable in equal monthly installments on or before the first day of each calendar month in advance. If the Annual Fixed Rent is payable for a fraction of a month, the amount payable shall be a pro rata share of a full month’s rent based on the number of days elapsed in such month. The Annual Fixed Rent shall be prorated for any partial Lease Year. Annual Fixed Rent under this Lease shall be as follows:
(a)    For the period commencing on the Effective Date and continuing through the Commencement Date, Annual Fixed Rent shall equal Six Million Dollars ($6,000,000.00), payable Five Hundred Thousand Dollars ($500,000.00) per month.
(b)    For the period commencing on the Commencement Date and continuing through the end of the 12th month following the Commencement Date, Annual Fixed Rent shall be deemed satisfied by the prior payment by Tenant of all amounts received by Landlord prior to the Commencement Date, including Prior Option Payments (as defined in the Purchase Option Agreement) and rent payments pursuant to Section 5.2(a) above, and Tenant shall have no additional payment obligations prior to the 13th month following the Commencement Date.
(c)    For the period commencing at the beginning of the 13th month following the Commencement Date and continuing through the end of the 30th month following the Commencement Date (the “Initial Rent Period”), Annual Fixed Rent shall equal Twelve Million Dollars ($12,000,000.00), payable One Million Dollars ($1,000,000.00) per month.

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(d)    For the period commencing at the beginning of the 31st month following the Commencement Date and continuing through the end of the Term (the “Percentage Rent Period”), Annual Fixed Rent shall equal Seven Million Five Hundred Thousand Dollars ($7,500,000.00), subject to the escalation provisions set forth in Section 5.2(e).
(e)    On the first day of the sixth, eleventh and sixteenth Lease Years and the first day after each Option Date, and the first day after the fifth anniversary of each Option Date (each an “Escalation Date”), Annual Fixed Rent shall be increased to an amount, per annum, equal to (i) the Annual Fixed Rent payable during the immediately preceding Lease Year plus (ii) an amount equal to the Annual Fixed Rent payable during the immediately preceding Lease Year multiplied by eight percent (8%). The Annual Fixed Rent, as increased on each Escalation Date, shall remain in effect for the following five (5) Lease Years until the succeeding Escalation Date or expiration of the Term of this Lease, as applicable. After each Escalation Date, Landlord and Tenant shall promptly execute and deliver an instrument confirming the Annual Fixed Rent as increased on such Escalation Date; provided, that the failure to execute and deliver such instrument shall not affect the determination of Annual Fixed Rent in accordance with this Section 5.2(e) or give rise to any liability on the part of Landlord or Tenant.
(f)    Notwithstanding anything herein to the contrary, commencing on the Commencement Date, Tenant shall be responsible for payment of the Special District Capital Assessments levied on the Leased Premises in an amount not to exceed the annual amounts set forth on *** hereto as the same is reduced by *** (the “Capital Assessments Cap Amount). “Tenant Payment Amounts” shall be the annual payments required to *** (as defined in the MDA) paid by Tenant or its Affiliates in accordance with ***, which amount shall be calculated using *** (and matching the payment schedule) as the anticipated *** set forth on *** hereto. Amounts payable pursuant to this Section 5.2(f) shall be paid by Tenant directly to the applicable Governmental Authorities. Landlord shall be responsible for payment of any such Special District Capital Assessments in excess of the Capital Assessments Cap Amount. In the event that Landlord fails to make such payments in a timely manner, Tenant shall have the right (but not the obligation) to make such payments directly to the Governmental Authorities, and Tenant shall receive a deduction from Rent in an amount equal to the excess of any Special District Capital Assessments levied on the Leased Premises, to the extent paid by Tenant to the Governmental Authorities over the Capital Assessments Cap Amount. Furthermore, (i) so long as the tenant under the Golf Course Lease (as defined in the MDA) is an Affiliate of Tenant, Tenant shall receive a deduction from Rent in an amount equal to any amount actually paid by Tenant or an Affiliate for any Special District Capital Assessments levied on the Golf Course Parcel (as defined in the MDA) in excess of the Capital Assessments Cap Amount (as defined in the Golf Course Lease) which exceeds rent due under the Golf Course Lease in a given month, in accordance with Section 5.3 of the Golf Course Lease and (ii) so long as the tenant under the Entertainment Village Lease (as defined in the MDA) is an Affiliate of Tenant, Tenant shall receive a deduction from Rent in an amount equal to any amount actually paid by Tenant or an Affiliate for any Special District Capital Assessments levied on the Entertainment Village Parcel (as defined in the MDA) in excess of the Capital Assessments Cap Amount (as defined Entertainment Village Lease) which exceeds rent due under the Entertainment Village Lease in a given month, in accordance with Section 5.3 of the Golf Course Lease. In the event that Tenant fails to make any payments required under this Section 5.2(f) in a timely manner,

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Landlord shall have the right (but not the obligation) to make such payments directly to the Governmental Authorities, and the amount of any such payments made by Landlord shall be added to Rent due under this Lease for the following month.
5.3    Percentage Rent.
(a)    Commencing on the first day of the Percentage Rent Period, in addition to the Annual Fixed Rent, Tenant shall pay Landlord as percentage rent (the “Percentage Rent”) an amount for each Lease Year equal to five percent (5.0%) of the Eligible Gaming Revenue in excess of the Base Eligible Gaming Revenue Amount for such Lease Year. As used herein, “Base Eligible Gaming Revenue Amount” shall mean an amount equal to the quotient obtained by dividing the *** by ***percent (***%) (for example, if the Annual Fixed Rent for a particular Lease Year is $***, then the Base Eligible Gaming Revenue Amount would equal $***, and Tenant would pay as Percentage Rent for such Lease Year an amount equal to five percent (5%) of the excess of the Eligible Gaming Revenue for such Lease Year over $***). For the purpose of computing the Percentage Rent for the first Lease Year, the Eligible Gaming Revenue, if any, for the partial calendar month preceding the first Lease Year shall be included in the Eligible Gaming Revenue for the first Lease Year. Within thirty (30) days after the end of each calendar month of each Lease Year during the Operating Term, Tenant shall furnish to Landlord a statement certified to be correct and complete by a corporate officer of Tenant, showing the total revenues from Gaming Operations during the preceding calendar month and the calculation of Eligible Gaming Revenue hereunder for such calendar month (subject to customary adjustments), which statement shall be accompanied by Tenant’s payment of Percentage Rent for such preceding calendar month, if any is due. Tenant shall require its concessionaires, licensees or subtenants, if any, managing any Gaming Operations, if any, to furnish similar statements. Without limiting the foregoing, at the request of Landlord, Tenant shall cooperate with Landlord to provide Landlord a good faith estimate (without representation and expressly subject to change) of the Eligible Gaming Revenue for the last month in each calendar quarter within 10 days of the end of such month. Within thirty (30) days after the end of each Lease Year occurring during the Operating Term, Tenant shall furnish to Landlord a statement in writing, certified to be correct and complete by a corporate officer of Tenant, showing the total revenues from Gaming Operations during the preceding Lease Year and the calculation of Eligible Gaming Revenue hereunder for such preceding Lease Year, which Statement shall be accompanied by any deficiency between the full amount of Percentage Rent for such Lease Year, less the amount previously paid as provided above. If such statement shall show that Tenant has paid to Landlord an amount greater than Tenant is required to pay under this Section 5.3, the amount of such overpayment shall be, at Landlord’s option, either (A) credited against Tenant’s next succeeding installment(s) of Annual Fixed Rent and Percentage Rent until credited in full or (B) paid directly to Tenant within ten (10) days. Tenant shall require its concessionaires, licensees or subtenants, if any, managing any Gaming Operations, if any, to furnish similar statements. Notwithstanding the foregoing, if there is a change in Law applicable to Gaming Operations the effect of which is to require Tenant to report revenues from Gaming Operations less frequently than monthly or which results in remittances of revenues from Gaming Operations to Tenant less frequently than monthly, then from and after the effectiveness of such change in applicable Law: (i) Tenant shall be required to pay Percentage Rent under this Lease on a quarterly basis (as opposed to monthly) and (ii) all references in this Section 5.3(a) to calendar months shall be deemed instead to refer to calendar

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quarters. The obligations of Tenant pursuant to this Section 5.3(a) shall survive the expiration or earlier termination of this Lease.
(b)    Tenant shall submit to Landlord photocopies of Tenant’s federal, state or local reports relating to revenues from Gaming Operations promptly after filing the same with the appropriate Governmental Authority regulating Gaming Operations at the Leased Premises.
(c)    Without limiting Tenant’s other reporting obligations under this Lease, Tenant shall keep at the Leased Premises or at Tenant’s executive offices accurate and complete books and records of all revenue from Gaming Operations and Eligible Gaming Revenue, in each Lease Year, for a period of three (3) years after such Lease Year (or such longer period, if any, as may be required by applicable Law). The books and records shall be kept in accordance with GAAP or such other accounting method which Tenant may be required by applicable Law to use in calculating revenue from Gaming Operations, and shall include without limitation: (i) detailed original records of any exclusions or deductions from Eligible Gaming Revenue, (ii) sales tax records, and (iii) such other records as would customarily be maintained by an operator of comparable Gaming Operations or facilities similar to the Project. Upon reasonable notice to Tenant, such books and records shall be available during normal business hours to Landlord or its representatives for the purpose of examining the same. A representative of Tenant may be present at such examination. Examinations by Landlord shall be limited to the Lease Year(s) in question, not more than two (2) times per Lease Year (and, in addition, in connection with any potential financing or sale or other disposition of Landlord’s interest in the Leased Premises) and upon reasonable notice to Tenant, and shall be conducted so as to not unreasonably interfere with the operation of Tenant’s business. In the event an examination of the records of Tenant shall disclose that Eligible Gaming Revenue as reported varies by *** percent (***%) or more from the actual Eligible Gaming Revenue for the applicable period, Tenant agrees to pay to Landlord the reasonable cost of any such examination. In the event an examination of records of Tenant shall disclose that Tenant has overpaid Percentage Rent with respect to any particular Lease Year, Landlord shall, at Landlord’s option, either (A) credit the amount thereof against Tenant’s next succeeding installment(s) of Annual Fixed Rent and Percentage Rent until credited in full or (B) pay such amount directly to Tenant within ten (10) days. In the event an examination of records of Tenant shall disclose that Tenant has underpaid Percentage Rent with respect to any particular Lease Year, Tenant shall pay such amount directly to Landlord within five (5) days.
(d)    For purposes of calculating Eligible Gaming Revenue, the term “Tenant” shall include any and all of Tenant’s operators, managers, subtenants, concessionaires, licensees or any other occupants or operators of or at the Leased Premises who receive revenue from Gaming Operations (which, for the avoidance of doubt, shall not include the suppliers of Gaming Equipment (in their capacity as such), including any such suppliers that receive a participation in gaming revenues derived from the Gaming Equipment by such supplier in accordance with customary industry practices).
(e)    During Tenant’s Operating Period, Tenant shall conduct its business in the Leased Premises in good faith and in accordance with the Operating Standard. It is understood and agreed by Landlord that Tenant has made no representation of any kind whatsoever as to the

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minimum or maximum amount of Eligible Gaming Revenue which will be made in the Leased Premises during any Lease Year of the Term of this Lease.
(f)    Landlord hereby acknowledges that all information delivered or made available to Landlord under this Section 5.3 shall be subject to the terms and provisions set forth in Section 26.24 with respect to such information.
(g)    The expiration or termination of this Lease during any Lease Year for any part or all of which there is Percentage Rent payable to Landlord under this Section 5.3 shall not offset the rights or obligations of the parties hereto respecting such Percentage Rent, including, without limitation, Tenant’s obligation to prepare Percentage Rent statements as set forth above and to pay the Percentage Rent, prorated as of any such expiration or termination (i.e., the Base Eligible Gaming Revenue Amount shall be prorated as of the date of such expiration or termination). The provisions of this Section 5.3(g) shall survive the expiration or earlier termination of this Lease.
ARTICLE 6.
EXPENSES
6.1    Operating Expenses. During the Term, Tenant shall be solely responsible for the payment of all operating expenses for the Leased Premises, including without limitation repair and maintenance charges, insurance charges, and all other charges incurred in connection with the operation of the Leased Premises pursuant to this Lease. Tenant shall pay its pro rata share of all Common Facilities Expenses, and any other operating expenses, contributions, maintenance costs, governmental charges, capital expenditures, and expenses related to the ownership and operation of the Leased Premises, whether or not specifically mentioned in this Lease, directly to the appropriate party prior to delinquency of such payments, provided that for avoidance of doubt, the expenses (including Special District Capital Assessments) attributable to the construction of any Common Infrastructure Work (as defined in the MDA) at the Master Development Site shall not be considered an operating expense hereunder.
6.2    Tenant’s Real Estate Taxes.
(a)    As used in this Article, the following terms shall have the following meanings:
(i)    “Fiscal Tax Year” means the twelve (12) month period established as the tax year by the taxing authority having jurisdiction over the Leased Premises.
(ii)    “Taxes” means all ad valorem taxes and assessments and governmental charges (including sewer, water, drainage, and lighting, road improvement special district assessments and charges), general or special, ordinary or extraordinary, foreseen or unforeseen, of any kind or nature whatsoever, including payments in lieu of taxes, imposed by any Governmental Authorities, which are levied on or charged against the Leased Premises, the Project, Tenant’s Property, personal property or rents, or on the right or privilege of leasing real estate or collecting rents thereon, and any other taxes and assessments attributable to the Leased Premises or its operation or any tax or assessment or governmental charge imposed or collected by a Governmental Authority in lieu of or in

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substitution for any such tax, assessment or governmental charge, including without limitation all special assessments, impact fees, development fees, traffic generation fees, parking fees in respect of any Fiscal Tax Year falling wholly within the Term of this Lease and the allocable portion of any real estate taxes so imposed in respect of any Fiscal Tax Year falling partly within and partly without the Term of this Lease, equal to the proportion which the number of days of such Fiscal Tax Year falling within the Term of this Lease bears to the total number of days of such Fiscal Tax Year; excluding, however, any income, franchise, corporate, capital levy, capital stock, excess profits, transfer, revenue, estate, inheritance, gift, devolution or succession tax payable by Landlord or any other tax, assessment, charge or levy upon the Rent payable hereunder by Tenant, except to the extent any such tax, assessment, charge or levy is imposed in substitution for any ad valorem tax or assessment. Notwithstanding the foregoing or anything to the contrary contained herein, “Taxes” for any and all purposes hereunder shall not include any Special District Capital Assessments, which shall solely be payable in accordance with Section 5.2(f) hereof.
(b)    Landlord shall notify any applicable taxing authority of the identity and address of Tenant and shall direct or request such taxing authority to deliver to Tenant all bills and other notices with respect to Taxes from and after the Commencement Date. Tenant shall pay all Taxes directly to the appropriate taxing authorities prior to their delinquency. Tenant shall have the right (but shall not be obligated) to contest the Taxes or the validity thereof by appropriate legal proceedings or in such other manner as it deems suitable, and Landlord agrees that whenever Landlord’s cooperation is required in any of the proceedings brought by Tenant as aforesaid, Landlord will reasonably cooperate therein, provided the same shall not entail any cost, liability or expense to Landlord and Tenant will pay, indemnify and save Landlord harmless of and from, any and all liabilities, losses, judgments, decrees, costs and expenses (including, without limitation, all reasonable attorneys’ fees, court costs and disbursements) in connection with any such contest and will, promptly after the final settlement, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, and Tenant shall perform and observe all acts and obligations, the performance of which shall be ordered or decreed as a result thereof. No such contest shall subject Landlord or the holder of any Fee Mortgage to the risk of any material civil liability or the risk of any criminal liability. Landlord shall not, during the pendency of such legal or other proceeding or contest, pay or discharge any Taxes, or tax lien or tax title pertaining thereto, provided Landlord may do so in order to stay a sale of the Leased Premises through foreclosure of a tax lien thereon. Any refund obtained by Tenant in respect of Taxes shall be paid (i) first to Tenant to the extent of its costs and expenses of such contest, (ii) second, to Landlord on account of any portion of the Taxes so refunded which was previously paid by Landlord, if any, and (iii) third, to Tenant on account of any portion of the Taxes so refunded which was previously paid by Tenant.
(c)    Taxes for the Fiscal Tax Year in which the Commencement Date occurs shall be apportioned between Landlord and Tenant in that percentage which the number of days in such Fiscal Tax Year from the Commencement Date to the end of such Fiscal Tax Year (with respect to the Fiscal Tax Year in which the Commencement Date occurs) bear to the total number of days in such Fiscal Tax Year, and Taxes for the Fiscal Tax Year in which the Term expires shall be apportioned between Tenant and Landlord in that percentage which the number of days in such Fiscal Tax Year

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from the first day of such Fiscal Tax Year to the expiration of the Term (with respect to the Fiscal Tax Year in which the Term expires) bear to the total number of days in such Fiscal Tax Year; provided, that no such apportionments shall occur unless, with respect to Taxes for the last Fiscal Tax Year during the Term, if Tenant shall become the fee owner of the Leased Premises.  The apportionment for Taxes for the first Fiscal Tax Year during the Term shall be made and paid simultaneously with the execution and delivery of this Lease, and the apportionment for Taxes for the last Fiscal Tax Year during the Term shall be made and paid within ten (10) Business Days of the expiration of the Term.
6.3    Restrictive Agreements. The Leased Premises are subject to the Restrictive Agreements. Landlord and Tenant hereby agree as follows:
(a)    No amendment of any Restrictive Agreements after the Effective Date which does or could reasonably be expected to adversely impact the rights enjoyed by Tenant or the Leased Premises, the Project and the Improvements, shall be effective without Tenant’s prior written consent, which consent may be granted or withheld in Tenant’s sole discretion, and Landlord shall not approve or agree to any such amendment to the extent Landlord’s approval or agreement is required thereto.
(b)    Landlord hereby agrees to (i) comply and cause its Affiliates to comply with the Restrictive Agreements and (ii) use commercially reasonable efforts, at Tenant’s expense, to enforce the cross-easement rights, operating covenants and other rights contained in the Restrictive Agreements on Tenant’s behalf to the extent fee simple ownership is required to enforce such rights, and if Landlord fails to proceed with its reasonable efforts to enforce said rights on Tenant’s behalf within thirty (30) days after notice thereof from Tenant, Landlord agrees that Tenant shall have the right to enforce said rights under the Restrictive Agreements directly and in the name of and on behalf of Landlord if required (all at Tenant’s expense), Landlord hereby conferring such enforcement rights unto Tenant. Without limiting the foregoing, Landlord agrees that the Tenant under this Lease shall be named as a third party beneficiary under, or otherwise be given a direct right to enforce, any such Restrictive Agreement, except to the extent prohibited or not otherwise permitted under applicable Laws.
(c)    Tenant shall, during the Term of this Lease, comply with and promptly perform in all material respects each and all of the terms and provisions of the Restrictive Agreements insofar as they relate to the construction of the Project or the Leased Premises, subject to Section 6.3(a) above, are otherwise imposed or binding upon any owner, tenant or occupant of the Project, the Leased Premises or any portion thereof.
(d)    Landlord agrees to cooperate with Tenant, at Tenant’s expense, in the exercise of any rights or remedies pursuant to the Restrictive Agreements the exercise of which Tenant reasonably believes is desirable, necessary or prudent with respect to the Leased Premises and the operation, financing, development, use and maintenance thereof. Tenant hereby covenants and agrees to indemnify and hold harmless Landlord from and against any and all claims, costs, demands, losses or liabilities (including reasonable attorneys’ fees) which Landlord may suffer or incur by reason of any failure by Tenant to pay and perform all of its obligations pursuant to the terms of, or any violation of or noncompliance with any of the covenants and agreements contained in, the

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Restrictive Agreements, or any of them, with which Tenant is required hereunder to comply. If at any time any claims, costs, demands, losses or liabilities are asserted against Landlord by reason of any failure by Tenant to pay and perform all of the terms of, or any violation of or noncompliance with any of the covenants and agreements contained in, the Restrictive Agreements with which Tenant is required hereunder to comply, Tenant will, upon notice from Landlord, defend any such claims, costs, demands, losses or liabilities at Tenant’s sole cost and expense by counsel reasonably acceptable to Landlord. Landlord will promptly provide to Tenant a copy of any notice received by Landlord in connection with any Restrictive Agreement.
(e)    Landlord and Tenant acknowledge and agree that the Conservation Easement shall be recorded over the portion of the Leased Premises set forth on Exhibit D. Landlord shall be permitted to enter onto the Leased Premises in order to maintain and do work relating to the Conservation Easement, including, but not limited to, construction of wetland mitigation areas, but such work shall not interfere with Tenant’s use, occupancy or quiet enjoyment of the Leased Premises. Landlord agrees to promptly repair and restore any damage on or to the Leased Premises arising from Landlord’s entrance onto the Leased Premises in connection with this Section 6.3(e), and Landlord shall indemnify Tenant for any and all costs and expenses incurred by Tenant in connection with such repair and restoration.
6.4    Utility Payments. Tenant shall pay all charges for gas, electricity, water, sewer service and any and all other utilities used in the Project and the Leased Premises during the Term of this Lease, all such utilities to be obtained by Tenant directly from the applicable utility company. Tenant also shall be solely responsible for the payment of any connection, tap, hookup or other fee(s) imposed by Governmental Authorities or by any utility company to extend, connect or continue utility service to the Leased Premises, it being acknowledged that such utilities shall be brought to the perimeter of the Leased Premises as contemplated in the Master Development Agreement. Other than as may be set forth in the Restrictive Agreements, Landlord shall have no obligation to provide any utility services to the Leased Premises, or any part thereof, and shall have no responsibility or liability to Tenant or any third party if any such utility services are not provided to the Leased Premises or any part thereof. Landlord does not warrant that any utilities will be free from any shortages, failures, variations, or interruptions. None of the same shall be deemed an eviction or disturbance of Tenant’s use and possession of the Leased Premises or any part thereof, or render Landlord liable to Tenant for an abatement of Rent, or relieve Tenant from performance of Tenant’s obligations under this Lease. Landlord in no event shall be liable for damages by reason of any such shortages, failures, variations, or interruptions, including without limitation, loss of profits, business interruption or other incidental or consequential damages.
6.5    Escrows for Taxes and Common Facilities Expenses. In the event Tenant fails timely to pay any Special District Capital Assessments below the Capital Assessments Cap Amount or Taxes for which it is responsible under this Lease prior to their delinquency as required by Section 6.2 above, then unless waived by Landlord (or otherwise waived pursuant to the further provisions of this Section 6.5), Tenant shall make monthly deposits for Taxes (“Tax Deposits”) with Landlord equal to one-twelfth (1/12th) of the Taxes for the applicable Fiscal Tax Year such that Tax Deposits sufficient to pay the same when due are held by Landlord not less than thirty (30) days before they are due (with appropriate adjustment to the initial Tax Deposit

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amount).  In the event Tenant fails timely to pay any Common Facilities Expenses prior to their delinquency as required by Section 6.1 above, then unless waived by Landlord (or otherwise waived pursuant to the further provisions of this Section 6.5), Tenant shall make monthly deposits for Common Facilities Expenses (“Common Facilities Deposits”; each of the Tax Deposits and Common Facilities Deposits hereinafter being referred to as “Deposits”) with Landlord equal to one-twelfth (1/12th) of the Common Facilities Expenses for the applicable annual period such that Common Facilities Deposits sufficient to pay the same when due are held by Landlord not less than thirty (30) days before they are due (with appropriate adjustment to the initial Common Facilities Deposit amount).  To the extent Taxes or Common Facilities Expenses for any Fiscal Tax Year or other annual period are not yet ascertainable, Deposits shall be made based on the Taxes or Common Facilities Expenses, as applicable, for the prior Fiscal Tax Year or other annual period until ascertainable; and at such time as they are ascertainable, Tenant shall promptly deposit any deficiency or receive a credit against future Deposits for any excess, as applicable. Tenant shall not claim any credit against the Annual Fixed Rent or the Percentage Rent or any other Rent (other than the Rent consisting of Taxes and/or Common Facilities Expenses, as applicable) due under this Lease for the Deposits. Tenant shall promptly notify Landlord of any changes to the amounts, schedules and instructions for payment of the Taxes or Common Facilities Expenses to the extent that Landlord is not being regularly informed of the same from the applicable Governmental Authorities.  The Deposits shall be held by Landlord at a bank that meets the Eligibility Requirements without interest and shall not be commingled with other funds and may be held by or on behalf of any Fee Mortgagee (but the same shall not constitute collateral for or under any Fee Mortgage). Tenant agrees to make the Deposits as directed in writing by such Fee Mortgagee, if applicable, provided that such Fee Mortgagee shall agree in writing to be subject to the terms of this Section 6.5. Landlord shall pay the Taxes and or Common Facilities Expenses, as applicable, prior to their due date to the extent that the Deposits are sufficient to pay the same or Tenant has deposited with Landlord the necessary additional amount. Any Deposits remaining after payment of the Taxes shall be paid to Tenant.  Upon the expiration or earlier termination of this Lease or, at Landlord’s option, at any prior time, the balance of the Deposits in Landlord’s possession shall be paid over to Tenant. Notwithstanding anything to the contrary set forth in this Section 6.5, Tenant’s obligation to make Deposits shall be deemed waived so long as any Leasehold Mortgage requires Tenant to make monthly escrow deposits for Taxes and Common Facilities Expenses and such monthly escrow deposits are in fact being maintained.
ARTICLE 7.
INTENTIONALLY OMITTED
ARTICLE 8.
USE OF PREMISES; TENANT’S COVENANT TO OPERATE
8.1    Permitted Uses. Tenant (and its permitted subtenants, licensees, concessionaires and other occupants) shall be permitted to use the Leased Premises solely as a regional destination casino resort, consisting of Gaming Operations, and the management and operations of all functions as may be necessary or appropriate to conduct the same (collectively, the “Primary Use”), and any and all lawfully permitted uses ancillary thereto, including, without limitation, lodging, food and

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beverage outlets, a spa facility, retail venues, space for conferences, meetings, entertainment facilities, multi-function events, child and daycare facilities and parking facilities (including, without limitation, a parking garage and surface parking) related thereto (collectively, “Ancillary Uses”; the Primary Use and the Ancillary Uses, collectively, the “Permitted Uses”), subject to and in compliance with the provisions of this Lease, the applicable Operating Standards (as hereinafter defined), applicable Laws (including, without limitation, in respect of all Licenses and Permits), and the Certificate(s) of Occupancy for the Leased Premises.
Prohibited Uses. Notwithstanding anything in this Lease to the contrary, Tenant shall not have the right to use the Leased Premises, or any part thereof, for the following uses: (a) any use or purpose which is not permitted by, or which results in a violation of, the Master Declaration binding upon Tenant and/or the Leased Premises; (b) any use or purpose which is not permitted by, or which results in a violation of, applicable Law; (c) any “pawn” shop; (d) any fire, bankruptcy, auction, “closeout,” “going out of business” or similar sale; (e) any use which would constitute a violation of any exclusive use granted under a Restrictive Agreement or Master Declaration to other tenants or occupants of the Master Development Site; (f) any warehouse operation (an operation engaged in the retail sale of merchandise to the general public, but utilizing a “rack style” or “wholesale” concept of merchandising, shall not constitute a warehouse for this purpose); (g) any assembling, manufacturing, distilling, refining, smelting, industrial, agricultural, drilling or mining operation; (h) any permanent trailer court or mobile home park (it being understood that the operation of any transient trailer court or mobile home park serving guests or customers of the Project will be subject to the provisions of the Master Declaration); (i) any automobile body work or other automotive repair work (other than machine and repair shops incidental to the Permitted Uses) or any lot or showroom for the sale of new or used motor vehicles; (j) any labor camp, junk yard, stockyard or animal raising operation; (k) any dumping, disposal, incineration or reduction of garbage or refuse, other than handling or reducing such waste if produced on the Leased Premises from authorized uses and if handled in a clean and sanitary manner and in accordance with applicable Law and the Master Declaration; (l) any commercial laundry or dry cleaning plant (but this shall not be deemed to prohibit supportive facilities for on-site service-oriented pickup and delivery by the ultimate consumer or laundry facilities ancillary to the business at the Project, including any Casino, hotel, spa and/or lodging facility on the Leased Premises that exclusively services such facilities and the guests of such facility), or Laundromat open to the general public; (m) veterinary hospital; (n) retail car washing establishment (but this shall not be deemed to prohibit supportive facilities for such services offered to the ultimate consumer ancillary to the business at the Project, including any casino, hotel, spa and/or lodging facility on the Master Development Site, which exclusively services such facilities and the guests of such facility); (o) mortuary, funeral home, or similar service establishment; (p) any medical or dental clinic or offices (but this shall not be deemed to prohibit the employment of ancillary medical staff for operation of a “sick room” for employees); (q) any training or educational facility, including beauty schools, barber colleges, places of instruction or other operations catering primarily to students or trainees rather than to customers or employees; provided that, this prohibition shall not be applicable to on-site employee or customer training by Tenant incidental to the conduct of its business at the Project nor shall this prohibition apply to educational conferences held at any lodging, convention or other facilities at the Leased Premises; (r) any flea market, thrift store, swap shop, liquidation

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outlet, consignment store, or store that primarily sells used, damaged, or discontinued merchandise; (s) any brothel or for any prostitution (whether or not the same is permitted by applicable Law); (t) any agricultural use; and (u) any “sex” or “head” shop, so-called “peep shows” or other vulgar, lewd or pornographic uses (but this shall not be deemed to prohibit adult entertainment and activities that are customarily associated with the management and operation of reputable destination resort casinos). Tenant shall not build or permit the operation of a Waterpark (as defined in the MDA) on the Leased Premises, but only so long as Landlord (i) is constructing or causing the construction and/or operating or causing the operation of the Waterpark Project (as defined in the MDA) or (ii) leases the Waterpark Parcel to Tenant in accordance with Section 10.5(b)(iii) of the MDA.

8.1    Uses in Violation of Laws, Etc. Tenant shall not use or occupy or permit the Leased Premises to be used or occupied, nor do or permit anything to be done in or on the Leased Premises or any part thereof, in a manner that would violate in any material respect any Laws or Tenant’s insurance requirements set forth in Section 17 or any certificate of occupancy issued with respect to the Leased Premises, or make void or voidable any insurance then in force with respect thereto, or that would make it impossible to obtain fire or other insurance thereon required to be furnished hereunder by Tenant, or that will cause or be likely to cause material structural damage to any of the Improvements. Nothing contained in this Lease and no action or inaction by Landlord shall be deemed or construed to mean that Landlord has granted to Tenant any right, power or permission to do any act or to make any agreement that may create, give rise to, or be the foundation for, any right, title, interest, lien, charge or other encumbrance upon the estate of Landlord in the Leased Premises. Tenant shall not seek to obtain a change in the zoning classification of the Leased Premises, in each case, without ten (10) business days’ prior written notice to Landlord and then subject to the terms and conditions of this Lease. If at any time during the Term of this Lease, (a) any Law prohibits the use of the Project for the Permitted Uses (the “Prohibition”), then immediately upon the earlier to occur of (i) Tenant obtaining Knowledge of any proposed Prohibition, or (ii) Tenant’s receipt of any written notice from any Governmental Authorities of any Prohibition, Tenant shall promptly notify Landlord of such fact, and Tenant may proceed, in its or Landlord’s name, and at Tenant’s sole cost and expense, to take such action as Tenant determines to be necessary or desirable to contest or challenge the Prohibition. Landlord will cooperate reasonably with Tenant in connection therewith, at Tenant’s sole cost and expense and at no liability, cost or expense to Landlord, and Tenant shall pay, indemnify and save harmless Landlord of and from any and all liabilities, losses, judgments, decrees, costs and expenses (including, without limitation, all reasonable attorneys’ fees, court costs and disbursements) in connection with any such contest or challenge. Landlord acknowledges that Tenant will be irreparably injured by Landlord’s failure to so cooperate and agrees that, in addition to Tenant’s remedies available at Law for Landlord’s failure to so cooperate, Tenant shall be entitled to specific performance to enforce such cooperation obligation under this Section 8.3. If a Prohibition should occur or be imposed, nothing in this Lease shall be deemed to impair Tenant’s obligations to comply with all Laws and with Article 12 of this Lease at any time during which Tenant is not prohibited from using the Project for the purposes permitted in this Lease by the Prohibition.
8.2    Operating Covenants.

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(a)    As used in this Agreement, the term “Operating Standard” shall mean:
(i)    with respect to the Primary Use, compliance with the standards of use, operation, management and maintenance that (A) are consistent with the standards of operation adopted or evidenced by other reputable regional destination casino resorts located outside of Las Vegas offering amenities and attractions similar in size, setting, and character to those at the Leased Premises and in markets similar to the market in which the Project is located, and (B) are consistent with the overall use, operation, management and maintenance of the Project on the whole as a reputable regional destination casino resort located outside of Las Vegas deriving, as the source of the majority of its income, revenue from Gaming Operations.
(ii)    with respect to Ancillary Uses consisting of hospitality uses, compliance with the standards of use, operation, management and maintenance and level of product, services and quality that (A) on the whole are consistent with “four (4) star hotels” (as such designation is commonly understood in the hospitality industry in the United States on the date hereof), including maintenance, staffing, supplying, equipping and operation of the hospitality uses, it being understood and agreed that Tenant’s failure to actually obtain a “four (4) star hotel” designation from, or strictly comply with all of the requirements therefor promulgated by, any particular rating agency shall not, in and of itself, be deemed to constitute a failure to comply with the provisions of this Section 8.4(a)(ii), and (B) are consistent with the overall use, operation, management and maintenance of the Project on the whole as a reputable regional destination casino resort located outside of Las Vegas deriving, as the source of the majority of its income from Gaming Operations.
(iii)    with respect to other Ancillary Uses, compliance with the standards of use, operation, management and maintenance that (A) are consistent with the standards of operation for similar ancillary uses adopted or evidenced by other reputable regional destination casino resorts located outside of Las Vegas offering amenities and attractions similar in nature to those at the Leased Premises and in markets similar to the market in which the Project is located and operating in a manner consistent with the Operating Standards set forth in clauses (i) and (ii) above, and (B) are consistent with the overall use, operation, management and maintenance of the Project on the whole as a reputable regional destination casino resort located outside of Las Vegas deriving, as the source of the majority of its income, revenue from Gaming Operations.
Landlord and Tenant acknowledge and agree that subject to applicable Laws, as of the date hereof, each of (I) Sands Casino Resort located in Bethlehem, Pennsylvania, (II) Mount Airy located in Mount Pocono, Pennsylvania, (III) Mohegan Sun at Pocono Downs located in Wilkes Barre, Pennsylvania and (IV) Mohegan Sun located in Uncasville, Connecticut constitute reputable regional destination casino resorts located outside of Las Vegas which, as of the date hereof, are used, managed and operated in a manner that is consistent with, and reflective of, the Operating Standard in all material respects.
(a)    During the Term,

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(i) Tenant shall, except as required by Law or requested by any Governmental Authorities, refrain from contacting any Governmental Authorities other than the Gaming Authorities, without prior written notice to Landlord, with respect to local and state environmental and land use laws or authorizations;
(ii) Tenant and Landlord shall cooperate to address any Hazardous Substances or other environmental conditions on the Leased Premises.
(b)    During Tenant’s Operating Period:
(i)    Tenant shall occupy and use the Leased Premises (and permit the Leased Premises to be occupied and used) only for the Permitted Uses and in accordance with the applicable Operating Standard;
(ii)    Except to the extent permitted pursuant to Article 10, Tenant hereunder or its Affiliates (and not any subtenant, licensee, concessionaire or third-party service provider) shall operate the Casino at the Leased Premises and shall not be permitted to outsource the operation and management of Gaming Operations at such facilities to non-Affiliate third-party operators;
(i)    Except as otherwise required by applicable Laws, Tenant shall keep the Project, and the various components thereof, open for the conduct of business to the general public seven days per week and a minimum of 16 hours per day (subject to Force Majeure and reasonable closures for routine maintenance and capital improvements), or less if and to the extent generally consistent with the minimum number of days per week and a minimum number of hours per day of operation in effect in comparable reputable regional destination casino resorts located outside of Las Vegas which comply with the Operating Standard;
(ii)    Tenant shall have and maintain all licenses, permits and approvals that Tenant and its principals, constituents and other controlling parties are required to maintain under applicable federal, state and local laws to construct, operate and manage the Leased Premises or any portion thereof for the Permitted Uses, including but not limited to the Gaming Licenses and any liquor licenses (collectively, the “Licenses and Permits”), except to the extent any such failure would not have a material adverse effect on the construction, operation or management of the Leased Premises taken as a whole. Tenant shall require all subtenants, licensees and concessionaries to have and maintain all Licenses and Permits required in connection with the operation of such subtenants’, licensees’, and concessionaires’ business. Notwithstanding the foregoing, Tenant hereby agrees and acknowledges that the failure to maintain any Licenses or Permits required by applicable Laws for the lawful conduct of Gaming Operations, liquor sales and hotel operations shall have a “material adverse effect” on the ownership, operation or management of the Leased Premises under this Section;
(iii)    Without limiting Section 5.1(a) of the MDA, neither Tenant nor any Affiliate of Tenant shall own, lease, operate or manage another gaming facility or harness

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racetrack within Sullivan County in the State of New York, except that Monticello Raceway Management, Inc. may continue to operate Monticello Casino & Raceway.
(c)    Prior to the commencement of any Gaming Operations at the Leased Premises, Tenant shall hold and maintain all Gaming Licenses that Tenant and its principals, constituents and other controlling parties shall be required to maintain in order to lawfully conduct, operate and manage such Gaming Operations at the Leased Premises as tenant under, and in accordance with, this Lease, provided that nothing herein shall require Tenant to have a fully effective Gaming License until the Opening Date, so long as all uses and operations on the Leased Premises are conducted in accordance with applicable Law. Tenant shall promptly notify Landlord upon receiving any written communication from any Governmental Authorities responsible for the issuance of the Licenses and Permits stating, in effect, that the Licenses and Permits will not be issued to Tenant, that the issuance thereof will be materially delayed or that Tenant is not in compliance with applicable Laws such that Tenant is at risk of losing the Licenses and Permits.
(d)    Notwithstanding Section 8.4(b)(ii) above, during the Pre-Development Term, Tenant shall, except as required by Law or requested by any Governmental Authorities, refrain from disclosing the results of any testing or studies to any Person, other than employees, potential financing sources, representatives and agents of Tenant, the Gaming Authorities and Landlord’s representatives or agents.
8.3    Landlord Assistance. Landlord shall execute, without cost to Landlord, such customary applications, consents and other instruments as are required by Governmental Authorities to permit the operation of the Project as permitted by this Lease, so long as such applications, consents or other instruments do not impose or subject Landlord to any liability, or claim (collectively, the “Landlord Assistance Obligations”), except for any liability as may be created under the Landlord Licenses and Permits, and Tenant hereby covenants and agrees to defend, indemnify and hold harmless Landlord from and against any and all claims, costs, demands, losses or liabilities (including reasonable attorneys’ fees and disbursements) which Landlord suffers or incurs by reason of Landlord’s execution of any such applications, consents or other instruments as Tenant requests, except for claims, costs, demands, losses or liabilities that result from the commission of fraud, gross negligence or the willful misconduct or willful misrepresentation of Landlord or resulting from Landlord’s maintenance of the Landlord Licenses and Permits (without regard to the conduct of any Person, other than Landlord or Landlord’s Affiliates, or any directors, officers, employees or agents of Landlord or any Affiliate of Landlord, or other Persons acting on behalf of Landlord or any Affiliate of Landlord) or Landlord’s violation of, or failure to maintain (without regard to the conduct of any Person, other than Landlord or Landlord’s Affiliates), any of the Landlord Licenses and Permits. If at any time any such indemnified claims, costs, demands, losses or liabilities are asserted against Landlord by reason of Landlord’s execution of any such applications, consents or other instruments as Tenant requests other than the Landlord Licenses and Permits, Tenant will, upon notice from Landlord, defend any such claims, costs, demands, losses or liabilities at Tenant’s sole cost and expense by counsel reasonably acceptable to Landlord. Landlord acknowledges that Tenant will be irreparably injured by Landlord’s failure to perform the Landlord Assistance Obligations as required under this Section 8.5, and agrees that, in addition to Tenant’s remedies available at

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Law for Landlord’s failure to perform the Landlord Assistance Obligations, Tenant shall be entitled to specific performance to enforce such Landlord Assistance Obligations under this Section 8.5.
8.4    Landlord Licenses and Permits (Gaming).
(a)    Landlord acknowledges that Tenant operates its Gaming Operations under privileged licenses in a highly regulated industry and maintains a regulatory compliance program to protect and preserve its name, reputation, integrity, goodwill and Gaming Licenses through a thorough review and determination of the integrity and fitness, both initially and thereafter, of any Person with which Tenant or its Affiliates conducts business.
(b)    Landlord acknowledges that it and its applicable Affiliates may be subject to compliance with requirements of Gaming Authorities and, if applicable, other Governmental Authorities, related to the Gaming Licenses, and represents that neither Landlord, nor to Landlord’s Knowledge, any of Landlord’s or any of Landlord’s Affiliate’s directors, executive officers, managers or members the fitness of whom, to Landlord’s Knowledge as of the date hereof, may reasonably be expected to be considered in the process of determining the suitability of Landlord to hold Gaming Licenses in its capacity as Landlord under this Lease, has ever been denied a Gaming License by any Governmental Authorities or had a Gaming License revoked by any Governmental Authorities.
(c)    Landlord and Tenant shall cooperate with each other, their respective regulatory compliance committees, if any, and Governmental Authorities responsible for the issuance of the Gaming Licenses, as reasonably requested, and shall (i) provide the regulatory compliance committee and Governmental Authorities responsible for the issuance of the Gaming Licenses with such information as they may reasonably request, (ii) promptly prepare and file all documentation necessary to be filed by such party to effect all applications, notices, petitions and filings that result from Landlord being Landlord under this Lease and fee owner of the Leased Premises, (iii) obtain as promptly as practicable and maintain all Gaming Licenses required by this Lease to be obtained by such party as a result of Landlord being the Landlord under this Lease and fee owner of the Leased Premises, and (iv) comply with the terms and conditions of all such party’s Gaming Licenses relating to Landlord being the Landlord under this Lease and fee owner of the Leased Premises.
(d)    At all times during the Term of this Lease, Landlord and, if and to the extent required by the applicable Governmental Authorities, its applicable Affiliates and its and their applicable executive officers, directors and employees, shall have and maintain all licenses, permits and approvals and comply with any commitments or obligations required under any Gaming License or under applicable Laws to be maintained by lessors of properties that are used for Gaming Operations in the State of New York by reason of such use, including for the receipt of Percentage Rent by reason of its derivation from revenues from Gaming Operations, or as otherwise required of Landlord as the owner of the Land by reason of the conduct of Gaming Operations thereon in order to permit Tenant to lawfully conduct Gaming Operations at the Leased Premises (the “Landlord Licenses and Permits”). Failure to maintain any such Landlord Licenses and Permits

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shall not constitute a default by Landlord under this Lease but may give rise to Special Tenant Remedies as provided in Section 22.10 below.
(e)    Landlord shall notify Tenant promptly of the receipt of comments or requests from Governmental Authorities responsible for the issuance of the Landlord Licenses and Permits, and shall supply Tenant with copies of all formal correspondence between Landlord and Governmental Authorities responsible for the issuance of Landlord Licenses and Permits; provided, that Landlord shall not be required to supply Tenant with copies of any confidential or proprietary information, including the personal applications of individual applicants, but shall supply evidence of filing of such applications upon the written request from Tenant for the same. Landlord shall promptly notify Tenant upon receiving any written communication form any Governmental Authorities responsible for the issuance of the Landlord Licenses and Permits stating, in effect, that the Landlord Licenses and Permits will not be issued to Landlord, that the issuance thereof will be materially delayed or that Landlord is not in compliance with applicable Laws such that Landlord is at risk of losing the Landlord License and Permits.
(f)    Notwithstanding anything to the contrary, if prior to the expiration of the initial ten-year term of Tenant’s Gaming License, Tenant is prevented from conducting any and all Gaming Operations on the Leased Premises by the Gaming Authorities solely due to a failure of the Waterpark Project (as defined in the MDA) to materially comply with the Gaming Facility License Requirements (as defined in the MDA) as determined by the Gaming Authorities, there shall be an abatement of Annual Fixed Rent, Percentage Rent and all other amounts due by Tenant hereunder until the date (whether such date is prior to or following the expiration of the initial ten-year term of Tenant’s Gaming License) (the “Rent Resumption Date”) that is the earlier to occur of (a) such time as Tenant is permitted to conduct Gaming Operations on the Leased Premises and (b) 30 days following the date on which Landlord or its Affiliate provides possession and a leasehold interest to the Waterpark Parcel and all Improvements located thereon (as defined and on the terms set forth in the MDA) to Tenant to operate the Waterpark Project pursuant to Section 10.5 of the MDA. Tenant’s obligations to pay Annual Fixed Rent, Percentage Rent and all other amounts due by Tenant hereunder will resume on the Rent Resumption Date for the period from and after the Rent Resumption Date. Landlord and Tenant shall coordinate and cooperate in good faith to contact the Gaming Authorities to address any failure of the Waterpark Project to materially comply with the Gaming Facility License Requirements; provided that Tenant shall never be required or obligated to disobey the Gaming Authorities, contradict or violate any Gaming Laws, Gaming Facility License Requirements or any direction or requirement of any Gaming Authority whether or not having the force of law or take any action or cooperate in a manner which it believes in good faith may have an adverse impact on its relationship with the New York State Gaming Commission or other Gaming Authorities in its sole and absolute discretion.
8.5    Landlord Licenses and Permits (Non-Gaming). Landlord and Tenant shall cooperate with each other and with any applicable Governmental Authorities, in all reasonable respects and at Tenant’s sole cost and expense, in connection with obtaining and maintaining any licenses, permits and approvals other than the Landlord Licenses and Permits which may be required to be held by Landlord under applicable Laws in order to permit Tenant to lawfully operate (other than Gaming Operations) the Leased Premises and the Project (such licenses, permits and approvals,

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which shall exclude the Landlord Licenses and Permits, are hereinafter referred to as the “Landlord Non-Gaming Licenses and Permits”). The failure of Landlord to obtain or maintain any Landlord Non-Gaming Licenses and Permits shall not constitute a default by Landlord under this Lease and shall not give rise to any Special Tenant Remedies as provided in Section 22.10 below.
8.6    Exclusive Right to Operate. Unless Tenant is failing to cause the Project to be operated for the Primary Use in contravention of the applicable provisions of this Lease, Landlord shall not permit the operation of a casino or other gambling facility on any property owned or controlled by Landlord or its Affiliates within Sullivan County in the State of New York.
ARTICLE 9.
FINANCIAL REPORTING
9.1    General. Tenant shall keep and maintain proper and accurate books and records, in accordance with GAAP (or, with respect to revenues from Gaming Operations, such accounting method as may be required by applicable Laws), and, with respect to hotel operations, the Uniform System of Accounts, reflecting the financial condition and results of operations of Tenant and the Project. Subject to applicable Law, Landlord shall have the right from time to time during normal business hours upon reasonable notice (which may be given verbally) to Tenant to examine such books and records at the office of Tenant or other Person maintaining such books and records on behalf of Tenant and to make such copies or extracts thereof as Landlord shall desire. Upon the occurrence and during the continuance of an Event of Default, Tenant shall pay any costs actually incurred by Landlord to examine such books, records and accounts, as Landlord shall determine to be necessary or appropriate in the protection of Landlord’s interests.
9.2    Furnished Reports. From and after the Commencement Date, Tenant hereby covenants and agrees to deliver to Landlord the following:
(a)    within ninety (90) days after the end of each fiscal year of Tenant, audited financial statements of Tenant and the Project, including statements of income, retained earnings and cash flows of Tenant for such fiscal year and the related balance sheets as at the end of such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by an opinion thereon of Tenant’s independent certified public accountants of recognized national standing reasonably acceptable to Landlord, which opinion shall state that such financial statements fairly present in all material respects the financial condition and results of operations of Tenant and the Project as at the end of, and for, such fiscal year in accordance with GAAP (and, for so long as Tenant is, or is wholly owned by a Person that is, listed on a nationally recognized stock exchange and subject to the reporting requirements of the Exchange Act, Landlord agrees that timely delivery to Landlord of the annual audited financial statements of Tenant that are filed with Tenant’s annual Form 10-K (as required under the Exchange Act), or any successor form required under the Exchange Act containing not less than all or substantially all of the same information, shall be deemed to satisfy Tenant’s reporting requirements under this Section 9.2(a); provided, that the Project constitutes all or substantially all of the business and results of operations covered by such annual audited financial statements), and provided, further, that if after the Effective Date Tenant is wholly owned by a Person whose annual financial statements are audited by an independent certified public accounting firm and Tenant is no longer required by applicable Laws

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to have its own annual financial statements audited by an independent certified public accounting firm, then Tenant may satisfy Tenant’s reporting requirements under this Section 9.2(a) if Tenant timely delivers to Landlord (i) audited annual financial statements of Tenant’s parent company together with unaudited annual financial statements of Tenant and the Project, including statements of income, retained earnings and cash flows of Tenant for such fiscal year and the related balance sheets as at the end of such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by a certificate of a financial officer of Tenant which certificate shall state that such financial statements fairly present in all material respects the financial condition and results of operations of Tenant and the Project as at the end of, and for, such fiscal year in accordance with GAAP, and (ii) if requested by Landlord, audited annual financial statements of Tenant and the Project made in accordance with the foregoing provisions of this Section 9.2(a) except that Landlord shall be required to pay for Tenant’s actual out-of-pocket costs incurred in connection with such audit which are in excess of Forty Thousand Dollars ($40,000.00) (Adjusted by CPI) for any such fiscal year;
(b)    within forty-five (45) days after the end of each interim quarterly fiscal period of each fiscal year of Tenant, unaudited financial statements of Tenant and the Project, including statements of income, retained earnings and cash flows of Tenant for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related balance sheets as at the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding periods in the preceding fiscal year (except that, in the case of balance sheets, such comparison shall be to the last day of the prior fiscal year), accompanied by a certificate of a financial officer of Tenant which certificate shall state that such financial statements fairly present in all material respects the financial condition and results of operations of Tenant the Project in accordance with GAAP as at the end of, and for, such period, subject to customary year-end adjustments (and, for so long as Tenant is, or is wholly owned by a Person that is, listed on a nationally recognized stock exchange and subject to the reporting requirements of the Exchange Act, Landlord agrees that timely delivery to Landlord of the quarterly financial statements of Tenant that are filed with Tenant’s quarterly Form 10-Q (as required under the Exchange Act), or any successor form required under the Exchange Act containing not less than all or substantially all of the same information, shall be deemed to satisfy Tenant’s reporting requirements under this Section 9.2(b); provided, that the Project constitutes all or substantially all of the business and results of operations covered by such quarterly financial statements);
(c)    (i) within thirty (30) days after the end of each calendar month occurring during the Operating Term, a statement certified to be correct and complete by a corporate officer of Tenant, showing the total revenues from Gaming Operations during the preceding calendar month and the calculation of Eligible Gaming Revenue hereunder for such preceding calendar month, and (ii) within thirty (30) days after the end of each Lease Year occurring during the Operating Term, a statement in writing, certified to be correct and complete (subject to customary adjustments) by a corporate officer of Tenant, showing the total revenues from Gaming Operations for the preceding Lease Year and the calculation of Eligible Gaming Revenue hereunder for such preceding Lease Year; in each case in form reasonably satisfactory to Landlord (the form attached hereto as Exhibit E being deemed satisfactory to Landlord);

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(d)    promptly after filing the same with the appropriate Governmental Authority, photocopies of Tenant’s federal, state or local reports reporting revenues from Gaming Operations; and
(e)    within a reasonable time following Landlord’s request, such reasonable additional information as may be reasonably requested with respect to Tenant, and/or the Project, in such manner and in such detail as may be reasonably requested by Landlord.
(f)    Landlord acknowledges that all information delivered or made available to Landlord under this Article 9 is subject to the terms and conditions set forth in Section 26.24 hereof with respect to such information.
ARTICLE 10.
SUBLETTING AND ASSIGNING
10.1     Landlord’s Consent. Except as expressly provided herein, Tenant shall not, directly or indirectly, whether voluntarily, involuntarily, or by operation of law or otherwise, assign or otherwise transfer in whole or in part this Lease or the term and estate hereby granted, or sublet the Leased Premises in whole or in part without in each instance obtaining the prior written consent of Landlord, which consent Landlord may grant or deny in Landlord’s sole discretion except as otherwise provided herein. The consent of Landlord to a particular assignment or sublease shall not in any way be considered a consent by Landlord to any other or further assignment, mortgage or sublease. For purposes of this Article 10, “subleases” shall include any licenses, concession arrangements, management contracts or other arrangements relating to the possession or use of all or any part of the Leased Premises and “subtenants” shall include any licensees, concessionaires, managers or other third-party service providers. The provisions of this Article 10 shall not apply to the granting of any Leasehold Mortgage, any foreclosure or transfer-in-lieu of foreclosure thereunder (including without limitation, any foreclosure of equity interests in Tenant by a Leasehold Mezzanine Lender) or a transfer of the Leasehold Estate by a Leasehold Mortgagee in connection with a foreclosure, all of which shall be governed exclusively by the provisions of Article 19 hereof.
10.2     Permitted Assignment, Subletting and Licenses.
(a)    Notwithstanding Section 10.1, without the consent of Landlord, this Lease may be assigned to (i) an entity created by merger, reorganization or recapitalization of or with Tenant or its Affiliates or (ii) a direct or indirect purchaser of all or substantially all of the business or assets of Tenant however structured (whether by asset sale, stock sale or otherwise) whether alone or together with other operations of Tenant’s Affiliates; provided, in the case of both clause (i) and clause (ii), that (A) Landlord shall have received a notice of such assignment from Tenant, (B) the assignee, if a direct assignment hereof, assumes by customary written instrument reasonably satisfactory to Landlord all of Tenant’s obligations under this Lease, or, if an indirect assignment, Tenant confirms by customary written instrument reasonably satisfactory to Landlord all of Tenant’s obligations under this Lease, (C) such assignment is for a valid business purpose and not to avoid any obligations under this Lease, and (D) the assignee is a reputable entity of good character and either itself or together with a guarantor provided by assignee, shall have, immediately after giving

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effect to such assignment, an aggregate net worth (computed in accordance with GAAP) at least equal to the aggregate net worth (as so computed) of Tenant immediately prior to such assignment.
(b)    Notwithstanding Section 10.1, without the consent of Landlord, Tenant may assign this Lease or sublet the Leased Premises in whole or in part without Landlord’s consent to an Affiliate of Tenant, provided that Tenant gives Landlord at least thirty (30) days advance written notice of such assignment. Any party that is permitted to take assignment of this Lease shall execute an assignment and assumption agreement in customary form reasonably acceptable to Landlord whereby such assignee agrees to assume all obligations of Tenant under this Lease.
(c)    Notwithstanding Section 10.1, Landlord consent shall not be required for transfers resulting from transfers, sales or issuances of shares (i) directly in Tenant in connection with an IPO or in the event shares in Tenant or its successor in any merger or consolidation are or otherwise become listed on a nationally recognized stock exchange or (ii) in any direct or indirect parent or Affiliate owner of Tenant that is on the date hereof or may in the future be traded on any nationally recognized stock exchange, including Empire Resorts, Inc. For purposes of this Section 10.2(c), no shareholder of any direct or indirect parent or Affiliate owner of Tenant that is on the date hereof or may in the future be traded on any nationally recognized stock exchange shall be considered to be an “Affiliate” of Tenant.
(d)    Notwithstanding Section 10.1, without the consent of Landlord, Tenant may license or sublease portions of the Leased Premises to subtenants, concessionaires or licensees to conduct any Ancillary Uses (including daycare or childcare facilities, hospitality, dining and spa uses); provided, that (i) the subtenant, concessionaire or licensee in question, and the applicable Ancillary Use to be engaged in by such Person, satisfy and comply with the applicable Operating Standard and (ii) the applicable provisions of Section 10.4 are complied with. Each such sublease or license or other occupancy agreement will be subject and subordinate to the provisions of this Lease relating to the Leased Premises and will not affect or reduce any of the obligations of Tenant, nor impose any additional obligations on Landlord. Tenant shall, within thirty (30) days after the execution and delivery of any such sublease, license or occupancy agreement, deliver a duplicate original thereof to Landlord.
10.3     Assignment and Subletting Procedures.
(a)    If Tenant shall, at any time or from time to time, during the term hereof, desire to assign this Lease or sublet all or any portion of the Leased Premises (other than an assignment or sublease that is otherwise permitted pursuant to Section 10.2 above), Tenant shall notify Landlord (a “Transfer Notice”) of such desire, which notice shall be accompanied by (A) a copy of the proposed assignment or sublease and all related agreements, the effective date of which shall be at least thirty (30) days after the giving of the Transfer Notice, (B) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Leased Premises, (C) current financial information with respect to the proposed assignee or subtenant, including without limitation, its most recent financial statements, and (D) such other information as Landlord may reasonably request. Landlord’s consent to such proposed assignment or sublease shall not be unreasonably withheld, conditioned or delayed, provided that:

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(i)    the proposed assignee or subtenant will use the Leased Premises (or the applicable portion thereof) in a manner that (x) satisfies the applicable Operating Standard and (y) is limited to the use expressly permitted under this Lease;
(ii)    the proposed assignee or subtenant is a reputable Person of good business character and it or an affiliate has sufficient professional experience operating and managing comparable reputable regional destination casino resorts located outside of Las Vegas which comply with the Operating Standard, and has (itself or together with a proposed guarantor) a net worth (computed in accordance with GAAP) of not less than the aggregate net worth (computed in accordance with GAAP) of Tenant immediately prior to such assignment or sublease) (provided, that the requirements set forth in this clause (ii) shall not apply to any proposed subtenant consisting of a manager or other third party service provider);
(iii)    the form of the proposed assignment or sublease shall be reasonably satisfactory to Landlord and shall comply with the applicable provisions of this Article10;
(iv)    the Licenses and Permits shall be assignable to the proposed assignee or new Licenses and Permits shall have been obtained and are then in full force and effect, or applications therefor made, in each case in order for the assignee or subtenant to be permitted to lawfully operate the Project (including the conduct of Gaming Operations in an uninterrupted manner) on or before the effective date of such assignment or sublease; and
(v)    The applicable provisions of Section 10.4 are complied with.
(b)    If Landlord consents to a proposed assignment or sublease and Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within ninety (90) days after the giving of such consent, then Tenant shall again comply with this Article 10 before assigning this Lease or subletting all or part of the Leased Premises.
10.4     General Provisions.
(a)    If this Lease is assigned, whether or not in violation of this Lease, Landlord may collect rent from the assignee. If the Leased Premises, or any part thereof, are sublet or occupied by anybody other than Tenant, whether or not in violation of this Lease, Landlord may, during the existence of any Event of Default, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected against Rent, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of Section 10.1, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the performance of Tenant’s obligations under this Lease.
(b)    No assignment or transfer shall be effective until the assignee delivers to Landlord (i) evidence that the assignee, as Tenant hereunder, has complied with the requirements of Article 17, (ii) an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee assumes Tenant’s obligations under this Lease, (iii) proof reasonably satisfactory to

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Landlord that the Licenses and Permits have been assigned to the assignee (or new Licenses and Permits have been obtained and are then in full force and effect, or applications therefor made, in each case in order for the assignee to be permitted to lawfully operate the Project (including the conduct of Gaming Operations in an uninterrupted manner) on or before the effective date of such assignment), and (iv) if new Tenant does not itself satisfy the net worth requirement, then a guaranty executed by a guarantor of assignee with a net worth, taken together with the net worth of the proposed new Tenant, equal to the collective net worth of the Tenant at the time of the assignment; provided that if Tenant itself satisfies the net worth requirement no such guaranty shall be required.
(c)    Notwithstanding any assignment or transfer, whether or not in violation of this Lease, and notwithstanding the acceptance of any Rent by Landlord from an assignee, transferee, or any other party, the original named Tenant and each successor Tenant shall remain fully liable for the payment of the Rent and the performance of all of Tenant’s other obligations under this Lease; provided that upon satisfaction of the provisions of Section 10.4(b) above, and provided, that (i) upon the effective date of such assignment, (A) if such assignment occurs prior to Completion of the Casino Project, the new Tenant (or the new Tenant and a guarantor, in the aggregate) have a capital/statutory surplus, shareholder’s equity or net worth (computed in accordance with GAAP) of Two Hundred Million Dollars ($200,000,000.00) or more and (B) if such assignment occurs after the Completion of the Casino Project, the new Tenant (or the new Tenant and a guarantor, in the aggregate) have a capital/statutory surplus, shareholder’s equity or net worth (computed in accordance with GAAP) of One Hundred Fifty Million Dollars ($150,000,000.00) or more and (ii) all then current and past due obligations of Tenant under this Lease have been paid and performed in full, Tenant shall be released from all further liability under the Lease first accruing after the effective date of the assignment and assumption in question. The joint and several liability of Tenant and any immediate or remote successor in interest of Tenant shall not be discharged, released or impaired in any respect by any agreement made by Landlord extending the time to perform, or otherwise modifying, any of the obligations of Tenant under this Lease, or by any waiver or failure of Landlord to enforce any of the obligations of Tenant under this Lease; provided, that (A) in the case of any modification of this Lease made after the date of an assignment or other transfer of this Lease by Tenant, if such modification increases or enlarges the obligations of Tenant or reduces the rights of Tenant, then the Tenant named herein and each respective assignor prior to the assignment in question that has not consented to such modification shall not be liable under or bound by such increase, enlargement or reduction (but shall continue to be liable under this Lease as though such modification were never made) and (B) in the case of any waiver by Landlord of a specific obligation of an assignee of Tenant, or an extension of time to perform in connection therewith, such waiver and/or extension shall also be deemed to apply to the immediate and remote assignors of such assignee.
(d)    If this Lease shall have been assigned by the initially named Tenant (other than to an Affiliate), Landlord shall give the initially named Tenant (or any entity which directly or indirectly succeeds to the interest of the initially named Tenant) (the “Initially Named Tenant”) a copy (at the last effective address for notices hereunder) notice of each notice of default given by Landlord to the then current Tenant. Except in the case of a release of Tenant made in accordance with the provisions of Section 10.4(b) above or if Landlord shall execute and deliver a written instrument releasing the Initially Named Tenant from any further liability under this Lease, Landlord

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shall not have any right to terminate this Lease or otherwise to exercise any of Landlord’s rights and remedies hereunder (other than Landlord’s self-help remedy in accordance with Section 22.4 and any indemnification obligations of Tenant) after a default by such current Tenant unless and until (A) Landlord shall have made a demand on the then current Tenant to cure the default in question, (B) Landlord delivers a copy of the default notice in question to the Initially Named Tenant as aforesaid, and (C) the Initially Named Tenant has an opportunity to remedy such default within the time periods set forth in this Lease (such time periods, with respect to the Initially Named Tenant, being deemed to run from the date that Landlord delivers a copy of the default notice in question to the Initially Named Tenant as aforesaid). Landlord shall accept timely performance by the Initially Named Tenant of any term, covenant, provision or agreement contained in this Lease on the then current Tenant’s part to be observed and performed with the same force and effect as if performed by the then current Tenant. If the Initially Named Tenant shall cure the default by such current Tenant, or if the default shall be incurable (such as bankruptcy), and Landlord or the current Tenant seeks to terminate this Lease, then the Initially Named Tenant shall have the right to enter into a new lease with Landlord upon all of the then executory terms of this Lease and to resume actual possession of the Premises for the unexpired balance of the Term provided that all past due and then current Rent is paid in full.
(e)    Each subletting by Tenant shall be subject to the following:
(i)    No subletting shall be for a term (including any renewal or extension options contained in the sublease) ending later than one day prior to the Expiration Date.
(ii)    In connection with any subletting of the Leased Premises or any part thereof, Tenant shall deliver to the Landlord both (A) an executed counterpart of such sublease in accordance with the terms of this Article 10, and (B) on or prior to the sublessee taking possession, a certificate of insurance evidencing that (x) Landlord is an additional insured under the insurance policies required to be maintained by occupants of the Leased Premises pursuant to Article 17, and (y) there is in full force and effect, the insurance otherwise required by Article 17.
(iii)    Each sublease shall provide that it is subject and subordinate to this Lease, and that in the event of termination, reentry or dispossess by Landlord under this Lease Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord’s option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be (A) liable for any previous act or omission of Tenant under such sublease, (B) subject to any credit, offset, claim, counterclaim, demand or defense which such subtenant may have against Tenant, (C) bound by any previous modification of such sublease made without Landlord’s consent, if Landlord’s consent was required to such sublease initially (or would have been if such the modification(s) in question were part of the initial sublease), or by any previous prepayment of more than one (1) month’s rent, (D) bound by any covenant of Tenant to undertake or complete any construction of the Leased Premises or any portion thereof, (E) required to account for any security deposit of the subtenant other

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than any security deposit actually delivered to Landlord by Tenant, and (F) responsible for any monies owing by Tenant to the credit of the subtenant.
(iv)    In connection with any permitted sublease for hotel use or other core non-Gaming Ancillary Uses on the Leased Premises pursuant to which the proposed subtenant (or an Affiliate thereof) is making a material financial investment in the Project (whether by way of payment of construction costs, payment of “key” money or otherwise), Landlord shall not unreasonably withhold its consent to enter into a customary subordination, non-disturbance and attornment agreement with such subtenant, in form and substance acceptable to Landlord and any Fee Mortgagee, acting reasonably, (it being understood and agreed that Landlord may take into account, without limitation, considerations such as location and size of the subleased premises within the Project, the term of the proposed sublease, the terms and conditions of the proposed sublease, the financial investment and being made by and the creditworthiness of the proposed subtenant).
(f)    Each sublease shall provide that the subtenant may not assign its rights thereunder or further sublet the space demised under the sublease, in whole or in part, without complying with all of the terms and conditions of this Article 10, including, without limitation, Section 10.4, which for purposes of this Section 10.4(f) shall be deemed to be appropriately modified to take into account that the transaction in question is an assignment of the sublease or a further subletting of the space demised under the sublease, as the case may be.
(g)    Tenant shall reimburse Landlord on demand for the reasonable, out-of-pocket costs incurred by Landlord in connection with any actual or proposed assignment or sublease, including, without limitation, the costs of making customary investigations as to the acceptability of the proposed assignee or subtenant, and reasonable legal costs incurred in connection with the granting of any requested consent.
10.5     Landlord’s Assignment. Anything in this Lease to the contrary notwithstanding, Landlord shall have the right, without Tenant’s consent, to sell, transfer, or assign Landlord’s interest in the Leased Premises and/or this Lease at any time; provided, that in the case of any such proposed assignment or transfer, the Landlord Licenses and Permits shall be assignable to the proposed assignee or new Landlord Licenses and Permits shall be obtained or application therefor made, by the transferee, to the extent in each case, as required by applicable Law in order for Tenant to be permitted to lawfully conduct Gaming Operations at the Project in an uninterrupted manner and further provided that such assignment or transfer shall be subject and subordinate to the Purchase Option (as defined in the Purchase Option Agreement). Landlord shall be relieved of Landlord’s obligations under this Lease to the extent such obligations arise after the date of such sale, transfer, or assignment, provided that such transferee, or assignee agrees to assume all of the unaccrued obligations under this Lease and agrees to perform to the full extent required under the terms and conditions of this Lease. Notwithstanding the foregoing, in the event Landlord desires to sell, transfer or assign Landlord’s interest in the Leased Premises and/or this Lease during the Term to a Competitor, whether directly or indirectly, voluntarily or involuntarily or by operation of law (including a transfer in connection with a foreclosure sale by a Fee Mortgagee) (subject to the further provisions of this Section 10.5, a “Competitor Transfer”), then (a) Landlord shall deliver written

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notice to Tenant of such proposed Competitor Transfer no less than thirty (30) days prior to the consummation thereof (a “Competitor Transfer Notice”) and (b) Tenant shall be permitted to exercise the Purchase Option (as defined in the Purchase Option Agreement) in accordance with the terms and conditions of the Purchase Option Agreement at any time following the delivery of such Competitor Transfer Notice and for so long as a Competitor is the Landlord under this Lease. Provided Tenant shall deliver the Buyer’s Purchase Notice (as defined in the Purchase Option Agreement) on or before the date that is fifteen (15) days after Landlord’s delivery of a Competitor Transfer Notice, (i) Landlord shall be prohibited from consummating the Competitor Transfer and Landlord and Tenant shall consummate the sale of the Leased Premises to Tenant in accordance with the terms and conditions set forth in the Purchase Option Agreement, and (ii) the purchase price for the Landlord Property Interest shall be an amount equal to the lesser of (A) the portion of the Purchase Price set forth in the Purchase Option Agreement allocable to the Leased Premises and (B) the purchase price to be paid by the Competitor in connection with the proposed Competitor Transfer. In addition to the foregoing, for so long as this Lease shall be in full force and effect, Landlord shall not effectuate a Competitor Transfer with any Person set forth on ***. For purposes hereof, a “Competitor Transfer” shall not include any (x) merger, reorganization or recapitalization of or with any Person other than a Person or Persons the majority of whose assets consist of its interest in the Leased Premises or this Lease, (y) a direct or indirect sale or other conveyance of all or substantially all of the business or assets of any Person however structured (whether by asset sale, stock sale or otherwise) other than a Person or Persons the majority of whose assets consist of its interest in the Leased Premises or this Lease (in the case of each of (x) and (y) entered into for a valid business purpose and not for the purpose of evading the restrictions contained in this Section 10.5), or (z) transfers, sales or issuances of shares in any Person (including, without limitation, an IPO) that is or may in the future be traded on any nationally or internationally recognized stock exchange or stock quotation system (other than an IPO or other similar issuance that is being undertaken for the purpose of evading the restrictions contained in this Section 10.5).
10.6     REIT Limitations. At such time as the Landlord or one of its Affiliates in this Lease is a real estate investment trust, this Section 10.6 shall apply. Anything contained in this Lease to the contrary notwithstanding, Tenant shall not: (a) sublet or assign or enter into other arrangements such that the amounts to be paid by the sublessee or assignee thereunder would be based, in whole or in part, (i) on the income or profits derived by the business activities of the sublessee or assignee as defined, and subject to the exception provided, in section 856(d)(2)(A) of the Code or (ii) any other formula such that any portion of the rent paid by Tenant to Landlord would fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code; (b) sublet or assign the Leased Premises or this Lease to any Person of which Landlord has notified Tenant in writing that Landlord owns, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Code), a ten percent (10%) or greater interest within the meaning of Section 856(d)(2)(B) of the Code; or (c) sublet or assign the Leased Premises or this Lease in any manner that would result in impermissible tenant service income (as defined in section 856(d)(7) of the Code) which could cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease to fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code, or which could cause any other income received by Landlord to fail to qualify as income described in Section 856(c)(2) of the Code, provided that the requirement of this clause (c) shall be deemed satisfied if (i) the obligations and right to payment in any sublease or

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assignment that relate to impermissible tenant services to be provided by Tenant may, pursuant to its terms, be assigned to an affiliate of or successor to Landlord at Landlord’s option or (ii) impermissible tenant services to be provided by Tenant in connection with any sublease or assignment are contained in a separate contract for services which may, pursuant to its terms, at Landlord’s option, be assigned to or performed by an affiliate or successor of Landlord.
ARTICLE 11.
OWNERSHIP OF IMPROVEMENTS; TENANT’S PROPERTY
11.1     Ownership of Improvements. All Improvements shall be and remain a part of the Leased Premises. All Improvements (including any Alterations but excluding Tenant’s Property) shall be the property of Tenant for all purposes during the Term and, upon expiration or earlier termination of this Lease, shall become the property of Landlord.
11.2     Tenant’s Property. Any and all business and trade fixtures and equipment, signs, appliances, furniture and other personal property of any nature installed in the Leased Premises during the Term, including any of such property leased from third parties and Gaming Equipment (collectively referred to in this Lease as “Tenant’s Property”), may be removed by Tenant at any time during the Term (but without limiting any of Tenant’s operating covenants and other obligations under this Lease). Landlord hereby waives any and all rights at law or in equity, including, but not limited to, any and all liens, claims, demands or rights, including rights of levy, execution, sale and distraint for unpaid rent, or any other right, interest or lien which Landlord has or may hereafter acquire in any of Tenant’s Property. Tenant may grant to its lender(s) a security interest or other lien in, or enter into, an equipment lease for, Tenant’s Property and Landlord will permit Tenant’s lender(s) and lessor(s) reasonable access to the Project to inspect Tenant’s Property or to remove Tenant’s Property in connection with any action to enforce such security interest, lease or other lien. Landlord will execute and deliver a standard and reasonably acceptable form of landlord’s waiver required of Tenant’s lender(s) or lessor(s) to confirm such entity’s waiver of security interest in or ownership of Tenant’s Property.
11.1     Restoration after Pre-Development Termination. Unless, and to the extent, otherwise agreed to or directed by Landlord in writing, Tenant shall (a) restore the Leased Premises to its original contours as of July 2, 2015 with certified clean fill and (b) restore all plantings in accordance with the Restoration Plan attached as Exhibit B hereto within 6 months after any Pre-Development Termination (collectively, "Restoration Obligations"). Satisfactory completion of the Restoration Obligations shall be determined by Landlord in its sole and reasonable discretion. In the event Tenant fails to perform the Restoration Obligations, Landlord may perform the same at the expense of Tenant, (a) immediately and without notice in the case of emergency, or in case such failure may result in a violation of any Law or in a cancellation of any insurance policy maintained by Landlord and (b) in any other case if such failure continues beyond any applicable grace period. Landlord shall have the right to enter the Leased Premises to rectify a default of Tenant as aforesaid. Tenant shall on demand reimburse Landlord for the actual costs and expenses incurred in rectifying a Restoration Obligation default, including reasonable attorneys’ fees and disbursements, together with interest thereon at the Default Rate, but nothing herein shall be deemed

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to permit Tenant to set off any costs of cure or other amounts against the amounts owing to Landlord hereunder.
ARTICLE 12.
GOVERNMENTAL COMPLIANCE
12.1     Tenant Responsibilities Generally. Tenant shall comply with the terms of the Restrictive Agreements and all Laws, Gaming Licenses and Licenses and Permits, which affect the Leased Premises and the Project located thereon and the use and occupancy thereof. If Landlord or Tenant receives written notice of any violation of any governmental requirements applicable to the Leased Premises, such party shall give prompt notice thereof to the other party.
12.2     Parties; Environmental Knowledge. Except as disclosed in the Environmental Report or otherwise disclosed by Landlord in writing to Tenant or as set forth in Schedule 3 attached hereto, Landlord warrants and represents to Tenant that to Landlord’s Knowledge: no release leak, discharge, spill, storage, disposal or emission of Hazardous Substances (hereinafter defined) has occurred in, on or under the Leased Premises, and that the Leased Premises are free of Hazardous Substances as of the date hereof, there are no underground storage tanks under or adjacent to the Leased Premises, there has not been any notice of intent to sue, notice of violation, citation, warning or similar notification under any federal, state or local environmental law or regulation regarding the Leased Premises or arising out of operations on the Leased Premises; provided, that Tenant hereby acknowledges and agrees that (a) it has received copies of the Environmental Report, Tenant is fully aware of the contents of the Environmental Report, Tenant has performed such additional diligence as to the environmental condition and historical uses of the Leased Premises as Tenant has deemed necessary or desirable, and Tenant accepts the Leased Premises subject to all matters and conditions disclosed in the Environmental Report or otherwise existing on the Effective Date (subject to the provisions of Section 12.5 below), (b) Landlord has not undertaken any investigation or inquiry with respect to environmental aspects of the Leased Premises other than the Environmental Report, and the warranties and representations of Landlord set forth in this Section 12.2 are based solely upon Landlord’s actual Knowledge (including the matters disclosed in the Environmental Report), and (c) the representations and warranties contained in this Section 12.2 are subject to the matters and conditions disclosed in the Environmental Report, and Landlord shall not be deemed to be in breach of the warranties and representations contained in this Section 12.2 to the extent the matter or condition which would otherwise be a breach of such warranties and representations is disclosed in the Environmental Report.
12.3     Landlord’s Environmental Responsibilities during the Term. During the Term of this Lease, neither Landlord nor Landlord’s agents, employees or contractors shall cause any Hazardous Substances to be used, stored, generated or disposed of on, in or under the Leased Premises, except for those Hazardous Substances which may be reasonably required in the performance by Landlord of its obligations under this Lease, and then only to the extent no Laws in effect at such time are violated by Landlord or such agent, employee or contractor, as the case may be.
12.4     Tenant’s Environmental Responsibilities. Neither Tenant nor Tenant’s subtenants, licensees or concessionaires, nor the agents, employees or contractors of Tenant or any

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of Tenant’s subtenants, licensees or concessionaires, shall cause or permit any Hazardous Substances to be used on, in or under the Leased Premises, except in the ordinary course of business in the operation of such Person’s business as permitted by Article 8 or as reasonably required in performing the obligations of Tenant under this Lease, and then only to the extent no applicable Laws in effect at such time are violated. Tenant’s responsibilities under this Article 12, without duplication, shall apply to any activities or work on the Leased Premises by Tenant or its employees, agents or contractors, prior to the Term of this Lease, including, but not limited to, tree-clearing or other activities undertaken on the Leased Premises by Tenant, or its employees, agents or contractors prior to the Effective Date.
12.5     Environmental Indemnities. Each party (“Indemnifying Party”) shall indemnify, defend and hold the other party (“Indemnified Party”) harmless from any and all claims of third parties, and damages, costs and losses owing to third parties or suffered by Indemnified Party, including court costs, reasonable attorneys’ fees and consultants’ fees, arising during or after the Term and reasonably incurred or suffered by the Indemnified Party as a result of any default or breach of any representation, warranty or covenant made by Indemnifying Party under this Article 12. It is a condition of this indemnification and hold harmless obligation that the Indemnifying Party must receive notice of any such claim against the Indemnified Party promptly after Indemnified Party first has Knowledge thereof, but no failure by the Indemnified Party to promptly notify the Indemnifying Party of any such claim shall adversely affect the Indemnified Party’s right to indemnification except (and only to the extent) that the Indemnifying Party can prove prejudice as a result of the failure to receive prompt notice. This indemnification and hold harmless obligation includes any and all costs reasonably incurred by the Indemnified Party after notice to Indemnifying Party for any cleanup, removal or restoration mandated by any public official acting lawfully under applicable Laws if Indemnifying Party fails to timely perform such work.
12.6     Definition. As used herein, “Hazardous Substance” means (a) any substance that is toxic radioactive, ignitable, flammable, explosive, reactive or corrosive and that is, in the form, quantity, condition and location then found upon or under the Leased Premises, regulated by any Governmental Authority, (b) any and all materials and substances that are defined by Laws relating to environmental matters as “hazardous waste,” “hazardous chemical,” “pollutant,” “contaminant” or “hazardous substance,” in the form, quantity, condition and location then found upon the Leased Premises and (c) asbestos, polychlorinated biphenyls and petroleum-based substances.
12.7     Survival. The provisions of this Article 12 shall survive the expiration or sooner termination of this Lease.
ARTICLE 13.
MAINTENANCE AND REPAIRS
13.1     Warranty. Landlord will, so long as no Event of Default has occurred and is continuing, assign or otherwise make available to Tenant any and all rights Landlord may have under any vendor’s or manufacturer’s warranties or undertakings with respect to the Leased Premises, if any, but Landlord does not warrant or represent that any such warranties or undertakings are or will be available to Tenant, and Landlord shall have no further obligations or responsibilities respecting such warranties or undertakings.

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13.2     Tenant Waiver. TENANT HEREBY WAIVES ALL STATUTORY REPRESENTATIONS AND WARRANTIES ON THE PART OF LANDLORD, INCLUDING, WITHOUT LIMITATION, ALL WARRANTIES THAT THE LEASED PREMISES ARE FREE FROM DEFECTS OR DEFICIENCIES, WHETHER HIDDEN OR APPARENT, AND ALL WARRANTIES THAT THEY ARE SUITABLE FOR TENANT’S USE.
13.3     Maintenance and Repairs. Tenant shall, at Tenant’s sole cost and expense, maintain the Leased Premises in good operating order, repair, condition and appearance (ordinary wear and tear excepted) and in accordance with the Operating Standard. Tenant shall promptly, at its cost and expense, make all necessary replacements, restorations, renewals and repairs to the Leased Premises and appurtenances thereto, whether interior or exterior repairs (including all replacements of components, systems, connections, or parts which are a part of, or are incorporated into, the Leased Premises or any part thereof), whether structural or nonstructural, foreseen or unforeseen, ordinary or extraordinary, ordinary wear and tear excepted, as Tenant deems necessary or desirable in the operation of the Project and as required in accordance with the terms and conditions of this Lease (including, without limitation, compliance with the Operating Standard), the Restrictive Agreements and the Master Declaration, and all common area maintenance including, without limitation, removal of dirt, snow, ice, rubbish and other obstructions and maintenance of sidewalks and landscaping as required in accordance with the terms and conditions of the Master Declaration. In addition to the foregoing, Tenant shall, at Tenant’s expense, furnish, install and maintain in good condition and repair, within the Leased Premises and to points in the Project, all storm and sanitary sewers, and all gas, water, telephone, electrical facilities and other utilities of such size and type as may be required to provide adequate service for the Leased Premises as required in accordance with the terms and conditions of the Restrictive Agreements. Tenant shall not make any claim or demand upon or bring any action against the Landlord for any loss, cost, injury, damage or other expense caused by any failure or defect, structural or nonstructural, of the Leased Premises or any part thereof. The obligations of Tenant set forth in this Section 13.3 shall be subject to the provisions set forth in Article 15 and Article 16.
13.4     No Obligation to Make Improvements or Supply Utilities. During the Term, except as expressly contemplated by the Restrictive Agreements, Landlord shall not under any circumstances be required to supply any facilities, services or utilities whatsoever to the Leased Premises or to build or rebuild any improvements to the Leased Premises or the Project, or to make any repairs, replacements, alterations, restorations or renewals thereto. Except as expressly contemplated by the Restrictive Agreements, Tenant hereby waives the right to make repairs, replacements, renewals or restorations at the expense of Landlord pursuant to any Laws.
ARTICLE 14.
ALTERATIONS
14.1     Alterations. Tenant, at its sole cost and expense, shall have the right, but not the obligation (subject to Tenant’s other obligations under this Lease, including, without limitation, compliance with the Operating Standard and Tenant’s maintenance obligations set forth in Article 13), at any time and from time to time during the Term of this Lease to make alterations, additions and other changes to the Improvements as Tenant shall consider necessary or appropriate (all of the

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foregoing are hereinafter collectively called “Alterations” and any of the foregoing is called an “Alteration”), subject, however, in all cases, to the following provisions:
(a)    The initial construction of the Project shall be governed by the Master Development Agreement and, to the extent applicable, the Master Declaration.
(b)    From and after final completion of the construction of the Project, no Alterations shall be undertaken by Tenant unless the following requirements are complied with:
(i)    The Alteration shall be made and performed in compliance with all applicable Laws and the Restrictive Agreements.
(ii)    The proposed Alteration shall be of a character consistent with the applicable Operating Standard.
(iii)    To the extent required under any applicable Laws or pursuant to the provisions of the Master Declaration, the proposed Alteration shall be approved by the Master Association established pursuant to applicable Law or the Master Declaration prior to the commencement of the proposed Alteration.
(iv)    Tenant shall obtain (and furnish copies to Landlord of) all necessary governmental permits, licenses, approvals and certificates for the commencement and prosecution of Alterations and for final approval thereof upon completion, and shall cause Alterations to be performed in compliance therewith, and in the case of any Alteration requiring the prior approval of the Master Association or any applicable Governmental Authority, with the plans and specifications approved by the Master Association.
(v)    All Alterations shall be diligently performed in a good and workmanlike manner, using new materials and equipment at least equal in quality and class to those at the Project, and shall be diligently prosecuted to final completion (which shall include all final inspections and the closing out of all open applications, permits and licenses).
(vi)    Throughout the performance of any Alteration, Tenant shall carry worker’s compensation insurance in statutory limits, “all risk” Builders Risk coverage and general liability insurance, with completed operation endorsement, for any occurrence in or about the Project, under which Landlord and its agent and any Fee Mortgagee whose name and address have been furnished to Tenant shall be named as parties insured, in such limits as Landlord may reasonably require, with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with evidence that such insurance is in effect at or before the commencement of Alterations and, on request, at reasonable intervals thereafter during the continuance of Alterations.
(c)    At no expense to Landlord, Landlord shall join in the application for such permits and authorizations whenever such action is necessary; provided, that Tenant shall indemnify Landlord against any cost, liability damage or expense in connection with such application or the Alteration contemplated thereby. Landlord acknowledges that Tenant may be irreparably injured

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by Landlord’s failure to so join in any such application if so required and agrees that, in addition to Tenant’s remedies available at Law for Landlord failure to so join, Tenant shall be entitled to specific performance to enforce such obligation under this Section 14.1(c).
(d)    Notwithstanding anything to the contrary contained herein but subject to the Restrictive Agreements with respect to utilities, all storm and sanitary sewers, and all gas, water, telephone, electrical facilities and other utilities, in no event shall Tenant make any Alteration that ties in or connects the Leased Premises or any Improvements thereon with any real property or improvements located outside the Leased Premises without first obtaining Landlord’s written consent thereto.
(e)    Within sixty (60) days after completion of any Alteration costing over Five Hundred Thousand Dollars ($500,000.00), Tenant shall deliver to Landlord (i) general releases and waivers of lien from all contractors, subcontractors and materialmen involved in the performance of such Alteration and the materials furnished in connection therewith, (ii) “as-built” plans and specifications showing such Alterations but only if any plans and specifications were prepared in connection with such Alteration, and (iii) a certificate from Tenant’s independent architect or general contractor (but only if an independent architect or general contractor was engaged in connection with such Alteration) certifying that the Alteration has been completed substantially in accordance with the final plans and specifications therefor, and Tenant shall provide true and accurate copies of such final plans and specifications to Landlord.
(f)    Notwithstanding anything to the contrary contained herein, Landlord hereby agrees that completion of all construction and Alterations on the Leased Premises in accordance with the Final Plans shall comply with the Operating Standard.
14.2     No Liens. Should any mechanics’ or other liens be filed against any portion of the Project by reason of the acts or omissions of, or because of a claim against, Tenant or anyone claiming under or through Tenant, Tenant shall cause the same to be canceled or discharged of record by bond or otherwise within thirty (30) days after notice from Landlord or after Tenant is otherwise notified thereof, and provided that Tenant has complied with the foregoing, Tenant may contest any such lien in good faith. If Tenant shall fail to cancel, discharge or bond over said lien or liens within said thirty (30) day period, Landlord may cancel or discharge the same (including by bonding) and, upon Landlord’s demand, Tenant shall reimburse Landlord for all costs incurred in canceling or discharging or bonding such liens, together with interest thereon at the Default Rate from the date incurred by Landlord to the date of payment by Tenant, such reimbursement to be made within ten (10) days after receipt by Tenant of a written statement from Landlord as to the amount of such costs.
14.3     Indemnification. Tenant shall indemnify and hold Landlord harmless from and against all costs (including, without limitation, attorneys’ fees and disbursements and costs of suit), losses, liabilities or causes of action arising out of or relating to any Alteration, including, without limitation, any mechanics’ or other liens asserted in connection with such Alteration.
ARTICLE 15.
DAMAGE CLAUSE

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15.1     Damage. If the Project is damaged or destroyed by fire, casualty or any cause whatsoever, either in whole or in part, subject to the exercise of Tenant’s right to terminate this Lease pursuant to the provisions of Section 15.4 hereof, Tenant shall with due diligence remove any resulting debris and repair or rebuild the damaged or destroyed structures and other Improvements, including any modifications, improvements or betterments made by Landlord or Tenant, in accordance with the then applicable Final Plans (to the extent then permitted by Law) (irrespective of whether the insurance proceeds are sufficient to pay the entire cost of such work). Tenant shall only be required to obtain Landlord’s consent (which shall not be unreasonably withheld, conditioned or delayed) to any material deviation from the Final Plans to the extent such consent is required under and in accordance with the terms of Article 14. Except in the case of a Minor Casualty, all insurance proceeds, together with an amount equal to any deductibles provided under any of the insurance policies, which deductible shall be paid by Tenant within thirty (30) days of the casualty, shall be delivered to a Depository in trust and pursuant to an express trust, and applied toward the repair and restoration required of Tenant under this Article 15, in accordance with Section 15.2 and, to the extent not provided therein, the customary procedures and requirements of the Depository for construction loans of a size and nature comparable to the repair and restoration obligations of Tenant under this Lease. In the case of any Minor Casualty, the insurance proceeds may be delivered to Tenant to be applied toward the repair and restoration required of Tenant under this Article 15. After completion of such repair and restoration, and payment of the costs thereof, any then remaining insurance proceeds shall be paid to Landlord to the extent of any obligations of Tenant hereunder to Landlord then due and outstanding, the balance to Tenant or, if required by a Leasehold Mortgage, to the Leasehold Mortgagee. As used herein, the term “Depository” means, any savings bank, insurance company, savings and loan association, commercial bank or trust company: (a) with net assets or capital surplus and undivided profits of not less than Two Hundred Fifty Million Dollars ($250,000,000.00), (b) that agrees to perform the obligation of the “Depository” hereunder and apply any funds received as the Depository hereunder in accordance with the provisions of this Lease, and (c) which is selected as follows: (i) if there is a Leasehold Mortgagee and such Leasehold Mortgagee is not an Affiliate of Tenant, then such Leasehold Mortgagee may select the Depository, (ii) if there is no Leasehold Mortgagee or the Leasehold Mortgagee is an Affiliate of Tenant, then if there is a Fee Mortgagee and such Fee Mortgagee is not an Affiliate of Landlord, then such Fee Mortgagee may select the Depository, and (iii) if there is no Leasehold Mortgagee or the Leasehold Mortgagee is an Affiliate of Tenant, and there is no Fee Mortgagee or the Fee Mortgagee is an Affiliate of Landlord, then the Depository shall be mutually selected by Landlord and Tenant acting reasonably and in good faith. If a Leasehold Mortgagee or Fee Mortgagee, as applicable, has the right to select the Depository and such Leasehold Mortgagee or Fee Mortgagee, as applicable, satisfies the criteria set forth above for serving as a Depository, then such Leasehold Mortgagee or Fee Mortgagee, as applicable, may select itself to serve as the Depository. As used herein, the term “Minor Casualty” means a casualty to the Improvements where the total cost to repair and restore does not exceed $2,500,000.00.
15.2     Release of Insurance Proceeds. Except as otherwise provided in Section 15.1, all insurance proceeds received by Tenant or any Leasehold Mortgagee, as the case may be, on account of such damage or destruction less the actual, out-of-pocket cost, if any, of such recovery, shall be deposited with a Depository, in trust, as provided in Section 15.1 and applied to the payment of the cost of repairing or restoring the Project as required under Section 15.1, including expenditures

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made for temporary repairs or for the protection of property pending the completion of permanent repairs or restoration, and may be withdrawn from time to time as hereinafter provided, as the work progresses. Receipt by the Depository of the following is a condition to any withdrawal by Tenant:
(a)    A certificate of an independent architect, engineer or contractor that is unrelated to the general contractor or construction manager performing the restoration work (in either case, the “Construction Consultant”) selected by Tenant, who shall be reasonably acceptable to Landlord, dated not more than three (3) days prior to the application for such withdrawal, setting forth the following:
(i)    the contract price for the work, the amounts, if any previously paid thereon, the balance due, the amount necessary, in the Construction Consultant’s reasonable professional judgment to complete the work, and that the sum then requested to be withdrawn either has been paid by Tenant or is justly due to the contractors, subcontractors, materialmen, engineers, architects or other persons (whose names and addresses shall be stated), who have rendered or furnished certain services or materials for the work and giving a brief description of such services and materials and the principal subdivisions or categories thereof and the several amounts so paid or due to each of said persons in respect thereof, and stating the progress of the work up to date of said certificate;
(ii)    that the sum then requested to be withdrawn, plus all sums previously withdrawn, does not exceed the cost of the work insofar as actually accomplished up to the date of such certificate, and that the remainder of the insurance proceeds and other funds on deposit with the Depository for such purpose will, in the reasonable professional judgment of the Construction Consultant, be sufficient to pay in full for the completion of the work; and
(iii)    that no part of the cost of the services and materials then being requested to be withdrawn as described in the foregoing clause (i) has been or is being made the basis of the withdrawal of any part of the deposited moneys in any then pending or previous application.
(b)    A certificate signed by an officer of Tenant stating in substance: (i) the contract price for the work, the amounts, if any, previously paid thereon, the balance due, the amount necessary, in such officer’s reasonable judgment, to complete the work, and that all materials and all property described in the certificate furnished pursuant to this Subsection and every part thereof, are, to such officer’s Knowledge, free and clear of all mortgages, liens, charges or encumbrances, except encumbrances, if any, securing indebtedness due to Persons (whose names and addresses and the several amounts due them shall be stated) specified in said certificate pursuant to clause (i) of Section 15.2(a), which encumbrances will be discharged upon payment of such indebtedness, other than any Leasehold Mortgage; and (ii) that there is no default in the payment of Rent or any other charge payable by Tenant under this Lease.
(c)    A certificate or title search from a nationally recognized title insurance company showing that there has not been filed against the Leased Premises or any part of the Project, or against any interest of Landlord or Tenant therein, any vendor’s, mechanic’s, laborers’ or

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materialman’s statutory or other similar lien which has not been bonded or discharged of record, except such as will be discharged or appropriately bonded upon payment of the amount then requested to be withdrawn.
(d)    Mechanic’s lien waivers or releases from the general contractor or construction manager and all major subcontractors (of any tier) and suppliers (i.e., those whose contract for the project is for at least Five Hundred Thousand Dollars ($500,000)), acknowledging payment of all amounts due through the immediately preceding draw paid to or on behalf of Tenant under this Section 15.2 (i.e., draw 2 does not get paid until lien releases relating to draw 1 have been received, and thereafter, a conditional lien waiver is received as to the current draw being requested).
Upon compliance with the foregoing provisions of this Section 15.2, upon the request of Tenant the Depository shall pay or cause to be paid out of the insurance money and other funds deposited with it, to the persons named in the certificate, pursuant to the foregoing clause (i) of Section 15.2(a), the respective amounts stated in said certificate to be due to each person or entity named therein, and/or shall pay or cause to be paid to Tenant the amount stated in said certificate to have been paid by Tenant. Tenant may direct the Depository to make payments otherwise due to Tenant directly to the contractor and vendors whose invoices are the subject of such payments.
If the insurance proceeds and other funds in the hands of the Depository shall be insufficient to pay the entire cost of such work, Tenant shall pay the deficiency, and the Depository shall not make any disbursement thereof until (x) there is deposited with such Depository the amount necessary to pay such deficiency or (y) if such deficiency is paid directly by Tenant for the cost of construction, there is on deposit with the Depository sufficient funds to pay the entire cost of such work after taking into account such direct payments by Tenant.
At any time after the completion in full of the work, the whole balance of the insurance proceeds not theretofore withdrawn pursuant to the foregoing provisions of this Section shall be paid to Tenant or as may be required by any Leasehold Mortgage. Completion of the repair or restoration as contemplated in this Section 15.2 means receipt by Landlord, the Depository and, if applicable, the Leasehold Mortgagee, of a certificate signed by Tenant and by the Construction Consultant stating in substance as follows: (i) that the work has been completed in full and a temporary or permanent certificate of occupancy for the Improvements has been obtained, if required by law in connection with the work performed; and (ii) that all amounts for whose payment Tenant is or may become liable or that may be a lien on the Project in respect of the work have been paid in full. The certificate by Tenant and the Construction Consultant shall be accompanied by final releases of liens executed by the general contractor and all major subcontractors (of any tier) and suppliers who, over the course of the project, provided labor or materials to the project in excess of a total of Five Hundred Thousand Dollars ($500,000.00).
15.3     Continuance of Tenant’s Obligations. Except as set forth in Section 15.4 below, Tenant’s obligation to pay Fixed Rent, Percentage Rent, Taxes and all other charges on the part of Tenant to be paid and to perform all other covenants and agreements on the part of Tenant to be performed shall not be affected by any such destruction or damage of any of the Improvements or the Leased Premises, whether by fire or otherwise, and to the fullest extent permitted by law, Tenant

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hereby irrevocably waives the provisions of any statute or law now or hereafter in effect contrary to such obligation of Tenant as herein set forth, or which releases Tenant from the performance of any of its obligations under the Lease.
15.4     Right to Terminate on Certain Damage. If at any time during the two (2) years prior to any Option Date, the Project is damaged or destroyed by fire, casualty or any cause whatsoever to such an extent that all or a portion thereof is rendered unsuitable for use as a gaming facility and the cost of restoration would exceed fifty percent (50%) of the amount it would cost to replace the Project in its entirety at the time such damage or destruction occurred, and if Tenant has complied with its insurance obligations under this Lease (including maintaining insurance against loss of rents by Landlord), Tenant may terminate this Lease by notice to Landlord given within sixty (60) days after such damage or destruction. If Tenant elects to terminate this Lease as provided herein, Tenant shall pay (or cause the Depository to pay or irrevocably assign its insurance claim) to Landlord, as a condition upon the effectiveness of such termination, within sixty (60) days after receipt thereof, an amount equal to (i) all insurance proceeds for such damage or destruction (except for any proceeds for damage to Tenant’s Property, which shall be delivered to Tenant net of all out-of-pocket costs of collection thereof) and (ii) as and for liquidated and agreed final damages (it being agreed that it would be impracticable or extremely difficult to fix the actual damage), a sum equal to the amount by which the Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term until the next Option Date had this Lease not been terminated, discounted to present worth (calculated using a discount rate equal to the then current Prime Rate plus two percent (2%)). Upon the giving of such notice by Tenant to terminate, and Tenant’s payment of all amounts provided for herein, this Lease shall automatically terminate and the Annual Fixed Rent and other charges due hereunder shall be pro-rated as of the effective date of such termination; provided that Percentage Rent due hereunder, if any, shall be equitably adjusted through the date of such termination.
15.5     Rights to Insurance Proceeds. If this Lease is terminated as provided in this Article 15 following damage to or destruction of the Project, the proceeds of all hazard insurance on the Project which is maintained by Tenant pursuant to Article 17 shall belong to Landlord or Landlord’s lender except for any proceeds for damage to Tenant’s Property and net of all out-of-pocket costs of Tenant for collection thereof. Insurance proceeds with respect to Tenant’s Property shall belong to Tenant or, if required by a Leasehold Mortgage, to such Leasehold Mortgagee.
15.6     Section 227 of NYRPL. The provisions of this Article 15 shall be deemed an express agreement governing any case of damage or destruction of the Leased Premises by fire or other casualty, and Section 227 of the Real Property Law of the State of New York, providing for such a contingency in the absence of an express agreement, and any other law of like import, now or hereafter in force, shall have no application in such case.
ARTICLE 16.
CONDEMNATION
16.1     In General. Subject to any Leasehold Mortgage, if any portion of the Leased Premises is taken in any proceeding by any Governmental Authority by condemnation or otherwise, or be acquired for public or quasi-public purposes, or be conveyed under threat of such taking or

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acquiring (which Landlord shall not do without Tenant’s prior written consent), and an independent third-party expert in Gaming Operations reasonably selected by Landlord and Tenant determines that the remaining portion will not permit Tenant to operate its business on the Leased Premises in an economically viable manner, Tenant shall have the option of terminating this Lease by notice to Landlord of its election to do so given on or before the date which is thirty (30) days after Tenant is deprived of possession of the condemned property, and upon the giving of such notice, this Lease shall automatically terminate and the Annual Fixed Rent and other charges hereunder shall be adjusted as of the date of such notice. If a portion of the Leased Premises is so taken and Tenant elects not to terminate this Lease, then Tenant shall, to the extent and making use of the condemnation award, restore the Project to a complete unit as similar as reasonably possible in design, character and quality to the buildings which existed before such taking. In performing such restoration, Tenant shall be required to deposit any condemnation award with the Depository in accordance with the terms of Section 15.2 above mutatis mutandis. If the Project is partially taken and this Lease is not terminated, there shall be no reduction or adjustment in the Annual Fixed Rent and other charges thereafter payable hereunder. Any restoration work to be performed pursuant to this Article 16 shall be completed in accordance with Article 14 hereof and the Restrictive Agreements. If all or part of the Leased Premises is taken and Tenant elects to terminate this Lease in accordance with this Article 16, each party shall be free to make claim against the condemning authority for the amount of the actual provable damage done to each of them by such taking. If the condemning authority refuses to permit separate claims to be made, then Landlord shall prosecute with counsel reasonably satisfactory to Tenant the claims of both Landlord and Tenant, and the proceeds of the award, after payment of Landlord’s reasonable attorneys’ fees and other reasonable out-of-pocket costs incurred, shall be divided between Landlord and Tenant in a fair and equitable manner based upon their respective interests.
16.2     Temporary Taking Awards. If by reason of a taking Tenant is temporarily deprived in whole or in part of the use of the Project or any part thereof, this Lease shall continue in full force and effect, the entire award made as compensation therefor shall belong to Tenant, and there shall be no abatement of any Rent payable hereunder.
ARTICLE 17.
INSURANCE, WAIVER OF SUBROGATION
AND FIRE PROTECTION
17.1     Casualty Policy. During the Term of this Lease, Tenant shall at its expense keep the Leased Premises (including, without limitation, all present and future Tenant’s Property and Improvements) insured in the name of Landlord and Tenant (as their interests may appear with each as named insured, additional insured or loss payee, as applicable, to provide each with the best position) against damage on an “all risk” basis, including the perils of flood and earthquake, in an aggregate amount equal to the full replacement cost thereof (without deduction for physical depreciation), and shall have deductibles no greater than Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) (with higher deductibles for wind and earthquake coverage as the applicable insurer may require). Such policy also shall cover floods if any portion of the Leased Premises is at any time located in an area being located in a “100 year flood plain” or as having special flood hazards (including Zones A, B, C, V, X and shaded X areas), along with earthquake and other similar

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hazards as may be customary for comparable properties in the general vicinity of the Leased Premises and such other “additional coverage” insurance as any Fee Mortgagee may reasonably require, which at the time is usual and commonly obtained in connection with comparable properties. The proceeds of such insurance in case of loss or damage shall be held in trust and applied on account of the obligation of Tenant to repair and rebuild the Leased Premises pursuant to Article 15 to the extent that such proceeds are required for such purpose. The insurance required to be carried by Tenant under this Article 17 may be covered under a so-called “blanket” policy covering other operations of Tenant and its Affiliates, so long as the amount of coverage available under said “blanket” policy with respect to the Leased Premises, or Tenant’s liability under this Lease, at all times meets the requirements set forth in this Lease, and shall be evidenced by a certificate of insurance (issued on ACORD 27 or equivalent form) from Tenant’s insurer, authorized agent or broker. Upon request, Tenant shall name any Fee Mortgagee on the Leased Premises pursuant to a standard mortgagee, additional insured or, subject to the rights of Leasehold Mortgagees, loss payee clause, provided such Fee Mortgagee agrees with Tenant in writing to disburse such insurance proceeds in accordance with the provisions of Article 15 hereof for the repair and restoration of the Project as set forth in this Lease. Any such insurance proceeds not required for the repair and restoration of the Leased Premises, after the payment in full of any amounts then due and owing by Tenant under this Lease, shall belong to Tenant.
17.2     Liability Insurance. During the Term, Tenant shall maintain commercial general liability insurance, including a contractual liability endorsement and liquor liability endorsement, personal injury liability coverage and participants and horses liability coverage, in respect of the Leased Premises and the conduct or operation of business therein with combined single limits of not less than Fifty Million Dollars ($50,000,000.00) per occurrence and in the annual aggregate. Tenant shall cause Landlord (and any Fee Mortgagee of which Tenant has received written notice from Landlord) to be named as an additional insured on all policies of liability insurance maintained by Tenant (including excess liability and umbrella policies) with respect to the Leased Premises. Such insurance shall be primary as respects the Landlord and, if Landlord has other insurance applicable to the loss, such coverage will be on an excess or contingent basis. The insurance required to be carried by Tenant under this Section 17.2 shall be evidenced by a certificate of insurance (issued on ACORD 25 or equivalent form) from Tenant’s insurer, authorized agent or broker.
17.3     Rental Loss/Business Interruption Insurance. During the Term of this Lease, Tenant shall, at its expense, keep and maintain for the benefit of Landlord, coverage for the loss of Rent payable hereunder for a period of at least the next succeeding eighteen (18) months. The insurance required to be carried by Tenant under this Section 17.3 shall be evidenced by a certificate of insurance (issued on ACORD 27 or equivalent form) from Tenant’s insurer, authorized agent or broker.
17.4     Workers’ Compensation Insurance. Tenant shall maintain, with respect to its operations and all of its employees at the Leased Premises, a policy or policies of workers’ compensation insurance in accordance with and in the amounts required by applicable Laws, protecting Tenant from and against any and all claims from any persons employed directly or indirectly on or about the Leased Premises for injury or death of such persons. The insurance required to be carried by Tenant under this Section 17.4 shall be evidenced by a certificate of

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insurance (issued on ACORD 25 or equivalent form) from Tenant’s insurer, authorized agent or broker.
17.5     Boiler and Machinery Insurance. Boiler and Machinery Insurance, covering all boilers, unfired pressure vessels, air conditioning equipment, elevators, piping and wiring, located on any portion of the Leased Premises, all steam, mechanical and electrical equipment, including, without limitation, in all its applicable forms, including Broad Form, extra expense and loss of use in an amount not less than the full replacement cost of such equipment, and which shall designate Tenant as loss payee and Landlord (and any Fee Mortgagee) as an additional insured. The insurance required to be carried by Tenant under this Section 17.5 shall be evidenced by a certificate of insurance (issued on ACORD 27 or equivalent form) from Tenant’s insurer, authorized agent or broker.
17.6     Other Insurance. Such other insurance with respect to the Leased Premises and in such amounts as Landlord or any Fee Mortgagee from time to time may reasonably request against such other insurable hazards which at the time in question are customarily insured against in the case of properties similar to the Leased Premises.
17.7     Release; Waiver of Subrogation. Tenant shall include in the insurance policies required to be maintained by Tenant under this Lease, and, to the extent Landlord carries liability insurance that covers the Leased Premises, Landlord shall include in such policies, a waiver of the insurer’s right of subrogation against the other party during the Term or, if such waiver should be unobtainable or unenforceable, (a) an express agreement that such policy shall not be invalidated if the insured waives the right of recovery against any party responsible for a casualty covered by the policy before the casualty or (b) any other form of permission for the release of the other party with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damage or destruction with respect to its property at the Leased Premises occurring during the Term to the extent to which it is, or is required to be, insured under a policy or policies containing a waiver of subrogation or permission to release liability.
17.8     General.
(a)    All policies of insurance required pursuant to this Article 17 shall be issued by companies reasonably approved by Landlord, and licensed to do business in the State of New York. Tenant shall deliver to Landlord and any additional insureds, at least 10 days prior to the Commencement Date, such fully paid-for policies or certificates of insurance, in form reasonably satisfactory to Landlord issued by the insurance company or its authorized agent. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Landlord and any additional insureds such renewal policy or a certificate thereof at least thirty (30) days before the expiration of any existing policy. Furthermore, any such insurance company shall have a claims paying ability rating of “AA” or better by Standard & Poor’s and an A.M. Best Rating of XII or better, and shall issue policies which include effective waivers by the insurer of all claims for insurance premiums against all loss payees, additional loss payees, additional insureds or named insureds; shall contain endorsements providing that neither Tenant, Landlord nor any other party shall be a co-insurer under said policies and that no modification, reduction, cancellation or termination in amount of, or material change (other than an increase) in,

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coverage of any of the policies required hereby shall be effective until at least thirty (30) days after receipt by each named insured, additional insured and loss payee of written notice thereof or ten (10) days after receipt of such notice with respect to nonpayment of premium; provisions which permit Landlord to pay the premiums and continue any insurance upon failure of Tenant to pay premiums when due; and provisions stating that the insurance shall not be impaired or invalidated by virtue of (i) any act, failure to act, negligence of, or violation of declarations, warranties or conditions contained in such policy by Tenant, Landlord or any other named insured, additional insured or loss payee, except for the willful misconduct of Landlord knowingly in violation of the conditions of such policy or (ii) the occupation, use, operation or maintenance of the Leased Premises for purposes more hazardous than permitted by the terms of the policy.
(b)    Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be furnished by Tenant under this Article 17, unless Landlord and any Fee Mortgagees, are included therein as insureds, with losses being payable as in this Article 17 provided. Tenant shall promptly notify Landlord whenever any such separate insurance is taken out and shall deliver to Landlord (and any Fee Mortgagees) duplicate original(s) thereof, or original certificate(s) evidencing the same with true copies thereof, as provided in this Lease.
(c)    Notwithstanding anything to the contrary contained herein, at all times prior to the Commencement Date, Tenant’s sole insurance requirement under this Lease shall be to maintain insurance in accordance with the requirements set forth in Section 7 of the Access Agreement. From and after the Commencement Date, Tenant shall be required to satisfy the insurance requirements set forth herein and shall provide Landlord evidence of the same at least 10 days prior to the Commencement Date as required under Section 17.8(a) hereof.
ARTICLE 18.
INDEMNIFICATION
18.1     Indemnification by Tenant. Except as provided in Sections 8.5 and 12.5, Tenant shall defend, indemnify and hold harmless Landlord, and Landlord’s direct and indirect partners, members, principals, shareholders, trustees, directors, officers, employees and agents (each, a “Landlord Indemnified Party”) from and against all liabilities, costs and expenses (including reasonable attorney’s fees and expenses) and all damages imposed upon or asserted against the Landlord, as owner of the Leased Premises, including, without limitation, any liabilities, costs and expenses and all damages imposed upon or asserted against Landlord, on account of (a) any use, occupancy, operation, management, misuse, condition, maintenance or repair by Tenant of the Leased Premises, (b) any Taxes, Common Facilities Expense, and other impositions which are the obligation of Tenant to pay pursuant to the applicable provisions of this Lease, (c) any failure on the part of Tenant to timely perform or comply with any other of the terms of this Lease or any sublease, (d) any liability Landlord may incur or suffer as a result of the ADA affecting the Leased Premises, (e) accident, injury to or death of any person or damage to property on or about the Leased Premises, and (f) any act, omission or negligence of Tenant or any Person claiming through or under Tenant or any of their respective partners, directors, officers, agents, employees or contractors; provided, that the foregoing indemnity shall not apply to the extent such claim results from the

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gross negligence, willful misconduct or fraud of any Landlord Indemnified Party. If at any time any claims, costs, demands, losses or liabilities are asserted against a Landlord Indemnified Party by reason of any of the matters as to which Tenant indemnifies a Landlord Indemnified Party hereunder, Tenant will, upon notice from such Landlord Indemnified Party, defend any such claims, costs, demands, losses or liabilities at Tenant’s sole cost and expense by counsel reasonably acceptable to such Landlord Indemnified Party.
18.2    Indemnification by Landlord. Landlord shall defend, indemnify and hold harmless Tenant, and Tenant’s direct and indirect partners, members, principals, shareholders, trustees, directors, officers, employees and agents (each, a “Tenant Indemnified Party”) from and against all liabilities, costs and expenses (including reasonable attorney’s fees and expenses) and all damages imposed upon or asserted against Tenant, as lessee of the Leased Premises, on account of the gross negligence, willful misconduct or fraud of any Landlord Indemnified Party. If at any time any claims, costs, demands, losses or liabilities are asserted against a Tenant Indemnified Party by reason of any of the matters as to which Landlord indemnifies a Tenant Indemnified Party hereunder, Landlord will, upon notice from such Tenant Indemnified Party, defend any such claims, costs, demands, losses or liabilities at Landlord’s sole cost and expense by counsel reasonably acceptable to such Tenant Indemnified Party.
ARTICLE 19.
LEASEHOLD MORTGAGES
19.1     Rights to Mortgage Lease. Tenant, and its permitted successors and assigns shall have the right to mortgage and pledge its interest in this Lease (and the right to pledge the direct and indirect equity interests in Tenant (any party receiving such pledge, a “Leasehold Mezzanine Lender”)) (collectively, “Leasehold Mortgage”), only in accordance with and subject to the terms, conditions, requirements and limitations of this Article 19. Notwithstanding any provision to the contrary in any such Leasehold Mortgage, any Leasehold Mortgage shall neither encumber any real property interests of Landlord nor otherwise affect the rights of Landlord under this Lease. Simultaneously with or promptly after the entering into or recording of the Leasehold Mortgage, Tenant shall, at its own expense, cause a copy of the Leasehold Mortgage to be delivered to Landlord (together with recording information, if available). Until such delivery, together with the information required by Section 19.3(a), the applicable Leasehold Mortgagee shall not be entitled to the rights afforded to Leasehold Mortgagees under this Lease. For avoidance of doubt, any Leasehold Mortgage shall not be deemed to amend or modify the terms or provisions of this Lease.
19.2     Leasehold Mortgagee Qualifications. No holder of a Leasehold Mortgage shall have the rights or benefits set forth in this Article 19 or elsewhere in this Lease, nor shall the provisions of this Article 19 be binding upon Landlord, unless and until:
(a)    Either the mortgagee under such Leasehold Mortgage or a trustee of any debt secured thereby, or each participant in the underlying loan secured by the Leasehold Mortgage or the Leasehold Mezzanine Lender, is an Authorized Institution holding a Leasehold Mortgage (a “Leasehold Mortgagee”);

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(b)    The Leasehold Mortgage shall contain provisions requiring that copies of all notices of default under said Leasehold Mortgage must be simultaneously sent to Landlord, provided, a Leasehold Mortgagee’s furnishing a copy of such notice to Landlord shall not in any way affect or become a condition precedent to the effectiveness of any notice given or served upon Tenant; and
(c)    The Leasehold Mortgage shall secure a bona fide extension of credit to Tenant or an Affiliate of Tenant and shall not be entered into for the purpose of avoiding or extending any obligations of or restrictions on Tenant under this Lease, including restrictions on transfer or periods for curing defaults.
19.3     Defaults. If Tenant, or Tenant’s successors or assigns, mortgages this Lease in compliance with the provisions of this Article 19, then so long as any such mortgage shall remain unsatisfied of record, the following provisions shall apply:
(a)    Tenant shall promptly provide Landlord with written notice that a Leasehold Mortgage has been filed, along with the name, facsimile, contact person, email address, and address of each Leasehold Mortgagee. Tenant shall promptly give Landlord written notice of any change in the identity or notice address of any Leasehold Mortgagee. Landlord, upon serving any notice of default on Tenant pursuant to Article 22, shall also serve a copy of such notice upon Leasehold Mortgagee, at the address provided to Landlord in writing by Tenant and no such notice of default shall be deemed to have been duly given as to the Leasehold Mortgagee unless and until a copy thereof has been so served upon the Leasehold Mortgagee at such address. Landlord’s furnishing a copy of such notice to Leasehold Mortgagee shall not in any way affect or become a condition precedent to the effectiveness of any notice given or served upon Tenant; provided, that Landlord may not terminate this Lease or exercise any remedies against Tenant without first giving Leasehold Mortgagee notice at such address and opportunity to cure as herein provided. For the avoidance of doubt, if there is at any time more than one (1) Leasehold Mortgagee, all cure periods and other rights granted to a Leasehold Mortgagee hereunder shall run concurrently and not serially and shall run to the acting Leasehold Mortgagee whose Leasehold Mortgage is most senior (except to the extent that all Leasehold Mortgagees give Landlord written notice setting forth a different order of priority, it being understood that Landlord shall only be required to accept cure from and otherwise deal with one (1) Leasehold Mortgagee at a time). Any notice or other communication which Leasehold Mortgagee desires or is required to give to or serve upon Landlord shall be deemed to have been duly given or served if sent in accordance with Section 25.2.
(b)    If Tenant is in default under this Lease, any Leasehold Mortgagee shall have the right to remedy such default (or cause the same to be remedied) within the same period provided to Tenant hereunder and as otherwise provided in Section 19.3(c) and, if applicable, Section 19.3(d), and Landlord shall accept such performance by or on behalf of Leasehold Mortgagee as if the same had been made by Tenant.
(c)    For the purposes of this Article 19 (and subject to the provisions of Section 19.3(d) below), no default shall be deemed to exist whether pursuant to Article 22 or any other provision of this Lease, in respect of the performance of work required to be performed, or of acts to be done, or of conditions to be remedied, if steps shall, in good faith, have been commenced by

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Leasehold Mortgagee within the time permitted therefor to rectify the same and shall be prosecuted to completion with diligence and within the time periods provided therefor in Article 22.
(d)    Notwithstanding anything in this Lease to the contrary, (i) upon the occurrence of an Event of Default that can be cured by the payment of money (“Monetary Default”), Landlord shall take no action to effect a termination of this Lease unless and until Landlord gives Leasehold Mortgagee at least ten (10) business days written notice of the occurrence of such Event of Default and Leasehold Mortgagee fails to cure such Monetary Default within said ten (10) business day period and (ii) upon the occurrence of an Event of Default other than a Monetary Default (a “Non-Monetary Default”), Landlord shall take no action to effect a termination of this Lease unless and until Landlord gives Leasehold Mortgagee at least thirty (30) days written notice of the occurrence of such Event of Default and Leasehold Mortgagee fails to cure such Non-Monetary Default within said thirty (30) day period. If such Non-Monetary Default cannot reasonably be cured within said thirty (30) day period (or is such that possession of the Leased Premises is necessary to remedy the Non-Monetary Default), the date after which Landlord may terminate this Lease shall be extended for such period of time as may be reasonably required to remedy such Non-Monetary Default, if and only if (A) Leasehold Mortgagee fully cures any and all Monetary Defaults of Tenant after notice and within the time periods described in the first sentence of this clause (d), and (B) Leasehold Mortgagee continues its good faith and diligent efforts to remedy such Non-Monetary Default (including efforts to acquire possession of the Leased Premises if necessary to cure such default); provided, that Leasehold Mortgagee shall not be obligated to pursue the cure of any Non-Monetary Default until it has obtained possession of the Leased Premises (and all cure periods for Non-Monetary Defaults shall be tolled hereunder until the acquisition of possession of the Leased Premises if possession is a necessary element of curing such Non-Monetary Default) if, but only if, (x) Leasehold Mortgagee fully cures any and all Monetary Defaults of Tenant after notice and within the time periods described in the first sentence of this clause (d), and (y) Leasehold Mortgagee is diligently pursuing such actions as are necessary to enable it to obtain possession of the Leased Premises as soon as reasonably practicable. For the avoidance of doubt, if there is at any time more than one (1) Leasehold Mortgagee, all cure periods and other rights granted to a Leasehold Mortgagee under this Section 19.3(d) shall run concurrently and not serially and shall run to the acting Leasehold Mortgagee whose Leasehold Mortgage is most senior (except to the extent that all Leasehold Mortgagees give Landlord written notice setting forth a different order of priority, it being understood that Landlord shall only be required to accept cure from and otherwise deal with one (1) Leasehold Mortgagee at a time).
(e)    The rights granted Leasehold Mortgagee in this Section 19.3 are for the benefit of Leasehold Mortgagee (and any Transferee (as defined below), but only where Transferee is expressly granted such rights) and shall not be construed to grant Tenant any additional rights not specifically provided in this Lease. Nothing in this Section 19.3 shall be construed to require a Leasehold Mortgagee to continue any foreclosure proceeding it may have commenced against Tenant after all defaults have been cured by Leasehold Mortgagee, and if such defaults are cured and the Leasehold Mortgagee discontinues such foreclosure proceedings, this Lease shall continue in full force and effect as if Tenant had not defaulted under this Lease. Nothing in this Article 19 shall require a Leasehold Mortgagee or a Transferee who has acquired Tenant’s leasehold interest and has taken possession of the Leased Premises to cure any Non-Monetary Default which is not

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curable that first arose or occurred prior to such Transferee taking possession of the Leased Premises. Any such uncurable Non-Monetary Default shall be deemed to be waived following such Leasehold Mortgagee’s or Transferee’s acquisition of Tenant’s leasehold interest and such Leasehold Mortgagee’s or Transferee’s timely cure of all Monetary Defaults and all Non-Monetary Defaults which are capable of cure by such Leasehold Mortgagee or Transferee in accordance with this Article 19. Notwithstanding the foregoing:
(i)    Leasehold Mortgagee shall not be obligated to continue such possession or to continue such foreclosure proceedings after such defaults have been cured;
(ii)    Subject to the provisions of this Article 19, Landlord shall not be precluded from exercising any rights or remedies under this Lease with respect to any other default by Tenant during the pendency of such foreclosure proceedings, provided that Leasehold Mortgagee shall be entitled to notice and opportunity to cure as set forth herein with respect to any such additional default; and
(iii)    it is understood and agreed that Leasehold Mortgagee or any Transferee may, subject to the following terms of this Section 19.3, become the legal owner and holder of this Lease (or, in the case of a Leasehold Mezzanine Lender, of the applicable direct or indirect ownership interests in Tenant) through such foreclosure proceedings or by assignment of this Lease (or, in the case of a Leasehold Mezzanine Lender, of the applicable direct or indirect ownership interests in Tenant) in lieu of foreclosure, and Landlord shall thereafter recognize such Leasehold Mortgagee or Transferee as the “Tenant” hereunder, and such Leasehold Mortgagee or Transferee shall attorn to and recognize Landlord as the “Landlord” hereunder pursuant to the terms and provisions of the Lease.
(f)    Subject to the provisions of Section 19.3(g), it shall be a condition precedent to (I) any assignment or transfer of this Lease by foreclosure of any Leasehold Mortgage, deed in lieu thereof or similar proceeding (each a “Remedial Act”) that the purchaser, assignee or transferee at such Remedial Act or any Leasehold Mortgagee Related Party that takes assignment from such party (each an “Initial Transferee”), or (II) any assignment or transfer by an Initial Transferee to another Person that such Person (each a “Subsequent Transferee” and, together with an Initial Transferee, each a “Transferee”): (i) in the case of (x) any Initial Transferee that is not a Leasehold Mortgagee or a Leasehold Mortgagee Related Party , after giving effect to any transfer to such Transferee, if such transfer occurs prior to Completion of the Casino Project, have (or have a guarantor with) a capital/statutory surplus, shareholder’s equity or net worth (which may include available unfunded capital commitments so long as such Transferee is a Permitted Investment Fund), determined in accordance with GAAP, of at least Two Hundred Million Dollars ($200,000,000.00) and (y) in the case of any Subsequent Transferee, after giving effect to any transfer to such Transferee, have (or have a guarantor with) a capital/statutory surplus, shareholder’s equity or net worth (which may include available unfunded capital commitments so long as such Transferee is a Permitted Investment Fund), determined in accordance with GAAP, of (A) prior to Completion of the Casino Project, at least Two Hundred Million Dollars ($200,000,000.00) and (B) following the Completion of the Casino Project, at least One Hundred Fifty Million Dollars ($150,000,000.00) (the financial condition requirements set forth in this clause (i), the “Transferee Financial Conditions”), (ii) upon

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becoming the legal owner and holder of this Lease, such Transferee shall execute an agreement with Landlord, reasonably acceptable to Landlord, pursuant to which such Transferee agrees to assume all obligations of Tenant under this Lease, (iii) in the case of any Subsequent Transferee, either such Transferee or an entity engaged by such Transferee (which may be an an Affiliate thereof) to operate and manage the Leased Premises (pursuant to a management agreement in form and substance reasonably acceptable to Landlord), operates or has an affiliate that operates at least one (1) other reputable gaming facility, (iv) it complies with the requirements of Article 17, and (v) it provides proof reasonably satisfactory to Landlord that the Licenses and Permits have been (or are to be) assigned to assignee (or that new Licenses and Permits have been (or will be) obtained).
(g)    Notwithstanding the foregoing, if a Leasehold Mortgagee or a Transferee becomes the Tenant under the Lease in connection with a Remedial Act, but at such time such Leasehold Mortgagee or Transferee does not meet the financial and other requirements specified in the immediately preceding paragraph, if applicable, such Leasehold Mortgagee or Transferee shall have one hundred twenty (120) days from the date it acquires the Leasehold Premises to either transfer the Leasehold Mortgagee’s or Transferee’s interest in this Lease to a Transferee who complies with such requirements, or otherwise come into compliance on its own. Failure to comply with this paragraph shall constitute an Event of Default under this Lease. For avoidance of doubt, nothing in this Lease shall require any Initial Transferee that is a Leasehold Mortgagee or a Leasehold Mortgagee Related Party to meet the Transferee Financial Conditions.
(h)    In the event of (x) the termination of this Lease prior to the expiration of the Term, whether by summary proceedings to dispossess, service of notice to terminate, or otherwise, due to an Event of Default or (y) rejection of this Lease by Tenant in connection with a bankruptcy of Tenant, in each such case, Landlord shall serve upon Leasehold Mortgagee written notice that the Lease has been terminated together with a statement of any and all sums which would at that time be due under this Lease but for such termination, and of all other defaults, if any, under this Lease then known to Landlord. Leasehold Mortgagee or a Transferee shall thereupon have the option to obtain a new lease in accordance with and upon the following terms and conditions:
(i)    Upon the written request of Leasehold Mortgagee, delivered to Landlord within thirty (30) days after service of notice that the Lease has been terminated to Leasehold Mortgagee, Landlord shall enter into a new lease of the Leased Premises with Leasehold Mortgagee or a Transferee; provided, that any Transferee that is not a Leasehold Mortgagee or a Leasehold Mortgagee Related Party satisfies (or has a guarantor that satisfies) the Transferee Financial Conditions.
(ii)    Such new lease shall be entered into within thirty (30) days of such Leasehold Mortgagee’s written request at the sole cost of Leasehold Mortgagee or a Transferee, shall be effective as of the date of termination of this Lease, shall be for the remainder of the Term of this Lease, and at the Rent and upon all the terms, covenants and conditions of this Lease, including any applicable Termination Options.
(iii)    Such new lease shall require the tenant thereunder to perform any unfulfilled obligations of Tenant under this Lease which are curable.

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(iv)    Upon the execution of such new lease, the tenant named therein shall pay any and all Rent and other sums which would at the time of the execution thereof be due under this Lease but for such termination and shall pay all expenses (including, without limitation, counsel fees) incurred by Landlord in connection with the preparation, execution and delivery of such new lease.
(v)    The tenant named therein or a permitted operator/manager shall procure (or make application for) and maintain the Licenses and Permits, in each case so as to enable the continued lawful operation of the Project at all times.
(i)    Nothing in this Section 19.3 shall impose any obligation on the part of Landlord to deliver physical possession of the Leased Premises to the Leasehold Mortgagee or any Transferee unless Landlord at the time of the execution and delivery of such new lease has obtained physical possession thereof. Notwithstanding the foregoing, if a Leasehold Mortgagee shall have the option hereunder to enter into a new lease with Landlord, but at the time of the exercise of such option Leasehold Mortgagee or such Transferee does not meet the financial or other requirements specified in clause (i) or (v) of Section 19.3(h), if applicable, such Leasehold Mortgagee or Transferee shall have one hundred twenty (120) days from the date it acquires the Leasehold Premises to either transfer its interest in such new lease to a Person who complies with such requirements, or otherwise come into compliance on its own. Failure to comply with this paragraph shall constitute and Event of Default under such new lease.
(j)    Notwithstanding anything to the contrary contained in this Section 19.3, the foregoing provisions of this Section 19.3 shall not apply with respect to any Leasehold Mortgagee that is an Affiliate of Tenant and which owns, directly or indirectly, 75% or more of Tenant or which is under 75% or more common ownership with Tenant (except for any Leasehold Mezzanine Lender that becomes an Affiliate of Tenant by virtue of a foreclosure on a pledge securing its loan).
19.4     Landlord’s Acknowledgement of Leasehold Mortgage. Landlord shall, upon written request, acknowledge receipt of the name and address of any Leasehold Mortgagee and confirm to such party whether, based solely on written evidence submitted by Tenant to Landlord and assuming the truth and accuracy thereof, such party is or would be upon closing of its financing or its acquisition of an existing Leasehold Mortgage, be (a) a Leasehold Mortgagee as defined herein and (b) an Authorized Institution, provided Landlord receives reasonable proof of the foregoing.
19.5     Modifications Requested by Leasehold Mortgagee. Landlord shall not unreasonably withhold its consent or agreement to any modifications to this Lease that are reasonably requested by and for the benefit of a Leasehold Mortgagee, provided that any such modification (a) is (i) not contrary to customary requirements of other leasehold mortgagees or mezzanine lenders at the time in the State of New York, including those imposed by rating agency guidelines, or (ii) due to banking, insurance or similar laws and regulations, and (b) does not adversely affect any of Landlord’s rights or remedies in any material respect, decrease any of the Rents payable under this Lease or increase (other than to a de minimis extent) any of Landlord’s obligations under this Lease.
ARTICLE 20.    TENANT’S SIGNS

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20.1    Location and Type. Tenant shall have the right to erect and maintain any and all signs subject to any applicable provisions of this Lease, the Master Declaration and applicable Laws, including without limitation:
(d)    illuminated signs on the exterior walls of the Improvements;
(e)    signs on the interior or exterior of any windows of the Improvements;
(f)    easel or placard signs within the lobby entrance or on sidewalks immediately in front of the Improvements, provided the same do not unreasonably interfere with pedestrian traffic;
(g)    poster cases within the lobby of the Improvements and on the exterior walls of the Improvements;
(h)    illuminated roadside sign(s) and attraction board (“Tenant’s Pylon”);
(i)    electronic displays and billboards (“Display Signs”) on the exterior walls of the Improvements;
(j)    directional signage on the Leased Premises; and
(k)    all other signage Tenant deems desirable in the ordinary course of the operation of its business at the Leased Premises in accordance with the Operating Standard.
20.2    Design. The design of all signage which Tenant elects to construct pursuant to Section 20.1 (such present and future signs referred to as “Tenant’s Signs”) shall be in compliance with the applicable provisions of this Lease, the Master Declaration and applicable Laws. Tenant’s Signs shall be constructed and maintained in good repair at Tenant’s expense. Tenant shall pay the cost of electricity consumed in illuminating Tenant’s Signs.
20.3    Access to Tenant’s Pylon. If Tenant’s Pylon is located outside the Leased Premises, Landlord hereby grants to Tenant all easement rights as Landlord has under the Master Declaration, which shall be appurtenant to the Leased Premises, for the purpose of enabling Tenant to have access to Tenant’s Pylon, to maintain and service same and to insure the continued availability of power thereto.
20.4    Protection of Signs Visibility. Landlord shall not erect or permit to be erected any sign or advertising device on the roof or exterior walls of the Improvements, nor any landscaping, signs or other obstructions on the Leased Premises except as permitted pursuant to the provisions of the Restrictive Agreements.
ARTICLE 21.
ESTOPPEL CERTIFICATES; FEE MORTGAGES
21.1    Estoppel Certificates. Each party agrees, within ten (10) days after request by the other party, to execute, acknowledge and deliver to and in favor of the other party (and/or a party

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designated by such other party, including, without limitation, the proposed holder of any Fee Mortgage or purchaser of the Leased Premises, any Leasehold Mortgagee, or any proposed sublessee or assignee of Tenant, an estoppel certificate in such form as the requesting party may reasonably request, but stating no less than: (a) whether this Lease is in full force and effect; (b) whether this Lease has been modified or amended and, if so, identifying and describing any such modification or amendment; (c) the date to which rent and any other charges have been paid; and (d) whether such has Knowledge of any default on the part of the other party or has Knowledge of any claim against the other party and, if so, specifying the nature of such default or claim.
21.2    Fee Mortgages. Nothing contained herein, including but not limited to the MRMI PILOT Agreement, or the nominal leasing or sub-leasing of the Leased Premises to a local or county development agency, shall in any way limit or restrict Landlord’s right to encumber its fee interest in the Leased Premises with one or more mortgages and/or assignments of leases and rents and to encumber any direct or indirect equity interests in Landlord (each, together with any and all amendments, modifications, extensions and replacements thereof, a “Fee Mortgage”). The beneficiary of any Fee Mortgage, together with its successors and assigns, is referred to herein as a “Fee Mortgagee”. No Fee Mortgagee shall have the rights or benefits set forth in this Article 21 or elsewhere in this Lease unless such Fee Mortgagee (or a trustee of any debt secured by Fee Mortgage) is an Authorized Institution. Notwithstanding any provision to the contrary in any such Fee Mortgage, any Fee Mortgage now or hereafter encumbering Landlord’s interest in the Leased Premises shall be subject and subordinate to this Lease (and any new Lease that is entered into in accordance with the applicable provisions of Section 19.3), the Leasehold Estate created hereby (or by such new Lease that is entered into in accordance with the applicable provisions of Section 19.3) and the rights of Tenant and Leasehold Mortgagees under this Lease (or under such new Lease that is entered into in accordance with the applicable provisions of Section 19.3) for so long as this Lease (or such new Lease that is entered into in accordance with the applicable provisions of Section 19.3) remains in full force and effect. For the avoidance of doubt, except as expressly provided in this Article 21, Tenant shall have no obligations under this Lease in respect of any Fee Mortgage. At the request of Leasehold Mortgagee or Tenant, and at Tenant’s sole cost and expense, Fee Mortgage shall confirm such subordination in a writing mutually acceptable to Tenant and Fee Mortgagee acting reasonably. In the event of any conflict between the terms of a Fee Mortgage and this Lease, the terms of this Lease shall prevail.
21.3    Modifications Requested by Fee Mortgagee. Tenant shall not unreasonably withhold its consent or agreement to any modifications to this Lease that are reasonably requested by and for the benefit of a Fee Mortgagee, provided that any such modification (a) is (i) not contrary to customary requirements of other mortgagees at the time in the State of New York, including those imposed by rating agency guidelines, or (ii) due to banking, insurance or similar laws and regulations in order, and (b) does not adversely affect any of Tenant’s rights in any material respect, increase any of the Rents payable under this Lease or increase (other than to a de minimis extent) any of Tenant’s other obligations under this Lease.
21.4    Attornment by Tenant. Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of the exercise of the power of sale under, any Fee Mortgage, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord

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under this Lease (a “Successor Landlord”), provided such Successor Landlord assumes in writing Landlord’s obligations under this Lease (it being understood that Tenant shall, if requested, enter into a new lease on terms identical to those in this Lease); provided, that any such Successor Landlord shall not be (a) liable for any act, omission or default of any prior landlord (including, without limitation, Landlord); (b) liable for the return of any moneys paid to or on deposit with any prior landlord (including, without limitation, Landlord), except to the extent such moneys or deposits are delivered to such Successor Landlord; (c) subject to any offset, claims or defense that Tenant might have against any prior landlord (including, without limitation, Landlord); (d) bound by any Rent which Tenant might have paid for more than the current month to any prior landlord (including, without limitation, Landlord) unless actually received by such Successor Landlord; (e) bound by any covenant to perform or complete any construction in connection with the Project or the Leased Premises or to pay any sums to Tenant in connection therewith; or (f) bound by any waiver or forbearance under, or any amendment, modification, abridgment, cancellation or surrender of, this Lease made without the consent of such Successor Landlord. Upon request by such Successor Landlord, Tenant shall execute and deliver an instrument or instruments, reasonably requested by such Successor Landlord, confirming the attornment provided for herein, but no such instrument shall be necessary to make such attornment effective but in no event shall such attornment require Tenant to otherwise increase or modify in any respect its obligations hereunder.
21.5    Fee Mortgagee Right to Cure Landlord Defaults.
(a)    Landlord shall promptly provide Tenant and any Leasehold Mortgage of which Tenant has given Landlord written notice with written notice that a Fee Mortgage has been filed, along with the name, facsimile, contact person, email address, and address of the Fee Mortgagee. Landlord shall promptly give Tenant written notice of any change in the identity or address of any Fee Mortgagee. Tenant, upon serving any notice of default on Landlord shall also serve a copy of such notice upon Fee Leasehold Mortgagee, at the address provided to Tenant in writing by Landlord and no such notice of default shall be deemed to have been duly given as to the Fee Mortgagee unless and until a copy thereof has been so served upon the Fee Mortgagee at such address.
(b)    If Landlord is in default of any of its obligations under this Lease, any Fee Mortgagee shall have the right to remedy such default (or cause the same to be remedied) within the same period provided to Landlord hereunder and as otherwise provided in this Section 21.5, and Tenant shall accept such performance by or on behalf of Fee Mortgagee as if the same had been made by Landlord. For the avoidance of doubt, if there is at any time more than one (1) Fee Mortgagee, all cure periods and other rights granted to a Fee Mortgagee hereunder shall run concurrently and not serially and shall run to the acting Fee Mortgagee whose Fee Mortgage is most senior (except to the extent that all Fee Mortgagees give Tenant written notice setting forth a different order of priority, it being understood that Tenant shall only be required to accept cure from and otherwise deal with one (1) Fee Mortgagee at a time).
21.6     Form of Documents. Landlord and Tenant, upon request of any party in interest, shall execute promptly such commercially reasonable instruments or certificates to carry out the

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provisions of this Article 21; provided, that, neither party shall be required to execute any such instruments or certificates that would in any way modify the terms and provisions of this Lease or increase the obligations of any party beyond those set forth herein.
ARTICLE 22.
DEFAULT
22.1     Tenant Default. An event of default (“Event of Default”) shall exist under this Lease if:
(a)    Tenant fails to pay any installment of Rent, including Annual Fixed Rent, Percentage Rent and any other charge under this Lease within ten (10) days after notice of default (but Landlord is not required to give more than four (4) such default notices during any one Lease Year);
(b)    Tenant breaches or fails to perform or observe any obligations set forth in (i) Sections 8.3(c)(ii) or 8.3(c)(iii) and such breach or failure continues for thirty (30) days after written notice by Landlord of such default, or (ii) Section 8.3(c)(v);
(c)    intentionally omitted;
(d)    Tenant (i) commences any case, proceeding or other action seeking to have an order for relief entered on its behalf as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any federal, state or local law relating to bankruptcy, insolvency, reorganization or relief of debtors, (ii) makes an assignment for the benefit of its creditors, (iii) is generally unable to pay its debts as they mature, (iv) seeks or consents to the appointment of a receiver of itself or of the whole or any substantial part of its property, or (v) files a petition or answer seeking reorganization or arrangement under an order or decree appointing, without the consent of Tenant, a receiver of Tenant of the whole or substantially all of its property, and such case, proceeding or other action is not dismissed within ninety (90) days after the commencement thereof;
(e)    the estate or interest of Tenant in the Leased Premises or any part thereof is levied upon or attached in any proceeding and the same is not vacated or discharged within the later of ninety (90) days after commencement thereof or thirty (30) days after receipt by Tenant of notice thereof from Landlord (unless Tenant is contesting such lien or attachment in accordance with this Lease);
(f)    Tenant breaches or fails to perform and observe any of its obligations set forth in Section 14.2 within the time frames set forth therein;
(g)    Tenant abandons all or substantially all of the Leased Premises during the Term of this Lease for a period of thirty (30) consecutive days;
(h)    Tenant fails to perform or observe any of the other covenants, terms, provisions or conditions on its part to be performed or observed under this Lease in all material respects, within thirty (30) days after written notice of default (or if more than thirty (30) days shall

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be reasonably required for such cure because of the nature of the default, if Tenant fails to proceed diligently and continuously to cure such default after such notice to completion);
22.2     Termination and Re-Entry.
(a)    This Lease and the estate hereby granted are subject to the limitation that if an Event of Default shall occur, then, in any such case, Landlord may give to Tenant a notice of intention to terminate this Lease and the term hereof as of the tenth (10th) day after the giving of such notice, in which event, as of such tenth (10th) day, this Lease and any other leases between Landlord Affiliates and Tenant or any Affiliates of Tenant for any portion of the Master Development Site, and the term thereof, shall terminate with the same effect as if such day was the Expiration Date, but Tenant shall remain liable for damages as hereinafter provided or pursuant to law; provided notwithstanding anything to the contrary contained herein, if Tenant delivers a Buyer’s Purchase Notice (as defined in the Purchase Option Agreement) during the continuance of an Event of Default, but prior to the termination of this Lease, then this Lease shall not terminate so long as there is no default by Tenant under the Purchase Option Agreement. For avoidance of doubt, Tenant’s delivery of a Buyer’s Purchase Notice hereunder shall not operate to suspend any of Tenant’s payment obligations under this Lease prior to the Closing (as defined in the Purchase Option Agreement) of such purchase.
(b)    If Tenant defaults in the payment of any Rent and such default continues for ten (10) days after notice from Landlord of such default and Landlord has elected to terminate this Lease in accordance with Section 22.2(a) or if this Lease shall otherwise terminate as in Section 22.2(a) provided, Landlord or Landlord’s agents and servants may immediately or at any time thereafter re-enter into or upon the Leased Premises, or any part thereof, either by summary dispossess proceedings or by any suitable action or proceeding at law, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any persons therefrom, to the end that Landlord may have, hold and enjoy the Leased Premises. The words “re-enter” and “re-entering” as used in this Lease are not restricted to their technical legal meanings. Upon such termination or re-entry, Tenant shall pay to Landlord any Rent then due and owing (in addition to any damages payable under Section 22.3(a) below).
22.3     Damages.
(d)    If this Lease shall terminate pursuant to the provisions of Section 22.2(a) hereof, or if Landlord shall otherwise reenter the Leased Premises pursuant to Section 22.2(b) or in the event of the termination of this Lease, or of reentry, by or under any summary dispossess or other proceedings or action or any provision of law by reason of default hereunder on the part of Tenant, then the following provisions shall apply:
(i)    Tenant shall pay to Landlord the Rent payable up to the time of such termination of this Lease, or of any such reentry by Landlord, as the case may be and
(ii)    Tenant shall pay to Landlord as damages, at the election of Landlord, either of the following amounts:

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(A)    A sum which, at the time of such termination of this Lease or at the time of any such re-entry by Landlord, as the case may be, represents the then present value (calculated at the then current Prime Rate plus two percent (2%)) of the excess, if any, of (1) the aggregate amount of the Annual Fixed Rent and Percentage Rent and other Rent payable by Tenant pursuant to this Lease which would have been payable by Tenant for the period commencing with such earlier termination of this Lease or the date of any such reentry, as the case may be, and ending with the date contemplated as the next Option Date hereof if this Lease had not so terminated or if Landlord had not so reentered the Leased Premises, over (2) the aggregate rental value of the Leased Premises for the same period (for the purposes of this clause (A) the amount of Percentage Rent, Taxes and all other Rent other than Annual Fixed Rent which would have been payable by Tenant under this Lease shall, for each calendar year ending after such termination or re-entry, be deemed to be an amount equal to the amount of such Percentage Rent, Taxes and all other Rent other than Annual Fixed Rent payable by Tenant for the calendar year immediately preceding the calendar year in which such termination or re-entry shall occur), or
(B)    Sums equal to the Rent payable by Tenant pursuant to this Lease which would have been payable by Tenant had this Lease not so terminated, or had Landlord not so reentered the Leased Premises, payable upon the due dates therefor specified herein following such termination or such reentry and until the date contemplated as the next Option Date hereof if this Lease had not so terminated or if Landlord had not so reentered the Leased Premises; provided, that, that if Landlord shall relet the Leased Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting (including any net rents from subtenants), such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the expenses incurred or paid by Landlord in terminating this Lease or in reentering the Leased Premises and in securing possession thereof, as well as the out-of-pocket expenses of reletting, including altering and preparing the Leased Premises for new tenants, customary brokers’ commissions, and legal fees and expenses, it being understood that any such reletting may be for a period shorter or longer than the remaining term of this Lease; but in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant to this subdivision to a credit in respect of any net rents from a reletting, except to the extent that such net rents are actually received by Landlord; provided, that the cost of alteration and preparation of the Leased Premises for new tenants shall not include material capital renovations. If the Leased Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot basis shall be made of the rent received from such reletting and of the expenses of reletting.
If the Leased Premises or any part thereof are relet by Landlord for the unexpired portion of the term of this Lease, or any part thereof, before presentation of proof of such damages to any court,

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commission or tribunal, the amount of rent reserved upon such reletting shall, prima facie, be the fair and reasonable rental value for the Leased Premises, or part thereof, so relet during the term of the reletting. Landlord shall not be liable in any way whatsoever for its failure or refusal to relet the Leased Premises or any part thereof, or if the Leased Premises or any part thereof are relet, for its failure to collect the rent under such reletting, and no such refusal or failure to relet or failure to collect rent shall release or affect Tenant’s liability for damages or otherwise under this Lease.
(e)    If, as of the date of termination or reentry, the Leased Premises shall not be in the condition in which Tenant has agreed to surrender the same to Landlord at the expiration or earlier termination of this lease, then, without notice or other action by Landlord, Tenant shall pay, as and for liquidated damages therefor, the cost (as estimated by an independent contractor selected by Landlord) of placing the Leased Premises in the condition in which Tenant has agreed to surrender the same.
(f)    Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such monies shall be credited by Landlord against any Rent due from Tenant at the time of such termination or reentry or, at Landlord’s option, against any other damages payable by Tenant pursuant to this Section 22.3 or pursuant to Law.
(g)    Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election after the termination of this Lease in accordance with its terms, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been so terminated under the provisions of this Section 22.3, or had Landlord not reentered the Leased Premises. Except as otherwise expressly provided in this Article 22, nothing herein contained shall be construed to limit or prejudice the right of Landlord to prove for and obtain as damages by reason of the termination of this Lease or reentry on the Leased Premises for the default of Tenant under this Lease an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved whether or not such amount be greater than any of the sums referred to in Section 22.3(a).
(h)    Landlord may, in its sole discretion, relet the whole or any part of Premises for the whole or any part of the unexpired term of this Lease, or longer, or from time to time for shorter periods, for any rental it wishes and giving such concessions of rent and making such special repairs, alterations, decorations and paintings for any new tenant as it may in its sole and absolute discretion deem advisable, and Landlord may collect and receive the rents thereunder. In no event shall Landlord ever be obligated to relet or to attempt to relet the Premises or any part thereof.
(i)    Following an Event of Default, all amounts due from Tenant to Landlord pursuant to this Lease shall bear interest at the Default Rate.
22.4     Self Help. If Tenant fails to perform any agreement or obligation on its part to be performed under this Lease, Landlord or any Fee Mortgagee, without thereby waiving such default (or any covenant, term or condition herein contained or the performance thereof), may perform the same for the account and at the expense of Tenant, (a) immediately and without notice in the case

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of emergency or in case such failure may result in a violation of any Law or in a cancellation of any insurance policy maintained by Landlord and (b) in any other case if such failure continues beyond any applicable grace period. Landlord or any Fee Mortgagee shall have the right to enter the Leased Premises to rectify a default of Tenant as aforesaid. Tenant shall on demand reimburse Landlord or such Fee Mortgagee, as applicable, for the actual costs and expenses incurred by such party in rectifying defaults as aforesaid, including reasonable attorneys’ fees and disbursements, together with interest thereon at the Default Rate, but nothing herein shall be deemed to permit Tenant to set off any costs of cure or other amounts against the amounts owing to Landlord hereunder.
22.5     Other Remedies. Anything in this Lease to the contrary notwithstanding, during the continuation of any Event of Default, Tenant shall not be entitled to exercise any rights or options, under or pursuant to this Lease.
22.6     Remedies Cumulative. The various rights and remedies given to or reserved to Landlord and Tenant by this Lease or allowed by law shall be cumulative, irrespective of whether so expressly stated. In the event of a breach or threatened breach by Tenant of any of its obligations under this Lease, Landlord shall also have the right to enforce by injunction any of the terms and covenants hereof.
22.7     Certain Waivers. Tenant waives and surrenders all right and privilege that Tenant might have under or by reason of any present or future law to redeem the Leased Premises or to have a continuance of this Lease after Tenant is dispossessed or ejected therefrom by process of law or under the terms of this Lease or after any termination of this Lease.
22.8     Limitation on Landlord’s Liability. Notwithstanding anything to the contrary in this Lease, Tenant will look solely to the interest of Landlord (or its successor as Landlord hereunder) in the Leased Premises for the satisfaction of any judgment or other judicial process requiring the payment of money as a result of (a) any negligence (including gross negligence) or (b) any breach of this Lease by Landlord or its successor (including any beneficial owners, partners, shareholders, trustees or others affiliated or related to Landlord or such successor) and Landlord shall have no personal liability hereunder of any kind.
22.9     Interest on Past Due Obligations; Late Charges. Except where another rate of interest is specifically provided for in this Lease, any amount due from either party to the other under this Lease which is not paid when due shall bear interest at the Default Rate from the date that is five (5) days after the date such payment was due to and including the date of payment. In addition, Tenant acknowledges that the late payment of any installment of Annual Fixed Rent or Percentage Rent will cause Landlord to incur certain costs and expenses, the exact amount of which are extremely difficult or impractical to fix. These costs and expenses may include, without limitation, administrative and collection costs and processing and accounting expenses. Therefore, if any installment of Annual Fixed Rent or Percentage Rent is not received by Landlord from Tenant when due on more than two (2) occasions in any twelve (12) month period, then Tenant shall immediately pay to Landlord a late charge equal to the greater of (i) four percent (4%) of such delinquent amount, and (ii) One Thousand Dollars ($1,000.00). Landlord and Tenant agree that this late charge represents a reasonable estimate of the costs and expenses Landlord will incur and

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is fair compensation to Landlord for its loss suffered by reason of late payment by Tenant. Upon accrual, all such late charges shall be deemed Additional Rent.
22.10    Special Tenant Remedies.
(a)    Subject to the limitations set forth in this Lease, if any, in the event that Landlord or its Affiliates shall fail to maintain any of the Landlord Licenses and Permits necessary for Tenant to lawfully conduct Gaming Operations in accordance with Section 8.5 (other than by reason of the conduct of any Person other than Landlord or Landlord’s Affiliates or any director, executive officer, manager or member of Landlord or Landlord’s Affiliates) (a “Landlord License and Permit Breach”), Landlord shall indemnify Tenant for any actual damages suffered by Tenant as a result of such Landlord License and Permit Breach; provided, that Landlord’s liability therefor shall be limited in amount to the Rent otherwise payable to Landlord (including both Annual Fixed Rent and Percentage Rent but not including any Rent payable to third parties (such as Taxes and Common Facilities Expenses) for the unexpired balance of the Term (calculated without giving effect to the exercise of any Termination Option). Calculation of the amount of Percentage Rent for purposes of determining the limitation on liability will be calculated based upon the average revenues from Gaming Operations for the twelve full calendar months preceding the event giving rise to such damages (e.g., the cessation of Gaming Operations).  If Landlord shall fail to pay such damages within thirty (30) days of notice thereof (either as agreed to by the parties or as determined by a final, non-appealable order of a court of competent jurisdiction), then Tenant shall have the right to offset such damage amount against the next succeeding installment(s) of Percentage Rent due under this Lease, but not against Annual Fixed Rent, or, if Tenant elects to purchase the Property as set forth in the Purchase Option Agreement, against the purchase price as set forth in the Purchase Option Agreement. For the avoidance of doubt, Landlord shall have no liability to Tenant for any Landlord License and Permit Breach unless Tenant suffers or incurs any actual damages by reason thereof.
(b)    All fines and penalties imposed on Tenant by applicable Governmental Authorities as a direct result of a Landlord License and Permit Breach shall be promptly paid by Landlord.
(c)    Subject to the limitations set forth in this Lease, if any, in connection with any potential adverse impact (beyond a de minimis amount) on Gaming Operations as a result of a Landlord License and Permit Breach, Landlord and Tenant shall work together to expeditiously resolve any such issues in accordance with applicable Laws and subject to any required approval of the relevant Governmental Authorities.  Landlord and Tenant acknowledge that there may be an array of actions which may resolve any adverse impacts on Gaming Operations imposed by Governmental Authorities as a result of a Landlord License and Permit Breach and agree that, to the extent there is more than one course of action that will achieve resolution of the Landlord License and Permit Breach and such course of action does not otherwise adversely affect Tenant or its operation of the Project or the Leased Premises (in each case, other than to a de minimis extent), Landlord shall have the right, in its sole and absolute discretion, to choose a course of action or manner of resolution, and Tenant shall cooperate with Landlord in connection with Landlord’s selected resolution.  Such resolutions may include, without limitation, Landlord foregoing

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Percentage Rent and/or Annual Fixed Rent, forming a trust to receive such Annual Fixed Rent and/or Percentage Rent pending a resolution, forming a trust to receive title to the Leased Premises, or other solutions.
(d)    In any event, the primary objective of Landlord and Tenant is to agree upon a resolution that minimizes the cessation, interruption or prohibition of Gaming Operations.  In furtherance thereof, if Landlord and Tenant are unable to reasonably agree upon a resolution of a Landlord License and Permit Breach that would end the cessation or material curtailment of Gaming Operations imposed by any applicable Governmental Authority within five (5) business days after the effective imposition thereof, and Tenant has either (A) actually curtailed in any material respect (including an assumption of the conduct of Gaming Operations by any Governmental Authority) or ceased the conduct of Gaming Operations or (B) a Governmental Authority has advised Tenant in writing that Gaming Operations will be curtailed in any material respect or forced to shut down in the absence of curative action and Landlord fails to resolve the applicable Landlord License and Permit Breach in a manner that would otherwise prevent such material curtailment or cessation from occurring, then Tenant shall have the right to take the following actions, in the following order, subject in each case to applicable Laws and except as otherwise required by any applicable Governmental Authority (“Tenant Actions”): (i) first, pay Annual Fixed Rent and Percentage Rent into a trust pending cure of the applicable Landlord License and Permit Breach; (ii) if the resolution set forth in clause (i) above shall not resolve the applicable Landlord License and Permit Breach in a manner that enables Tenant to resume the conduct of Gaming Operations without material curtailment or cessation, then require Landlord to transfer its title to the Leased Premises into a trust pending resolution of the applicable Landlord License and Permit Breach in a manner that enables Tenant to resume the conduct of Gaming Operations without material curtailment or cessation; and (iii) if the resolutions set forth in clauses (i) and (ii) above shall not resolve the applicable Landlord License and Permit Breach in a manner that enables Tenant to resume the conduct of Gaming Operations without material curtailment or cessation, then exercise Tenant’s purchase option as set forth in the Purchase Option Agreement.
ARTICLE 23.
ACCESS TO PREMISES
23.1     Ongoing Access and Inspection Rights. Tenant shall permit Landlord and its authorized representatives to enter the Leased Premises during normal business hours (upon 48 hours prior notice, except in the event of an emergency, in event which no prior notice is required prior to entry) for the purposes of (a) conducting periodic inspections, (b) performing any work thereon required or permitted to be performed by Landlord pursuant to this Lease or the Restrictive Agreements, (c) showing the Leased Premises to prospective purchasers or lenders, and (d) during the twelve (12) months following the exercise by Tenant of a Termination Option in accordance with Section 4.2, showing the Leased Premises to prospective lessees. The preceding sentence shall, subject to the next succeeding sentence, permit the holder of the Conservation Easement to enter the Conservation Easement Area during normal business hours (upon 48 hours prior notice) for the purpose of inspecting, administering and enforcing the Conservation Easement. In entering the Leased Premises, Landlord and its designees shall not unreasonably interfere with operations on the Leased Premises and shall comply with Tenant’s reasonable instructions and security protocol.

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In no event shall Landlord be permitted to enter any “cage” or other secure, restricted access or money handling areas without a Tenant representative and otherwise in accordance with applicable Law.
23.2     Landlord’s Construction Inspection Rights. During the Term, Landlord shall have the right to physically inspect, and to cause one or more engineers or other representatives of Landlord to physically inspect, the Leased Premises, as long as the same does not substantially interfere with Tenant’s operation of or construction activities on the Leased Premises. Such inspections shall include (without limitation) such tests, inspections and audits of environmental and soil conditions as Landlord deems necessary. Landlord shall make such inspections in good faith and with due diligence. All inspection fees, appraisal fees, engineering fees, environmental fees and other expenses of any kind incurred by Landlord relating to the inspection of the Leased Premises will be solely Landlord’s expense. Tenant shall cooperate with Landlord in all reasonable respects in making such inspections; provided, that such inspections shall not interfere with any such construction, or cause delay in the completion thereof, in any material respect. Tenant reserves the right to have a representative present at the time Landlord conducts any such inspection of the Leased Premises. Landlord shall notify Tenant not less than two (2) business days in advance of making any such inspection and such inspection shall be made during normal business hours. In making any inspection, Landlord will treat, and will cause any representative of Landlord to treat, all information obtained by Landlord pursuant to the terms of this Section 23.2 as strictly confidential in accordance with Section 26.24 hereof. Landlord shall indemnify Tenant against any claims arising from Landlord’s or Landlord’s designees’ inspection and testing conducted on the Leased Premises under this Section 23.2.
ARTICLE 24.
SURRENDER OF PREMISES
24.1     Surrender of Leased Premises. Subject to the Restoration Obligations, at the expiration or sooner termination of the term of this Lease in accordance with the terms hereof, Tenant shall surrender the Leased Premises to Landlord, in vacant and broom clean condition, with all structural elements and systems in working order and repair (reasonable wear and tear excepted and without warranty as to future performance of such systems), and shall surrender all keys for the Leased Premises to Landlord at the place then fixed for the payment of Rent and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Leased Premises. At the expiration or sooner termination of the term of this Lease, the Leased Premises shall be surrendered free and clear of any space leases and other rights of occupancy, unless Landlord otherwise elects, in which case Tenant shall assign to Landlord all of Tenant’s right, title and interest in such space leases and rights of occupancy as Landlord shall elect to acquire (together with all security deposits, guarantees, and other rights or benefits relating thereto but without representation or warranty of any kind) and Landlord shall assume the obligations thereunder accruing following such assignment, pursuant to an assignment and assumption agreement reasonably satisfactory to Landlord and Tenant. Tenant shall remove all Tenant’s Property within thirty (30) days after the expiration or sooner termination of the Term (such entry onto the Leased Premises for such purpose shall not be deemed a holdover, provided such removal is accomplished within such thirty (30) day period), and shall repair any damage to the structural elements or systems of the Leased Premises caused

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thereby, and any or all of such Tenant’s Property not so removed by Tenant shall, at Landlord’s option, become the exclusive property of Landlord or be disposed of by Landlord, at Tenant’s cost and expense, without further notice to or demand upon Tenant. Except as set forth herein, Tenant shall have no obligation to repair damage resulting from the removal of its equipment and the Leased Premises shall be surrendered to Landlord in “as is, where is” condition at the end of the Term. The provisions of this Article 24 shall survive the expiration or other termination of the term of this Lease.
ARTICLE 25.
FORCE MAJEURE
If either party is delayed or hindered in or prevented from the performance of any act required under this Lease by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive Laws (except as otherwise specifically provided herein), riots, insurrection, terrorist acts, war or other reason beyond the reasonable control of and not the fault of the party delayed in performing the work or doing the acts required under the terms of this Lease (collectively, “Force Majeure”), then performance of such act shall be excused for the period of the delay, and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this Article shall not (a) operate to excuse Tenant from prompt payment of Rent or any other payment required by Tenant under the terms of this Lease, or (b) be applicable to delays resulting from the inability of a party to obtain financing or to proceed with its obligations under this Lease because of a lack of funds.
ARTICLE 26.
MISCELLANEOUS
26.1     Memorandum of Lease. Promptly following the Commencement Date, the parties hereto shall (i) execute and deliver a memorandum of this Lease for recording purposes substantially in the form attached hereto as Exhibit G and (ii) record such memorandum against the Leased Premises. Any such recording shall be at Tenant’s expense. If the parties amend the Lease, they shall have the right to record a memorandum of such amendment at Tenant’s expense.
26.2     Notices. All notices, consents, requests, approvals and authorizations (collectively, “Notices”) required or permitted under this Lease shall only be effective if in writing. All Notices (except Notices of default, which may only be sent pursuant to the methods described in clauses (a) and (b) below) shall be sent (a) by registered or certified mail (return receipt requested), postage prepaid, or (b) by Federal Express, U.S. Post Office Express Mail, Airborne or similar nationally recognized overnight courier which delivers only upon signed receipt of the addressee, or (c) by facsimile transmission with original sent via a method set forth in clause (a) or (b) above and addressed as follows or at such other address, and to the attention of such other person, as the parties shall give notice as herein provided:

If intended for Landlord:	EPT Concord II, LLC c/o EPR Properties Attention: Asset Management 909 Walnut Street, Suite 200

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Kansas City, Missouri 64106
Telephone:    (816) 472-1700
Facsimile:    (816) 472-5794

With a copy to:	EPR Properties Attention: General Counsel 909 Walnut Street, Suite 200 Kansas City, Missouri 64106 Telephone: (816) 472-1700 Facsimile: (816) 472-5794

With a copy to:	Zarin & Steinmetz 81 Main Street, Suite 415 While Plains, New York 10601 Attention: Michael D. Zarin, Esq. Telephone: (914) 682-7800 Facsimile: (914) 583-5490

If intended for Tenant:

:	Montreign Operating Company, LLC c/o Empire Resorts, Inc. 204 Route 17B Monticello, New York 12701 Attention: Joseph A. D’Amato Telephone: (845) 807-0001 Facsimile: (845) 807-0000

With a copy to:	Cleary Gottlieb Steen & Hamilton LLP One Liberty Plaza New York, New York 10006 Attention: Steven L. Wilner, Esq. Telephone: (212) 225-2672 Facsimile: (212) 225-3999
A notice, request and other communication shall be deemed to be duly received if delivered by a nationally recognized overnight delivery service, when delivered to the address of the recipient, if sent by mail, on the date of receipt by the recipient as shown on the return receipt card, or if sent by facsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the recipient’s facsimile number; provided that if a notice, request or other communication is served by hand or is received by facsimile on a day which is not a Business Day, or after 5:00 p.m. local time on any Business Day at the addressee’s location, such notice or communication shall be deemed to be duly received by the recipient at 9:00 a.m. local time of the addressee on the first

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Business Day thereafter. Rejection or other refusal to accept or the inability to delivery because of changed address of which no Notice was given shall be deemed to be receipt of the Notice as of the date of such rejection, refusal or inability to deliver.
26.3     Waiver of Performance and Disputes. One or more waivers of any covenant, term or condition of this Lease by either party shall not be construed as a waiver of a subsequent breach of the same or any other covenant, term or condition, nor shall any delay or omission by either party to seek a remedy for any breach of this Lease or to exercise a right accruing to such party by reason of such breach be deemed a waiver by such party of its remedies or rights with respect to such breach. The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any similar act. Any amounts paid by Tenant to Landlord may be applied by Landlord, in Landlord’s discretion, to any items then owing by Tenant to Landlord under this Lease. Receipt by Landlord of a partial payment shall not be deemed to be an accord and satisfaction (notwithstanding any endorsement or statement on any check or any letter accompanying any check or payment) nor shall such receipt constitute a waiver by Landlord of Tenant’s obligation to make full payment. No act or thing done by Landlord or its agents shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord.
26.4     Exculpation. No disclosed or undisclosed shareholder, partner, member or other constituent owner of Tenant or of any Affiliate of Tenant, and none of their respective officers, directors, trustees, employees or agents, shall have any liability for the obligations of Tenant under this Lease. No disclosed or undisclosed shareholder, partner, member or other constituent owner of Landlord or of any Affiliate of Landlord, and none of their respective officers, directors, trustees, employees or agents, shall have any liability for the obligations of Landlord under this Lease.
26.5     Modification of Lease. The terms, covenants and conditions hereof may not be changed orally, but only by an instrument in writing signed by the parties hereto.
26.6     Captions. Captions throughout this instrument are for convenience and reference only and the words contained therein shall in no way be deemed to explain, modify, amplify or aid in the interpretation or construction of the provisions of this Lease.
26.7     Lease Binding on Successors and Assigns, etc. Except as herein otherwise expressly provided, all covenants, agreements, provisions and conditions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their heirs, devisees, executors, administrators, successors in interest and permitted assigns as well as permitted grantees of Landlord, and shall run with the land. Without limiting the generality of the foregoing, all rights of Tenant under this Lease may be granted by Tenant to any permitted sublessee of Tenant, subject to the terms of this Lease.
26.8     Brokers. Landlord represents and warrants to Tenant that it has not incurred or caused to be incurred any liability for real estate brokerage commissions or finder’s fees in connection with the execution or consummation of this Lease for which Tenant may be liable. Tenant represents and warrants to Landlord that it has not incurred or caused to be incurred any

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PORTIONS HEREOF DENOTED WITH “***”

liability for real estate brokerage commissions or finder’s fees in connection with the execution or consummation of this Lease for which Landlord may be liable. Each of the parties agrees to indemnify and hold the other harmless from and against any and all claims, liabilities or expense (including reasonable attorneys’ fees) in connection with any breach of the foregoing representations and warranties.
26.9     Landlord’s Status as a REIT. The following clause shall be applicable if the Landlord or one of its Affiliates is a real estate investment trust: Tenant acknowledges that Landlord or one of its Affiliates intends to elect to be taxed as a real estate investment trust (“REIT”) under the Code. Tenant shall exercise commercially reasonable efforts to cooperate in good faith with Landlord to ensure that Landlord or its Affiliate’s status as a REIT is not adversely affected in any material respect. Tenant agrees to enter into reasonable modifications of this Lease which do not adversely affect Tenant’s rights and liabilities if such modifications are required to retain or clarify Landlord’s or its Affiliate’s status as a REIT.
26.10    Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of law provisions, except that it is the intent and purpose of the parties hereto that the provisions of Section 5-1401 of the General Obligations Law of the State of New York shall apply to this Lease.
26.11    Joint Preparation. This Lease (and all exhibits thereto) is deemed to have been jointly prepared by the parties hereto, and any uncertainty or ambiguity existing herein, if any, shall not be interpreted against any party, but shall be interpreted according to the application of the rules of interpretation for arm’s-length agreements.
26.12    Interpretation. It is hereby mutually acknowledged and agreed that the provisions of this Lease have been fully negotiated between parties of comparable bargaining power with the assistance of counsel and shall be applied according to the normal meaning and tenor thereof without regard to the general rule that contractual provisions are to be construed narrowly against the party that drafted the same or any similar rule of construction.
26.13    Severability. If any provisions of this Lease are determined to be invalid by a court of competent jurisdiction, the balance of this Lease shall remain in full force and effect, and such invalid provision shall be construed or reformed by such court in order to give the maximum permissible effect to the intention of the parties as expressed therein.
26.14    Landlord and Tenant. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent or of partnership or of joint venture or of any association whatsoever between Landlord and Tenant, it being expressly understood and agreed that neither the computation of rent nor any other provision contained in this Lease nor any act or acts of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.
26.15    Authority. The Persons executing this Lease on behalf of Tenant and Landlord covenant and warrant to the other party that (a) they are duly authorized to execute this

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Lease on behalf of the party for whom they are acting, and (b) the execution of this Lease has been duly authorized by the party for whom they are acting.
26.16    Consent. Tenant’s sole right and remedy in any action concerning Landlord’s reasonableness in withholding or denying its consent or approval under this Lease (where reasonableness is required hereunder) will be an action for declaratory judgment or specific performance, and in no event shall Tenant be entitled to claim or recover any damages in any such action, unless Landlord has acted in bad faith in withholding such consent or approval.
26.17    Attorneys’ Fees. In case suit is brought because of the breach of any agreement or obligation contained in this Lease on the part of Tenant or Landlord to be kept or performed, and a breach is established, the prevailing party shall be entitled to recover all out-of-pocket expenses incurred in connection with such suit, including reasonable attorneys’ fees.
26.18    Further Assurances. Each of the parties hereto shall execute and provide all additional documents and other assurances that are reasonably necessary to carry out and give effect to the intent of the parties reflected in this Lease.
26.19    Counterparts. This Lease may be executed at different times and in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Lease by facsimile, .PDF or other means of electronic transmission shall be as effective as delivery of a manually executed counterpart of this Lease. In proving this Lease, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.
26.20    Rules of Construction. The following rules of construction shall be applicable for all purposes of this Lease, unless the context otherwise requires:
(a)    The terms “hereby,” “hereof,” “hereto,” “herein,” “hereunder” and any similar terms shall refer to this Lease, and the term “hereafter” shall mean after, and the term “heretofore” shall mean before, the date of this Lease.
(b)    Words of the masculine, feminine or neuter gender shall mean and include the correlative words of the other genders and words importing the singular number shall mean and include the plural number and vice versa.
(c)    The terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without being limited to.”
(d)    To the extent of any cross references to the MDA, such references shall remain effective notwithstanding the termination or expiration of the MDA, in whole or in part, or of such term in the MDA.
26.21    Net Lease. This is an absolutely net lease and it is the intention of Landlord and Tenant that the Rent payable under this Lease and other costs related to Tenant’s use and operation

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of the Leased Premises, other than Special District Capital Assessments in excess of the Capital Assessments Cap Amount (which are the responsibility of Landlord hereunder), shall be absolutely net to Landlord, and that Tenant shall pay during the Term, without any offset or deduction whatsoever, all such costs. Except as otherwise specifically provided in Articles 15 and 16 hereof, this Lease shall not terminate nor shall Tenant have any right to terminate this Lease; nor shall Tenant be entitled to any abatement, deduction, deferment, suspension or reduction of, or setoff, defense or counterclaim against, any Rent, charges, or other sums payable by Tenant under this Lease; nor shall the respective obligations of Landlord and Tenant be otherwise affected by reason of damage to or destruction of the Leased Premises from whatever cause, any taking by condemnation, eminent domain or by agreement between Landlord and those authorized to exercise such rights, the lawful or unlawful prohibition of Tenant’s use of the Leased Premises, the interference with such use by any Person other than Landlord, or, except as expressly provided otherwise in this Lease, by reason of any default or breach of any warranty or covenant by Landlord under this Lease, or for any other cause whether similar or dissimilar to the foregoing, any Laws to the contrary notwithstanding; it being the intention that the obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and that the Rent and all other charges and sums payable by Tenant hereunder shall continue to be payable in all events except to the extent otherwise provided pursuant to the express provisions of this Lease; and Tenant covenants and agrees that it will remain obligated under this Lease in accordance with its terms, and that it will not take any action to terminate, cancel, rescind or void this Lease in connection with the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Landlord or any assignee of, or successor to, Landlord, and notwithstanding any action with respect to this Lease that may be taken by a trustee or receiver of Landlord or any assignee of, or successor to, Landlord or by any court in any such proceeding. Nothing contained herein shall limit Tenant’s rights to pursue its own independent action against Landlord.
26.22    Transfer Taxes. Landlord and Tenant shall join in completing, executing, delivering and verifying the returns, affidavits and other documents required in connection with the taxes imposed under Article 31 of the Tax Law of the State of New York and any other tax payable by reason of the execution and delivery of this Lease (collectively, “Transfer Taxes”). The Transfer Taxes shall be paid by Tenant, subject to Tenant’s right to a credit against the purchase price set forth in the Purchase Option Agreement. Tenant hereby agrees to indemnify, defend and hold Landlord free and harmless from and against any and all liability, claims, counterclaims, actions, damages, judgments, penalties, costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements including in connection with enforcing this indemnity) in connection with any liability arising under or in any way relating to the Transfer Taxes due and payable in connection with this Lease. The provisions of this Section 26.22 shall survive the expiration or earlier termination of this Lease.
26.23    No Merger. Without the written consent of Landlord, Tenant, all Fee Mortgagee and all Leasehold Mortgagees, Landlord’s fee interest in the Leased Premises shall not merge with the Leasehold Estate, notwithstanding any acquisition by any means of both Landlord’s interest in the Leased Premises and the Leasehold Estate by Landlord, Tenant, any Transferee, any Fee Mortgagee, Leasehold Mortgagee or a third party.

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26.24    Confidential Information. Landlord agrees not to disclose to any Person (including, without limitation, any Competitor) (a) the amount of revenues from Gaming Operations or the amount of Eligible Gaming Revenue made by Tenant in the Leased Premises, (b) any other financial information with respect to Tenant or the Project required to be delivered or made available to Landlord hereunder, or (c) any confidential information obtained by Landlord in connection with an inspection by Landlord of the Leased Premises in accordance with Section 23.2 (collectively, the “Confidential Information”), except (i) to the extent such information is otherwise publicly known or available, (ii) to the taxing authorities with authority to inquire therein, and then only to the extent required under applicable Law, (iii) if requested by the Securities and Exchange Commission, or other foreign or domestic, state or local Governmental Authority, (iv) to Landlord’s accountants, attorneys, advisors, consultants, employees and agents, (v) an existing or prospective lender, investor, or prospective purchaser of the Leased Premises, Landlord’s interest therein, or any portion thereof, or Landlord or any of its Affiliates who has agreed to keep such information confidential, provided, that this clause (v) shall not apply to a Competitor of Tenant, (vi) to the extent required by applicable Law, (vii) to the extent legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose such provisions, (viii) to the extent required by any federal, state, local or foreign laws, or by any rules or regulations of any domestic or foreign public stock exchange or stock quotation system, that may be applicable to Landlord or any of Landlord’s direct or indirect constituent owners or Affiliates, or (ix) in connection with any action to collect any Rent or otherwise enforce any of the provisions of this Lease. The provisions of this Section 26.24 shall survive the expiration or earlier termination of this Lease for a period of one (1) year.
26.25    No Consequential Damages. Notwithstanding anything to the contrary contained in this Lease, Landlord and Tenant each hereby agrees that, whenever either party to this Lease shall be entitled to seek or claim damages against the other party (whether by reason of a breach of this Lease by such party, in enforcement of any indemnity obligation, for misrepresentation or breach of warranty, or otherwise), neither Landlord nor Tenant shall seek, nor shall there be awarded or granted by any court, arbitrator, or other adjudicator, any consequential, speculative, or punitive damages, whether such breach shall be willful, knowing, intentional, deliberate, or otherwise. Except as set forth in Section 22.10, neither party shall be liable for any loss of profits suffered or claimed to have been suffered by the other (including, without limitation, by reason of any holdover by Tenant).
26.26    Inconsistencies. This Lease (and all exhibits thereto), and the Restrictive Agreements are intended to be consistent with each other, and shall be interpreted to avoid to the extent practicable any inconsistencies between the respective agreements. Except as otherwise provided herein, in the event of inconsistencies between this Lease, and the Restrictive Agreements, this Lease shall control.
ARTICLE 27.
WAIVER OF TRIAL BY JURY
TO THE FULLEST EXTENT PERMITTED BY LAW, TENANT AND LANDLORD HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM

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BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER IN ANY MATTERS ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT’S USE AND OCCUPANCY OF THE FACILITY OR THE CENTER, AND ANY CLAIM OF INJURY OR DAMAGE.
ARTICLE 28.
OPTION TO PURCHASE.
Tenant shall have a purchase option in respect of the Leased Premises and a right of first offer in connection with any sale or assignment by Landlord, all as set forth in the Purchase Option Agreement.
[signature page follows]

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be duly executed as of the day and year first above written.
LANDLORD:
EPT CONCORD II LLC, a Delaware limited liability company

By:	/s/ Gregory K. Silvers

Name:	Gregory K. Silvers

Title:	Manager/President

TENANT:
MONTREIGN OPERATING COMPANY, LLC, a New York limited liability company

By:	/s/ Joseph D’Amato

Name:	Joseph D’Amato

Title:	Authorized Signatory

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Schedule 1

Permitted Exceptions

1.	Terms, covenants and conditions of water rights granted as part of Deed recorded in Liber 172 cp 522.

2.	Terms, covenants and conditions of right of way granted as part of Deed recorded in Liber 190 cp 318.

3.	Restrictive covenant set forth in Deed of Lots 11.3 and 53 and other premises made by County of Sullivan to Concord Associates L.P., dated April 26, 2000, recorded April 27, 2000 in Liber 2185 cp 378.

4.	Terms, covenants and conditions of the following Utility Easements:

(a)	Right of Way dated September 24, 1928 by New York State Electric Corporation, recorded October 1, 1928 in Liber 262 cp 259.

(b)	Grant dated September 28, 1928 between Charles Unkenholz and Alice Unkenholz and New York State Elec. Corporation, recorded October 1, 1928 in Liber 262 cp 260.

(c)	Right of Way dated September 10, 1929 by New York State Electric and Gas Corporation, recorded January 7, 1931 in Liber 278 cp 52.

(d)	Right of Way dated August 12, 1933 between Dora Weinstein, as Executrix & New York State Electric & Gas Corporation, recorded November 24, 1933 in Liber 295 cp 546.

(e)	Right of way dated October 20, 1933 between Fannie Osborn and New York State Electric & Gas Corporation, recorded February 2, 1934 Liber 296 cp 549.

(f)	Right of way dated June 25, 1937 between J. Mazursky and R. Mazursky and New York State Electric & Gas Corporation, recorded August 7, 1936 in Liber 318 cp 188.

(g)	Right of Way dated July 18, 1945 between Alice J. Unkenholz and New York State Electric & Gas Corporation, recorded August 20, 1945 in Liber 381 cp 39.

(h)	Right of Way dated July 18, 1945 between Alice J. Unkenholz and New York State Electric & Gas Corporation, recorded August 20, 1945 in Liber 381 cp 40.

(i)	Right of Way/Easement contained in Deed dated April 18, 1946 between Edith Miller and The New York State Electric & Gas Corp., recorded June 13, 1946 in Liber 392 cp 332.

(j)	Utility Easement dated October 5, 1952 between Klamesha Concord Inc. and New York Telephone Company, recorded November 7, 1952 in Liber 474 cp 321.

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(k)	Utility Easement dated December 26, 1952 between Klamesha Concord Inc. and New York Telephone Company, recorded February 5, 1953 Liber 477 cp 514.

(l)	Easement dated November 5, 1952 between Klamesha Concord Inc. and New York State Electric & Gas Corporation, recorded March 16, 1953 Liber 479 cp 185.

(m)	Easement dated November 20, 1954 between Fannie Silver and New York State Electric & Gas Corporation, recorded Liber 511 cp 352.

(n)	Utility Easement dated April 29, 1957 between Klamesha Concord Inc. and New York Telephone Company, recorded May 17, 1957 Liber 546 cp 278.

(o)	Easement dated September 27, 1960 between Fannie Silver and New York State Electric & Gas Corporation, recorded October 31, 1960 Liber 608 cp 129.

(p)	Easement dated August 8, 1960 between Fannie Silver and New York State Electric & Gas Corporation, recorded October 31, 1960 in Liber 608 cp 130.

(q)	Easement dated August 9, 1960 between Sidney Weinberg and Gwendolyn Weinberg and New York State Electric & Gas Corporation, recorded October 31, 1960 in Liber 608 cp 135.

(r)	Easement dated August 2, 1962 between Donald L. Gipson and New York State Electric & Gas Corporation, recorded August 7, 1962 in Liber 641 cp 108.

(s)	Easement dated March 3, 1964 between Edith Miller and New York State Electric & Gas Corporation, recorded April 2, 1964 in Liber 671 cp 450.

(t)	Right of Way/Easement dated April 4, 1968 between Meyer Mittleman and Paula Mittleman and New York Telephone Company, recorded July 18, 1968 in Liber 724 cp 50.

(u)	Right of Way/Easement dated September 4, 1968 between Edith Miller and New York Telephone Company, recorded September 16, 1968 in Liber 725 cp 1054.

(v)	Easement dated June 28, 1989 between Fre-Par Laboratories Inc. and New York State Electric & Gas Corporation, recorded July 24, 1989 in Liber 1379 cp 443.

(w)	Easement dated June 28, 1989 between Fre-Par Laboratories Inc. and New York State Electric & Gas Corporation, recorded July 24, 1989 in Liber 1379 cp 445.

5.	Terms, covenants and conditions of the following Declarations of Restrictive Covenants:

(a)	Declaration of Restrictive Covenant made by Concord Associates L.P., dated June 17, 2010, recorded July 15, 2010 in Instr. No. 2010-56690.

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(b)	Declaration of Restrictive Covenant made by EPT Concord II LLC, dated June 17, 2010, recorded July 15, 2010 in Instr. No. 2010-56691.

6.	Notes and state of facts shown on the following Map:

(a)	“Final Subdivision Plat, Adelaar Phase 1, Town of Thompson, New York”, dated August 7, 2014 and filed December 22, 2014 as Map No. 14-245 (Instr. No. 2014-71).

7.
Terms, covenants and conditions of Easement (Guying) (Agreement) made by and between EPR Concord II, L.P., as Grantor, and New York State Electric & Gas Corporation, as Grantee, dated May 12, 2015, recorded June 23, 2015 in Instr. No. 2015-4035.

8.	Master Declaration of Covenants, Conditions, Easements and Restrictions for Adelaar, dated December [ ], 2015, recorded [ ] in Instr. No. [ ].

9.	Conservation Easement granted to Delaware Highlands Conservancy by EPR Concord II, LLC, dated [ ], recorded [ ] in Instr. No. [ ].

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Schedule 2

Violations

•
New York State Department of Environmental Conservation, Notice of Violation- SPDES General Permit For Stormwater Discharges From Construction Activity, dated October 21, 2015, Permit #NYR10W713 (Monticello Raceway Management/EPT Concord Resort).

•
New York State Department of Environmental Conservation, Notice of Violation- SPDES General Permit For Stormwater Discharges From Construction Activity, dated October 21, 2015, Notice of Intent #NYR10W763 (EPT Concord Resort).

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Schedule 3

Environmental Disclosures

Reference is made to the environmental disclosures contained within the following reports:

•	Montreign Development Site – Entertainment Village Property, Subsurface Investigation Report, Prepared by AKRF for Montreign Operating Company, LLC, and dated December 2015.

•	Montreign Development Site - Monster Golf Course and Golf Clubhouse, Subsurface Investigation Report, Prepared by AKRF for Montreign Operating Company, LLC, and dated December 2015.

•	Phase I Environmental Assessment - Entertainment Village, Prepared by AKRF for Montreign Operating Company, Inc., and dated December 18, 2015.

•	Phase I Environmental Assessment - Monster Golf Course and Golf Clubhouse, Prepared by AKRF for Montreign Operating Company, Inc., and dated December 18, 2015.

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Schedule 4

***

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Schedule 5

***

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Exhibit A

Legal Description

PARCEL 1

ALL that certain parcel of land located in the Town of Thompson, Sullivan County, New York, and designated as “Parcel 1” on a map entitled, “Map of Parcel 1 Prepared for EPT Concord II LLC, Property Situate in the Town of Thompson, County of Sullivan, State of New York, dated March 26, 2012 and revised October 18, 2012”, which is more particularly bounded and described as follows:

BEGINNING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the east and Parcel 2 on the west as shown on aforementioned Map; and

RUNNING EASTERLY along the said southerly proposed road line, the following fourteen (14) courses and distances:

1.	Along a curve to the left from where the radial bears South 31 degrees 13 minutes 59 seconds East having a radius of 6,021.00 feet and an arc length of 317.77 feet to a point of tangency;

2.	North 55 degrees 44 minutes 35 seconds East a distance of 310.69 feet to a point of curvature;

3.	Along a curve to the right having a radius of 979.00 feet and an arc length of 256.76 feet to a point of tangency;

4.	North 70 degrees 46 minutes 12 seconds East a distance of 84.29 feet to a point of curvature;

5.	Along a curve to the right having a radius of 479.00 feet and an arc length of 158.19 feet to a point of tangency;

6.	North 89 degrees 41 minutes 32 seconds East a distance of 91.98 feet to a point of curvature;

7.	Along a curve to the right having a radius of 5,979.00 feet and an arc length of 238.37 feet to a point of tangency;

8.	South 88 degrees 01 minutes 25 seconds East a distance of 281.39 feet to a point of curvature;

9.	Along a curve to the left having a radius of 6,021.00 feet and an arc length of 322.67 feet to a point of tangency;

10.	THENCE North 88 degrees 54 minutes 21 seconds East a distance of 49.46 feet to a point of curvature;

11.	Along a curve to the right having a radius of 2,979.00 feet and an arc length of 263.17 feet to a point of tangency;

12.	South 86 degrees 01 minutes 57 seconds East a distance of 147.37 feet to a point of curvature;

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13.	Along a curve to the right having a radius of 5,979.00 feet and an arc length of 263.78 feet to a point of tangency; and

14.	South 83 degrees 30 minutes 17 seconds East a distance of 69.58 feet;

THENCE South 17 degrees 14 minutes 23 seconds West a distance of 104.27 feet;

THENCE South 37 degrees 57 minutes 26 seconds West a distance of 586.42 feet;

THENCE South 52 degrees 48 minutes 52 seconds East a distance of 243.94 feet;

THENCE North 83 degrees 03 minutes 38 seconds East a distance of 93.35 feet;

THENCE South 27 degrees 00 minutes 34 seconds East a distance of 228.53 feet;

THENCE South 30 degrees 37 minutes 41 seconds East a distance of 313.25 feet;

THENCE South 14 degrees 40 minutes 25 seconds West a distance of 165.03 feet;

THENCE South 30 degrees 19 minutes 35 seconds East a distance of 358.61 feet to a point in the westerly proposed road line of Joyland Road; and

RUNNING SOUTHERLY along said westerly proposed road line, South 16 degrees 03 minutes 08 seconds West a distance of 124.76 feet to a point of curvature;

THENCE along a curve to the right having a radius of 301.00 feet and an arc length of 365.06 feet to a point of tangency;

THENCE South 85 degrees 32 minutes 29 seconds West a distance of 645.96 feet;

THENCE North 07 degrees 22 minutes 08 seconds West a distance of 58.04 feet;

THENCE North 82 degrees 22 minutes 33 seconds West a distance of 419.65 feet;

THENCE South 67 degrees 33 minutes 48 seconds West a distance of 95.71 feet;

THENCE North 16 degrees 23 minutes 16 seconds West a distance of 151.20 feet;

THENCE North 00 degrees 18 minutes 28 seconds East a distance of 368.89 feet;

THENCE North 36 degrees 36 minutes 50 seconds West a distance of 128.05 feet;

THENCE South 56 degrees 56 minutes 11 seconds West a distance of 458.28 feet;

THENCE South 15 degrees 39 minutes 20 seconds West a distance of 566.94 feet;

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THENCE North 70 degrees 16 minutes 15 seconds West a distance of 800.00 feet to a point in the common boundary between the herein described parcel on the east and Parcel 2 on the west as shown aforementioned Map; and

CONTINUING ALONG said common boundary, the following ten (10) courses and distances:

15.	North 19 degrees 43 minutes 45 seconds East a distance of 240.00 feet;

16.	North 70 degrees 16 minutes 15 seconds West a distance of 750.00 feet;

17.	North 25 degrees 27 minutes 30 seconds East a distance of 150.00 feet;

18.	South 79 degrees 25 minutes 23 seconds East a distance of 100.00 feet;

19.	North 37 degrees 31 minutes 44 seconds East a distance of 200.00 feet;

20.	North 67 degrees 50 minutes 03 seconds East a distance of 150.00 feet;

21.	North 36 degrees 32 minutes 13 seconds East a distance of 125.00 feet;

22.	North 19 degrees 27 minutes 11 seconds East a distance of 160.00 feet;

23.	North 02 degrees 29 minutes 55 seconds East a distance of 207.25 feet; and

24.	North 31 degrees 13 minutes 59 seconds West a distance of 159.80 feet along the (extended) radial to the curve of the first named course, to the point and place of BEGINNING.

EXCEPTING AND RESERVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map, along the southerly side of Thompsonville Road for the purposes of a 20 foot wide Landscape Buffer easement, which is more particularly bounded and described as follows:

BEGINNING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the east and Parcel 2 on the west as shown on aforementioned map and running easterly along the said southerly proposed road line the following fourteen (14) courses and distances:

25.	Along a curve to the left, from where the radial bears South 31 degrees 13 minutes 59 seconds East, having a radius of 6021.00 feet, and an arc length of 317.77 feet to a point of tangency;

26.	North 55 degrees 44 minutes 35 seconds East, a distance of 310.69 feet to a point of curvature;

27.	Along a curve to the right, having a radius of 979.00 feet, and an arc length of 256.76 feet to a point of tangency;

28.	North 70 degrees 46 minutes 12 seconds East, a distance of 84.29 feet to a point of curvature;

29.	Along a curve to the right, having a radius of 479.00 feet, and an arc length of 158.19 feet to a point of tangency;

30.	North 89 degrees 41 minutes 32 seconds East, a distance of 91.98 feet to a point of curvature;

31.	Along a curve to the right, having a radius of 5979.00 feet, and an arc length of 238.37 feet to a point of tangency;

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32.	South 88 degrees 01 minutes 25 seconds East, a distance of 281.39 feet to a point of curvature;

33.	Along a curve to the left, having a radius of 6021.00 feet, and an arc length of 322.67 feet to a point of tangency;

34.	North 88 degrees 54 minutes 21 seconds East, a distance of 49.46 feet to a point of curvature;

35.	Along a curve to the right, having a radius of 2979.00 feet, and an arc length of 263.17 feet to a point of tangency;

36.	South 86 degrees 01 minutes 57 seconds East, a distance of 147.37 feet to a point of curvature;

37.	Along a curve to the right, having a radius of 5979.00 feet, and an arc length of 263.78 feet to a point of tangency;

38.	South 83 degrees 30 minutes 17 seconds East, a distance of 69.58 feet;

THENCE South 17 degrees 14 minutes 23 seconds West, a distance of 20.36 feet;

THENCE parallel to and 20.00 feet off of the southerly proposed road line of Thompsonville Road the following fourteen (14) courses and distances:

39.	North 83 degrees 30 minutes 17 seconds West, a distance of 65.79 feet to a point of curvature;

40.	Along a curve to the left, having a radius of 5959.00 feet, and an arc length of 262.90 feet to a point of tangency;

41.	North 86 degrees 01 minutes 57 seconds West, a distance of 147.37 feet to a point of curvature;

42.	Along a curve to the left, having a radius of 2959.00 feet, and an arc length of 261.41 feet to a point of tangency;

43.	South 88 degrees 54 minutes 21 seconds West, a distance of 49.46 feet to a point of curvature;

44.	Along a curve to the right, having a radius of 6041.00 feet, and an arc length of 323.74 feet to a point of tangency;

45.	North 88 degrees 01 minutes 25 seconds West, a distance of 281.39 feet to a point of curvature;

46.	Along a curve to the left, having a radius of 5959.00 feet, and an arc length of 237.57 feet to a point of tangency;

47.	South 89 degrees 41 minutes 32 seconds West, a distance of 91.98 feet to a point of curvature;

48.	Along a curve to the left, having a radius of 459.00 feet, and an arc length of 15 1.59 feet to a point of tangency;

49.	South 70 degrees 46 minutes 12 seconds West, a distance of 84.29 feet to a point of curvature;

50.	Along a curve to the left, having a radius of 959.00 feet, and an arc length of 251.52 feet to a point of tangency;

51.	South 55 degrees 44 minutes 35 seconds West, a distance of 310.69 feet to a point of curvature; and

CONFIDENTIAL TREATMENT REQUEST BY
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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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52.
Along a curve to the right, having a radius of 6041.00 feet, and an arc length of 318.82 feet to a point in the common boundary between the herein described parcel on the east and Parcel 2 on the west as shown on the aforementioned map;

THENCE continuing northerly along said common boundary along the (extended) radial of the last described curve, North 31 degrees 13 minutes 59 seconds West, a distance of 20.00 feet to the POINT AND PLACE OF BEGINNING.

EXCEPTING AND RESEVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map, for the purposes of a Horizontal Improvement easement, which is more particularly bounded and described as follows:

COMMENCING at the northeastern most corner of the herein described Parcel 1 and continuing along the easterly line thereof the following three (3) courses and distances:

53.	South 17 degrees 14 minutes 23 seconds West, a distance of 104.27 feet;

54.	South 37 degrees 57 minutes 26 seconds West, a distance of 586.42 feet; and

55.	South 52 degrees 48 minutes 52 seconds East, a distance of 189.83 feet to the POINT AND PLACE OF BEGINNING.

THENCE continuing along the said easterly line of the herein described Parcel 1 the following three (3) courses and distances:

56.	South 52 degrees 48 minutes 52 seconds East, a distance of 54.11 feet;

57.	North 83 degrees 03 minutes 38 seconds East, a distance of 93.35 feet; and

58.	South 27 degrees 00 minutes 34 seconds East, a distance of 162.81 feet;

THENCE South 59 degrees 22 minutes 19 seconds West, a distance of 44.15 feet;

THENCE North 64 degrees 39 minutes 29 seconds West, a distance of 53.83 feet;

THENCE North 14 degrees 40 minutes 41 seconds West, a distance of 75.79 feet;

THENCE South 83 degrees 03 minutes 01 seconds West, a distance of 91.90 feet;

THENCE North 06 degrees 56 minutes 59 seconds West, a distance of 104.50 feet to the POINT AND PLACE OF BEGINNING.

EXCEPTING AND RESERVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map, for the purposes of a Parking and Drive Aisle easement, which is more particularly bounded and described as follows:

COMMENCING at the northeastern most corner of the herein described Parcel 1 and continuing along the easterly line thereof the following five (5) courses and distances:

CONFIDENTIAL TREATMENT REQUEST BY
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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

59.	South 17 degrees 14 minutes 23 seconds West, a distance of 104.27 feet;

60.	South 37 degrees 57 minutes 26 seconds West, a distance of 586.42 feet;

61.	South 52 degrees 48 minutes 52 seconds East, a distance of 243.94 feet;

62.	North 83 degrees 03 minutes 38 seconds East, a distance of 93.35 feet; and

63.	South 27 degrees 00 minutes 34 seconds East, a distance of 162.81 feet to the POINT AND PLACE OF BEGINNING.

THENCE continuing along the said easterly line of the herein described Parcel 1 the following four (4) courses and distances:

64.	South 27 degrees 00 minutes 34 seconds East, a distance of 65.72 feet;

65.	South 30 degrees 37 minutes 41 seconds East, a distance of 313.25 feet;

66.	South 14 degrees 40 minutes 25 seconds West, a distance of 165.03 feet; and

67.	South 30 degrees 19 minutes 35 seconds East, a distance of 358.61 feet to a point in the westerly proposed road lien of Joyland Road;

THENCE running southerly along said westerly proposed road line, South 16 degrees 03 minutes 08 seconds West, a distance of 55.49 feet;

THENCE North 30 degrees 18 minutes 58 seconds West, a distance of 413.27 feet;

THENCE North 14 degrees 41 minutes 02 seconds East, a distance of 165.02 feet;

THENCE North 30 degrees 37 minutes 41 seconds West, a distance of 362.29 feet; and

THENCE North 59 degrees 22 minutes 19 seconds East, a distance of 44.15 feet to the POINT AND PLACE OF BEGINNING.

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

PARCEL 2

ALL that certain parcel of land located in the Town of Thompson, Sullivan County, New York, and designated as “Parcel 2” on a map entitled, “Map of Parcel 2 Prepared for EPT Concord II LLC, Property Situate in the Town of Thompson, County of Sullivan, State of New York, dated March 26, 2012 and revised October 18, 2012,” which is more particularly bounded and described as follows:

BEGINNING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the west and Parcel 1 on the east as shown on aforementioned Map; and

RUNNING EASTERLY along the common boundary between the said parcels, the following ten (10) courses and distances:

1.	South 31 degrees 13 minutes 59 seconds East a distance of 159.80 feet;

2.	South 02 degrees 29 minutes 55 seconds West a distance of 207.25 feet;

3.	South 19 degrees 27 minutes 11 seconds West a distance of 160.00 feet;

4.	South 36 degrees 32 minutes 13 seconds West a distance of 125.00 feet;

5.	South 67 degrees 50 minutes 03 seconds West a distance of 150.00 feet;

6.	South 37 degrees 31 minutes 44 seconds West a distance of 200.00 feet;

7.	North 79 degrees 25 minutes 23 seconds West a distance of 100.00 feet;

8.	South 25 degrees 27 minutes 30 seconds West a distance of 150.00 feet;

9.	South 70 degrees 16 minutes 15 seconds East a distance of 750.00 feet; and

10.	South 19 degrees 43 minutes 45 seconds West a distance of 240.00 feet;

THENCE North 70 degrees 16 minutes 15 seconds West a distance of 694.90 feet;

THENCE South 15 degrees 13 minutes 50 seconds West a distance of 1,100.22 feet;

THENCE North 70 degrees 31 minutes 44 seconds West a distance of 1,209.71 feet to the northerly line of NYS Route 17; and

ALONG same, the following four (4) courses and distances:

11.	North 41 degrees 35 minutes 52 seconds West a distance of 414.77 feet;

12.	North 45 degrees 42 minutes 43 seconds West a distance of 372.35 feet;

13.	South 86 degrees 50 minutes 05 seconds West a distance of 124.64 feet; and

14.	North 50 degrees 59 minutes 54 seconds West a distance of 479.89 feet;

THENCE North 33 degrees 01 minutes 47 seconds East a distance of 114.87 feet;

THENCE North 36 degrees 16 minutes 31 seconds East a distance of 171.17 feet;

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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THENCE North 38 degrees 56 minutes 55 seconds East a distance of 77.89 feet;

THENCE South 67 degrees 02 minutes 55 seconds East a distance of 228.06 feet;

THENCE South 14 degrees 17 minutes 23 seconds West a distance of 119.41 feet;

THENCE North 81 degrees 01 minutes 23 seconds East a distance of 79.55 feet;

THENCE North 06 degrees 19 minutes 11 seconds East a distance of 80.05 feet;

THENCE South 67 degrees 58 minutes 37 seconds East a distance of 103.34 feet;

THENCE North 17 degrees 58 minutes 32 seconds East a distance of 107.66 feet; and

THENCE North 20 degrees 44 minutes 07 seconds East a distance of 166.03 feet to a point in the aforementioned southerly proposed road line of Thompsonville Road; and

CONTINUING ALONG same, the following seventeen (17) courses and distances:

15.	South 69 degrees 58 minutes 51 seconds East a distance of 44.85 feet;

16.	South 68 degrees 44 minutes 39 seconds East a distance of 109.08 feet;

17.	South 65 degrees 26 minutes 13 seconds East a distance of 61.94 feet;

18.	South 62 degrees 26 minutes 24 seconds East a distance of 51.11 feet to a point of curvature;

19.	Along a curve to the right having a radius of 329.00 feet and an arc length of 143.04 feet to a point of tangency;

20.	South 37 degrees 31 minutes 48 seconds East a distance of 80.45 feet to a point of curvature;

21.	Along a curve to the left having a radius of 196.00 feet and an arc length of 241.89 feet to a point of tangency;

22.	North 71 degrees 45 minutes 35 seconds East a distance of 102.22 feet;

23.	North 71 degrees 31 minutes 11 seconds East a distance of 104.54 feet;

24.	North 73 degrees 46 minutes 48 seconds East a distance of 94.90 feet;

25.	North 76 degrees 00 minutes 44 seconds East a distance of 106.85 feet;

26.	North 73 degrees 30 minutes 40 seconds East a distance of 34.99 feet to a point of curvature;

27.	Along a curve to the left having a radius of 1,121.00 feet and an arc length of 379.94 feet to a point of tangency;

28.	North 54 degrees 05 minutes 32 seconds East a distance of 169.65 feet to a point of curvature;

29.	Along a curve to the right having a radius of 5,107.73 feet and an arc length of 305.84 feet to a point of tangency;

30.	North 57 degrees 31 minutes 23 seconds East a distance of 42.64 feet; and

31.	North 58 degrees 46 minutes 01 seconds East a distance of 580.91 feet to the point and place of BEGINNING.

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

EXCEPTING AND RESEVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map, along the southerly side of Thompsonville Road for the purposes of a 20 foot wide Landscape Buffer easement, which is more particularly bounded and described as follows:

BEGINNING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the west and Parcel 1 on the east as shown on the aforementioned map and running easterly along the common boundary South 31 degrees 13 minutes 59 seconds East, a distance of 20.00 feet;

THENCE parallel to and 20.00 feet off of the southerly proposed road line of Thompsonville Road the following seventeen (17) courses and distances:

32.	South 58 degrees 46 minutes 01 seconds West, a distance of 580.69 feet;

33.	South 57 degrees 31 minutes 23 seconds West, a distance of 42.42 feet to a point of curvature;

34.	Along a curve to the left, having a radius of 5087.73 feet, and an arc length of 304.64 feet to a point of tangency;

35.	South 54 degrees 05 minutes 32 seconds West, a distance of 169.65 feet to a point of curvature;

36.	Along a curve to the right, having a radius of 1141.00 feet, and an arc length of 386.71 feet to a point of tangency;

37.	South 73 degrees 30 minutes 40 seconds West, a distance of 35.43 feet;

38.	South 76 degrees 00 minutes 44 seconds West, a distance of 106.90 feet;

39.	South 73 degrees 46 minutes 48 seconds West, a distance of 94.12 feet;

40.	South 71 degrees 31 minutes 11 seconds West, a distance of 104.19 feet;

41.	South 71 degrees 45 minutes 35 seconds West, a distance of 102.26 feet to a point of curvature;

42.	Along a curve to the right, having a radius of 216.00 feet, and an arc length of 266.57 feet to a point of tangency;

43.	North 37 degrees 31 minutes 48 seconds West, a distance of 80.45 feet to a point of curvature;

44.	Along a curve to the left, having a radius of 309.00 feet, and an arc length of 13 4.34 feet to a point of tangency;

45.	North 62 degrees 26 minutes 24 seconds West, a distance of 50.58 feet;

46.	North 65 degrees 26 minutes 13 seconds West, a distance of 60.84 feet;

47.	North 68 degrees 44 minutes 39 seconds West, a distance of 108.28 feet; and

48.	North 69 degrees 58 minutes 51 seconds West, a distance of 44.89 feet;

THENCE North 20 degrees 44 minutes 07 seconds East, a distance of 20.00 feet to a point in the aforementioned southerly proposed road line of Thompsonville Road the following seventeen (17) courses and distances:

49.	South 69 degrees 58 minutes 51 seconds East, a distance of 44.85 feet;

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

50.	South 68 degrees 44 minutes 39 seconds East, a distance of 109.08 feet;

51.	South 65 degrees 26 minutes 13 seconds East, a distance of 61.94 feet;

52.	South 62 degrees 26 minutes 24 seconds East, a distance of 51.11 feet to a point of curvature;

53.	Along a curve to the right, having a radius of 329.00 feet, and an arc length of 143.04 feet to a point of tangency;

54.	South 37 degrees 31 minutes 48 seconds East, a distance of 80.45 feet to a point of curvature;

55.	Along a curve to the left, having a radius of 196.00 feet, and an arc length of 241.89 feet to a point of tangency;

56.	North 71 degrees 45 minutes 35 seconds East, a distance of 102.22 feet;

57.	North 71 degrees 31 minutes 11 seconds East, a distance of 104.54 feet;

58.	North 73 degrees 46 minutes 48 seconds East, a distance of 94.90 feet;

59.	North 76 degrees 00 minutes 44 seconds East, a distance of 106.85 feet;

60.	North 73 degrees 30 minutes 40 seconds East, a distance of 34.99 feet to a point of curvature;

61.	Along a curve to the left, having a radius of 1121.00 feet, and an arc length of 379.94 feet to a point of tangency;

62.	North 54 degrees 05 minutes 32 seconds East, a distance of 169.65 feet to a point of curvature;

63.	Along a curve to the right, having a radius of 5107.73 feet, and an arc length of 305.84 feet to a point of tangency;

64.	North 57 degrees 31 minutes 23 seconds East, a distance of 42.64 feet; and

65.	North 58 degrees 46 minutes 01 seconds East, a distance of 580.91 feet to the POINT AND PLACE OF BEGINNING.

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

Exhibit B

Restoration Plan

[See attached.]

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

USACE WETLAND 33B
USACE WETLAND 33A
THOMPSONVILLE ROAD
AREA TO BE PLANTED WITH EVERGREEN AND DECIDUOUS TREE SAPLINGS AND PLUGS OF WOODY SHRUB SPECIES TO ENCOURAGE RESTORATION OF AN EARLY SUCCESSIONAL FOREST EDGE CONDITION
EXISTING FOREST TO REMAIN
EXISTING NATIVE VEGETATION TO REMAIN. MASSINGS OF INVASIVE SPECIES TO BE REMOVED IN ACCORDANCE WITH NEW YORK STATE DEPARTMENT OF CONSERVATION STANDARDS.
EXISTING FOREST TO REMAIN
USACE STREAM
USACE WETLAND AREA 32
8' HT DEER FENCING BARRIER AROUND ENTIRE AREA OF LANDSCAPE RESTORATION (APPROX. 7800 LF)
PROVIDE 8' HIGH CHAIN LINK FENCE ENTRY WITH SWING GATES
WETLAND AREA (NON-JURISDICTIONAL WETLAND)
VISUAL SCREEN/ HABITAT CONNECTOR FOREST AREA TO BE PLANTED WITH YOUNG EVERGREEN AND DECIDUOUS TREE, TREE SAPLINGS AND PLUGS OF WOODY SHRUB SPECIES. DENSITY OF PLANTING AND SIZE OF INDIVIDUAL PLANTS TO BE INSTALLED IS INTENDED TO ESTABLISH A MORE MATURE STAGE OF FOREST CONDITION.
EXISTING FOREST TO REMAIN
100' NYSDEC WETLAND ADJACENT AREA
FUTURE RESORT ENTRY ROAD RIGHT OF WAY
LEGEND
EPT CONCORD II, LLC (ADELAAR) PROPERTY BOUNDARY
MRMI PARCEL BOUNDARY AND/OR PROPOSED RIGHT OF WAY LINE
DEER FENCE
0 50 100 200
SCALE: 1" = 100'

VISUAL SCREEN/HABITAT-CONNECTOR FOREST PLANT SCHEDULE

	COMMON NAME	SCIENTIFIC NAME	SIZE	QTY
EVERGREEN TREES	ILEX OPACA	AMERICAN HOLLY	5'TO 6'	16
(PLANT 25' O.C.)	JUNIPERUS VIRGINIANA	EASTERN RED CEDAR		16
	PICEA GLAUCA	WHITE SPRUCE		23
	PINUS RIGIDA	PITCH PINE	5'TO 6'	29
	PINUS STROBUS	WHITE PINE	5'TO 6'	28
	TSUGA CANADENSIS	HEMLOCK	5'TO 6'	6
		TOTAL EVERGREEN TREES		71
DECIDUOUS TREES	ACER RUBRUM	RED MAPLE	8' TO 10'	11
(PLANT 30' O.C.)	ACER SACCHRUM	SUGAR MAPLE	8' TO 10'	11
	AMELANCIER	SERVICEBERRY	5'TO 6'	4
	CERCIS CANADENSIS	REDBUD		4
	FAGUS AMERICANA	WHITE BEECH		8
	FAGUS GRANDIFOLIA	AMERICAN BEECH	8' TO 10'	4
	FAGUS PENNSYLVANICA	GREEN BEECH	8' TO 10'	8
	FRAXINUS PENNSYLVANICA	GREEN ASH	8' TO 10'	11
	QUERCUS BICOLOR	WHITE OAK	8' TO 10'	8
	QUERCUS RUBRA	RED OAK	8' TO 10'	8
		TOTAL DECIDUOUS TREES		47
PLUGS	ARCOSTAPHYLOS	BEARBERRY		58
(PLANT 6' O.C. IN SAME SPECIES GROUPINGS OF +/- 30)	CLETHERA	SWEET SHRUB		214
	COMPTONIA	SWEET FERN		58
	CORNUS SERINCA	RED-TWIG DOGWOOD		214
	EMPERTRUM NIGRUM	CROWBERRY		58
	FOTHERGILLA GARDINII	FOTHERGILLA		134
	HAMAMELIS VIRGINIANA	WITCH HAZEL		134
	HYPERICUM FRONDOSUM	ST. JOHN'S WORT		214
	ILEX GLABRAY	INKBERRY		214
	ITEA VIRGINICA	VIRGINIA SWEETSPIRE		134
	KALMIA LATIFOLIA	MOUNTAIN LAUREL		58
	LEUCOTHOE	FETTERBUSH		58
	LINDERA BENZOIN	SPICEBUSH		214
	MYRICA PENSYLVANICA	BAYBERRY		214
	RHUS AROMATICA	SUMAC		82
	SAMBUCCA CANADENSIS	ELDERBERRY		134
	SYMPHORICARPUS ALBUS	SNOBERRY		58
	VACCINIUM CORYMBOSUM	HIGHBUSH BLUEBERRY		82
	VIBURNUM DENTATUM	ARROWWOOD		134
	VIBURNUM PRUNIFOLIUM	BLACKHAW		214
		TOTAL PLUGS		1846
SAPLINGS/ TUBELINGS	AMELANCIER	SERVICEBERRY		24
(PLANT 20' O.C. IN SAME SPECIES GROUPINGS OF +/- 6)	BETULA POPULIFOLIA	GREY BIRCH		48
	CERCIS CANADENSIS	REDBUD		24
	FAGUS AMERICANA	WHITE BEECH		24
	FAGUS PENNSYLVANICA	GREEN BEECH		24
	PINUS RIGIDA	PITCH PINE		24
	PINUS STROBUS	WHITE PINE		24
	POPULUS GRANDIDENTATA	BIG TOOTH ASPEN		48
		TOTAL SAPLINGS/TUBELINGS		170

Equal Reduction

* SPACING GIVEN FOR TREE PLANTING IS APPROXIMATE. ALL TREES SHALL BE PLANTED IN A NATURALISTIC AND IRREGULAR MANNER WITH A SPACING RANGE OF +/- 5' FROM THE DISTANCE GIVEN.

EARLY SUCCESSIONAL FOREST PLANT SCHEDULE

	COMMON NAME	SCIENTIFIC NAME		QTY
PLUGS	ARCOSTAPHYLOS	BEARBERRY		90
(PLANT 6' O.C. IN SAME SPECIES GROUPINGS OF +/- 30)	CLETHERA	SWEET SHRUB		325
	COMPTONIA	SWEET FERN		90
	CORNUS SERINCA	RED-TWIG DOGWOOD		325
	EMPERTRUM NIGRUM	CROWBERRY		90
	FOTHERGILLA GARDINII	FOTHERGILLA		200
	HAMAMELIS VIRGINIANA	WITCH HAZEL		200
	HYPERICUM FRONDOSUM	ST. JOHN'S WORT		325
	ILEX GLABRAY	INKBERRY		325
	ITEA VIRGINICA	VIRGINIA SWEETSPIRE		200
	KALMIA LATIFOLIA	MOUNTAIN LAUREL		90
	LEUCOTHOE	FETTERBUSH		80
	LINDERA BENZOIN	SPICEBUSH		325
	MYRICA PENSYLVANICA	BAYBERRY		325
	RHUS AROMATICA	SUMAC		120
	SAMBUCCA CANADENSIS	ELDERBERRY		200
	SYMPHORICARPUS ALBUS	SNOBERRY		80
	VACCINIUM CORYMBOSUM	HIGH BUSH BLUEBERRY		120
	VIBURNUM DENTATUM	ARROWWOOD		200
	VIBURNUM PRUNIFOLIUM	BLACKHAW		325
			TOTAL PLUGS	2865
SAPLINGS/ TUBELINGS	AMELANCIER	SERVICEBERRY		24
(PLANT 20' O.C. IN SAME SPECIES GROUPINGS OF +/- 6)	BETULA POPULIFOLIA	GREY BIRCH		48
	CERCIS CANADENSIS	REDBUD		24
	FAGUS AMERICANA	WHITE BEECH		24
	FAGUS PENNSYLVANICA	GREEN BEECH		24
	PINUS RIGIDA	PITCH PINE		24
	PINUS STROBUS	WHITE PINE		24
	POPULUS GRANDIDENTATA	BIGTOOTH ASPEN		48
			TOTAL SAPLINGS/TUBELINGS	170

Equal Reduction

Deer-Resistant Mix (Ernmx-155)

41% Little Blue stem, 'Aldous' (Schizachyrium scoparium, 'Aldous')
15% Virginia Wilcrye, PA Ecotype (Elymus virginicus, PA Ecotype)
9% Indiangrass, 'Prairie View'-IN Ecotype (Sorghastrum nutans, 'Prairie View'-IN Ecotype)
4% Purple Coneflower (Echinacea purpurea)
4% Partridge Pea, PA Ecotype (Chamaecrista fasciculata (Cassia f.), PA Ecotype)
4% Aromatic Aster, PA Ecotype (Aster oblongifolius (Symphyotrichum oblongifolium), PA Ecotype)
3% Purpletop (Tridens flavus)
Marsh (Dense) Blazing Star (Spiked Gayfeather), PA Ecotype (Liatris spicata, PA Ecotype)
3% Ohio Spiderwort, PA Ecotype (Tradescantia ohiensis, PA Ecotype)
3% Blackeyed Susan, Coastal Plain NC Ecotype (Rudbeckia hirta, Coastal Plain NC Ecotype)
3% Lanceleaf Coreopsis, Coastal Plain NC Ecotype (Coreopsis lanceolata, Coastal Plain NC Ecotype)
2.25% Butterfly Milkweed (Asclepias tuberosa)
2% Oxeye Sunflower, PA Ecotype (Heliopsis helianthoides, PA Ecotype)
1% Blue False Indigo, Southern WV Ecotype (Baptisia australis, Southern WV Ecotype)
Wild Senna, VA & WV Ecotype (Senna hebecarpa (Cassia h.), VA & WV Ecotype)
0.5% Early Goldenrod, VA Ecotype (Solidago juncea, VA Ecotype)
0.5% Gray Goldenrod, VA Ecotype (Solidago nemoralis, VA Ecotype)
0.5% Wild Bergamot (Monarda fistulosa)
0.25% Hoary Mountainmint, MD Ecotype (Pycnanthemum incanum, MD Ecotype)

GENERAL NOTES

1. UNLESS OTHERWISE SPECIFIED, ALL WORK SHALL CONFORM TO ACCEPTED HORTICULTURAL PRACTICES AS ULTIMATELY DETERMINED BY THE PROJECT LANDSCAPE ARCHITECT OR PROJECT ARBORIST UNLESS OTHERWISE SPECIFIED. AT ALL TIMES, WORKMANLIKE METHODS CUSTOMARY IN GOOD HORTICULTURAL PRACTICES SHALL BE EXERCISED.
2. NATURALLY OCCURRING ROCK OUTCROPS AND ROCK FIELDS SHALL NOT BE DISTURBED OR SEEDED.
3. TILLING, AMENDING, REGRADING, OR OTHERWISE WORKING THE SOIL SHALL NOT OCCUR WHEN THE SOIL IS FROZEN OR SATURATED.
4. THE CONTRACTOR SHALL AVOID DAMAGE TO EXISTING TRUNKS AND ROOTS, USING A HAND RAKE OR SMALL ROTOTILLER TO PREPARE THE AREA.
5. THE CONTRACTOR SHALL FURNISH MANUFACTURER'S CERTIFIED TEST REPORTS TO THE PROJECT LANDSCAPE ARCHITECT OR PROJECT ARBORIST FOR THOSE MATERIALS PROPOSED FOR USE DURING CONSTRUCTION. THE CERTIFIED TEST REPORTS SHALL INCLUDE A STATEMENT THAT THE MATERIALS MEET THE SPECIFICATION REQUIREMENTS.
6. EXCESSIVE VEHICULAR ACCESS WITHIN WORK AREA SHALL BE RESTRICTED. UTILIZE THE SMALLEST PRACTICABLE PIECE OF LOW GROUND PRESSURE MECHANICAL EQUIPMENT IN THE ADJACENT AREAS.
7. PROTECT ALL EXISTING LIVING TREES FROM INJURY NOT DIRECTLY IN THE LINE OF WORK IF EQUIPMENT MAY PASS WITHIN THE TREE'S DRIP LINE DURING THE COURSE OF CONSTRUCTION.
8. THERE IS NO WATER SOURCE ON THE PROJECT SITE FOR IRRIGATION PURPOSES. WATER USED IN THIS WORK SHALL BE FURNISHED BY THE CONTRACTOR AND SHALL BE SUITABLE FOR IRRIGATION AND FREE FROM INGREDIENTS HARMFUL TO PLANT LIFE. ALL HOSE AND OTHER WATERING EQUIPMENT REQUIRED FOR THE WORK SHALL BE FURNISHED BY THE CONTRACTOR.
9. CHAIN LINK ENTRY GATE SHALL BE FASTENED TO GROUND. THE TERMINAL POSTS SHALL BE SECURED WITH CONCRETE. CHAIN LINK FENCE SHALL BE PLUMB TAUT, TRUE TO LINE AND GROUND CONTOUR.
10. CHAIN LINK FENCE TO SECURED TO THE DEER FENCE. A LOCK KEY AND CHAIN (IF REQUIRED) SHALL BE PROVIDED TO OWNER.

PLANTING KEY

*SEE PLANT SPECIES LIST BELOW

TREATMENT TYPE/ AND SYMBOL	TOTAL AREA	QUANTITIES PER ACRE	TYPICAL LAYOUT AND SPACING OF PLANTS PER ACRE OF RESTORATION AREA	NOTES
INTERIOR FOREST TREATMENT	± 25.4 ACRES	(NO NEW VEGETATION TO BE INSTALLED)		LARGE MASSINGS OF INVASIVE PLANT SPECIES ARE TO BE REMOVED. AREAS OF BARE SOIL ARE TO BE SEEDED WITH DEER RESISTANT SEED MIX AT 20 LBS/ACRE AND 30 LBS/ACRE COVER CROP GRAIN OATS, JAN 1 TO AUG 1 OR GRAIN RYE AUG 1 TO JAN 1
EARLY SUCCESSIONAL FOREST	± 6.7ACRES	(36) SAPLINGS, PLANT AT 20' O.C. (600) PLUGS, PLANT AT 6' O.C.		PRIOR TO PLANTING, LARGE MASSINGS OF INVASIVE PLANT SPECIES ARE TO BE REMOVED. AREA IS TO BE SEEDED WITH DEER RESISTANT SEED MIX AT 10 LBS/ACRE AND 30 LBS/ACRE COVER CROP GRAIN OATS, JAN 1 TO AUG 1 OR GRAIN RYE AUG 1 TO JAN 1
SCREEN AND HABITAT CONNECTOR FOREST PLANTINGS	± 7.7 ACRES	(15) EVERGREEN TREES, PLANT AT 25' O.C. (10) DECIDUOUS TREES, PLANT AT 30' O.C. (36) SAPLINGS, PLANT AT 20' O.C. (400) PLUGS, PLANT AT 6' O.C.		PRIOR TO PLANTING, LARGE MASSINGS OF INVASIVE PLANT SPECIES ARE TO BE REMOVED. AREA IS TO BE SEEDED WITH DEER RESISTANT SEED MIX AT 10 LBS/ACRE AND 30 LBS/ACRE COVER CROP GRAIN OATS, JAN 1 TO AUG 1 OR GRAIN RYE AUG 1 TO JAN 1 LAYOUT TREES AND TREE GROUPINGS IN A NATURALISTIC AND IRREGULAR MANNER. (GRID/ LINEAR LAYOUT SHOW IS DIAGRAMMATIC).

REVISIONS:
1 - 3/1/2013 - CORE AND SHELL GMP SET
2 - 3/21/2013 - C&S ADDENDUM I
3 - 3/28/2013 - C&S ADDENDUM II
4 - 5/22/2013 - C&S ADDENDUM III
5 - 5/29/2013 - ISSUED FOR PERMIT
6 - 6/26/2013 - FINAL SITE PLAN SUBMISSION
7 - 7/17/2013 - C&S ADDENDUM IV
8 - 10/31/2013 - C&S ADDENDUM V
9 - 4/15/2014 - CL II SITE PLAN MOD.
10 - 8/6/2014 - PHASE 0 FOR TREE CLEARING
11 - 10/15/2014 - REDUCED CLEARING AREA (REMOVED B-2)
12 - 01/12/2015 - Planting Reduction

CIVIL ENGINEERING
AKRF ENGINEERING, P.C.
34 South Broadway, Suite 401
White Plains, NY 10601
914-949-7336

SULLIVAN COUNTY CASINO PROJECT

MONTICELLO RACEWAY MANAGEMENT, INC.
INTERSECTION OF THOMPSONVILLE RD. AND JOYLAND RD.
THOMPSON, NY

JCJARCHITECTURE
JCJ Architecture
2 Grand Central Tower
140 East 45th Street
New York, NY 10017

P.I.C. AM
P.M. KF
D.T.L. BLD
ISSUE 08/6/2014
JOB H11043.01
DRAWN EB, MH, AC, JH, AA
SCALE 1" = 100'

PHASE 0: LANDSCAPE RESTORATION PLAN

L-200

©2012 JCJ Architecture

{00427280.DOCX.1}

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

TREE SHALL HAVE ONLY ONE CENTRAL LEADER; LEADER BRANCH MUST NOT BE DAMAGED OR REMOVED; TREE MAY BE PRUNED AND/OR STAKED ONLY AT THE DIRECTION OF THE PROJECT LANDSCAPE ARCHITECT OF PROJECT ARBORIST.
THE TRUNK FLARE MUST BE VISIBLE AT THE TOP OF THE ROOT BALL WHEN PLANTED. FLAIR MAY HAVE TO BE REVEALED BEFORE PLANTING.
3" HIGH EARTH DAM FOR WATER RETENTION (TYP.)
ENSURE TREE IS STRAIGHT PRIOR TO BACKFILLING WITH SOIL
TAMP BACKFILLED SOIL TO REMOVE AIR POCKETS
3" LAYER OF SHREDDED HARDWOOD MULCH, (KEEP MULCH FROM TOUCHING TRUNK OF TREE)
SCARIFY SURFACE SOIL OF PLANTING HOLE
BACKFILLED SOIL
2-3 TIMES DEPTH OF ROOTBALL
PLACE ROOTBALL ON UNDISTURBED SOIL
WIDTH OF THE PLANTING HOLE SHOULD BE 2-3 TIMES THE WIDTH OF THE ROOTBALL

NOTES:

1. APPLY HAVAHART DEEROFF® REPELLENT PER MANUFACTURER RECOMMENDATIONS PRIOR TO PLANTING, DO NOT OVERSATURATE PLANT MATERIAL
2. WATER TREES THOROUGHLY DIRECTLY PRIOR TO PLANTING AND UNTIL FINAL ACCEPTANCE OF PLANTINGS TO THE MAXIMUM EXTENT PRACTICABLE

1 CONTAINERIZED TREE PLANTING DETAIL
N.T.S.

10 - 15'
STREAMERS 4' OFF THE GROUND
WOODEN LINE POST (TYP)
"NO TRESPASSING FOREST RESTORATION AREA" SIGN TO BE PLACED EVERY 200'
REINFORCE CORNERS & END POSTS WITH SUPPORT WIRES
8' MIN
2' MIN
EXIST. GRADE

TYPICAL LINE POST DETAIL (N.T.S.)

NOTES:
1. SUPPORT POSTS: TUBULAR 1 ⅞" PIPE RAIL STEEL, PRESSURE TREATED WOOD, OR METAL POSTS.
2. POST SPACING: 15' MAX.
3. TENSION WIRE: TOP AND BOTTOM, SECURE TO POSTS.
4. GROUND STAKES: 12" TO 18" METAL STAKES EVERY 8 TO 10 FEET.
5. THE FINISHED FENCE SHALL BE PLUMB, TAUT, TRUE TO LINE AND GROUND CONTOUR.
6. PRIOR TO THE BEGINNING OF THE WORK, THE CONTRACTOR SHALL STAKE OUT FENCE CORNERS AND THE FENCE BOUNDARY PER THE LAYOUT ON THE RESTORATION PLANS. THE PROJECT LANDSCAPE ARCHITECT OR PROJECT ARBORIST SHALL APPROVE ANY MODIFICATIONS TO THE BOUNDARY PRIOR TO THE START OF WORK.
7. THE CONTRACTOR SHALL MODIFY THE FENCE BOUNDARY AS NEEDED TO AVOID EXISTING TREES. THE PROJECT LANDSCAPE ARCHITECT OR PROJECT ARBORIST SHALL APPROVE ANY MODIFICATIONS TO THE BOUNDARY PRIOR TO THE START OF WORK. NO EXTRA COMPENSATION WILL BE MADE FOR ROCK EXCAVATION.
8. THE FENCE MESH SHALL BE BEKAERT SOLIDLOCK® 12.5G FIXED KNOT, OR APPROVED EQUAL
9. IN-LINE WIRE STRAINER - IN-LINE WIRE STRAINER SHALL BE COMPRISED OF GALVANIZED STEEL, OR OTHER APPROVED MATERIAL AND INCLUDE ANY NECESSARY HARDWARE OR APPURTENANCES FOR APPROPRIATE INSTALLATION.
10. PREFABRICATED GATE - THE PREFABRICATED GATE SHALL BE A MINIMUM OF 4 FT WIDE AND 8 FT TALL. THE GATE SHALL BE STAINLESS STEEL OR GALVANIZED FRAME. THE GATE SHALL BE COVERED WITH WOVEN WIRE, CHAIN LINK MESH, OR OTHER MATERIAL OF SUITABLE STRENGTH.
11. THE FINISHED FENCE SHALL BE PLUMB, TAUT, TRUE TO LINE AND GROUND CONTOUR, AND COMPLETE IN EVERY DETAIL.
12. CORNERS SHALL BE INSTALLED AT ALL POINTS WHERE THE FENCE ALIGNMENT CHANGES 15° OR MORE.
13. INSTALL FENCING PER MANUFACTURER'S SPECIFICATIONS.
14. AFTER FENCE INSTALLATION, THE CONTRACTOR SHALL TIE BLUE FLAGGING TAPE KNOTS (LEAVING APPROXIMATELY 1 FT OF RIBBON EXTENDING FROM EACH KNOT) AT APPROXIMATELY 15 FT ON CENTER SURROUNDING THE ENTIRE PERIMETER OF THE FENCE TO PROVIDE A VISUAL CUE TO HELP DETER DEER COLLISIONS AND TO HELP ENSURE VISIBILITY OF THE FENCE.

21 DEER FENCE
N.T.S.

TREE SHALL HAVE ONLY ONE CENTRAL LEADER; LEADER BRANCH MUST NOT BE DAMAGED OR REMOVED; TREE MAY BE PRUNED AND/OR STAKED ONLY AT THE DIRECTION OF THE PROJECT LANDSCAPE ARCHITECT OF PROJECT ARBORIST.
ENSURE TREE IS STRAIGHT PRIOR TO BACKFILLING WITH SOIL
THE STEM OF THE PLANT SHOULD EMERGE FROM THE SOIL AT THE SAME POINT AS IT DID IN THE CONTAINER (TYP)
3" SHREDDED HARDWOOD MULCH; TAPER THE DEPTH OF THE MULCH WHEN NEARING THE STEM AND DO NOT ALLOW THE MULCH OR THE EROSION BLANKET (IF APPLICABLE) TO TOUCH THE STEM (TYP)
THE TRUNK FLARE MUST BE VISIBLE AT THE TOP OF THE ROOT BALL WHEN PLANTED. FLAIR MAY HAVE TO BE REVEALED BEFORE PLANTING.
BACKFILLED SOIL (TYP) TAMP LIGHTLY TO REMOVE AIR POCKETS
SCARIFY SURFACE SOIL OF PLANTING HOLE (TYP)
SUBTLE EARTHEN BERM (MAX 3" HEIGHT) ON DOWN SLOPE END FOR RETENTION OF WATER (TYP)

NOTES:

1. APPLY HAVAHART DEEROFF® REPELLENT PER MANUFACTURER RECOMMENDATIONS PRIOR TO PLANTING. DO NOT OVER-SATURATE PLANT MATERIAL
2. WATER TREES THOROUGHLY DIRECTLY PRIOR TO PLANTING AND UNTIL FINAL ACCEPTANCE OF PLANTINGS TO THE MAXIMUM EXTENT PRACTICABLE

3 TREE AND SHRUB PLANTING ON SLOPED TERRAIN
N.T.S.

AVOID PLANTING TUBELINGS ON SMALL SIZED HUMMOCKS WITH SURFACE AREAS OF LESS THAN 9 SF (APPROXIMATELY 3'X3')
INCORRECT PLANTING DEPTH (TOO HIGH - ROOT SYSTEM SHOULD NOT BE EXPOSED TO AIR)
CORRECT PLANTING DEPTH (AT SAME DEPTH AS GROUND. ROOTS SHOULD FIT EVENLY WITHOUT BENDING AT THE BOTTOM OF HOLE OR EXPOSURE TO AIR)
1. CREATE HOLE (APPROXIMATELY THE SAME DEPTH AS ROOT LENGTH)
2. PLACE TUBELING INTO THE HOLE AT THE CORRECT LEVEL. ARRANGE ROOTS TO PREVENT BENDING OR EXPOSURE TO AIR
3.GENTLY HOLD THE TUBELING UPRIGHT WHILE BACKFILLING THE HOLE WITH SOIL UNTIL LEVEL WITH EXISTING GRADE. LIGHTLY TAMP SOIL WITH HANDS TO REMOVE AIR POCKETS
4. APPLY LIGHT,BUT FIRM PRESSURE SURROUNDING THE BASE OF THE TUBELING WITH FOOT. GENTLY TUG AT THE BASE TO ENSURE PROPER PLACEMENT. IT SHOULD STAND STRAIGHT WITH NO ROOTS EXPOSED TO THE AIR

TUBELING PLANTING (N.T.S.)

NOTES

1. APPLY HAVAHART DEEROFF® REPELLENT PER MANUFACTURER RECOMMENDATIONS PRIOR TO PLANTING TUBELINGS. DO NOT OVERSATURATE PLANT MATERIAL
2. HANDLE CAREFULLY
3. PLANT WITHIN 24 HOURS OF DELIVERY
4. WATER ROOTS THOROUGHLY DIRECTLY BEFORE PLANTING AND INSTALLED TUBELINGS UNTIL FINAL ACCEPTANCE OF PLANTINGS TO THE MAXIMUM EXTENT PRACTICABLE
5. PLACE UNPLANTED STOCK IN THE SHADE OR UNDER A LOOSE TARP UNTIL PLANTED

4 TREE SAPLING/ TUBELING PLANTING DETAIL
N.T.S.

TAMP SOIL FIRMLY AROUND THE BASE OF THE PLUG TO REMOVE AIR POCKETS FROM THE SOIL.
PLUG
REMOVE MULCH AWAY AND PLACE INTO HOLE FLUSH WITH THE SURFACE OF THE GROUND. KEEP MULCH 2"-3" AWAY FROM NEWLY PLANTED PLUG.
EXISTING GROUND
EXISTING SOIL
BACKFILLED SOIL

NOTES:

1. STORE PLUGS ON SITE IN A SHADED AREA FOR NO LONGER THAN 1 DAY (WATERING ONCE IN MORNING AND EVENING UNTIL PLANTED)
2. DO NOT APPLY FERTILIZER AT ANY TIME
3. PLUGS SHOULD BE PLANTED AFTER SEEDING, INSTALLATION OF EROSION MAT, OR MULCH APPLICATION.
4. WATER PLUGS IMMEDIATELY AFTER PLANTING TO THE MAXIMUM EXTENT PRACTIABLE (SOIL SHOULD BE SATURATED TO A MINIMUM OF 3")
5. KEEP PLUGS WELL WATERED FOR THE FIRST TWO WEEKS AND UNTIL FINAL ACCEPTANCE TO THE MAXIMUM EXTENT PRACTICABLE (SOIL SURFACE DAMP)
6. TO PLANT PLUG IN EROSION MAT, CUT A SMALL INCISION INTO THE SURFACE OF THE MAT AND FOLD THE CORNERS AWAY FROM THE PLUG

5 PLUG PLANTING DETAIL
N.T.S.

60 " DRIED HARDWOOD STAKE (LEAVE APPROXIMATELY 2"-3" OF STAKE ABOVE FASTENER)
2-3"
5' TUBEX® COMBITUBE SHELTER, OR APPROVED EQUAL
CAREFULLY GATHER BRANCHES TOGETHER WITH TIPS FACING UP BEFORE LOWERING TUBE
PRESS TUBE GENTLY INTO CONTACT WITH THE SOIL TO ENSURE NO GAPS
12" OF STAKE SHOULD BE DRIVEN SECURELY INTO THE GROUND
3' X 3' VISPORE MAT, OR APPROVED EQUAL AND 6" GALVANIZED STEEL STAPLES AT EACH CORNER

DEER PROTECTION TREE TUBE (N.T.S.)

NOTES

1. PLANT THE TREE TUBELING OR CONTAINERIZED TREE AS SPECIFIED
2. INSTALL THE TUBEX® COMBITUBE, OR APPROVED EQUAL., BEING CAREFUL TO GENTLY GATHER ALL BRANCHES AND LEAVES IN AN UPWARD DIRECTION WHEN SURROUNDING THE TREE WITH THE TREE TUBE TO PREVENT DAMAGE
3. PRESS THE TUBE GENTLY INTO CONTACT WITH THE SOIL TO ENSURE NO GAPS ARE PRESENT BETWEEN THE TUBE AND TUBELING/ SAPLING
4. SECURE USING A 60" DRIED HARDWOOD STAKE, DRIVING THE STAKE A MINIMUM OF 12" INTO THE GROUND

9 DEER PROTECTION TREE TUBE
N.T.S.

TREE SHALL HAVE ONLY ONE CENTRAL LEADER; LEADER BRANCH MUST NOT BE DAMAGED OR REMOVED; TREE MAY BE PRUNED AND/OR STAKED ONLY AT THE DIRECTION OF THE PROJECT LANDSCAPE ARCHITECT OF PROJECT ARBORIST.
THE TRUNK FLARE MUST BE VISIBLE AT THE TOP OF THE ROOT BALL WHEN PLANTED. FLAIR MAY HAVE TO BE REVEALED BEFORE PLANTING.
ENSURE TREE IS STRAIGHT PRIOR TO BACKFILLING WITH SOIL
3" HIGH EARTH DAM FOR WATER RETENTION (TYP.)
TAMP BACKFILLED SOIL TO REMOVE AIR POCKETS
SCARIFY SURFACE SOIL OF PLANTING HOLE
3" LAYER OF SHREDDED HARDWOOD MULCH. (KEEP MULCH FROM TOUCHING TRUNK OF TREE)
LOOSEN BURLAP WRAP FROM ROOTBALL AND FOLD DOWN A MINIMUM OF THE TOP 2/3 INTO TREE PIT. ALL METAL BASKETS SHALL BE CUT AND FOLDED DOWN BELOW THE LOWER 1/3 OF THE ROOTBALL. REMOVE ALL PLASTIC BURLAP AND CORDS FROM TREE PIT.
BACKFILLED SOIL
2-3 TIMES DEPTH OF ROOTBALL
PLACE ROOTBALL ON UNDISTURBED SOIL
WIDTH OF THE PLANTING HOLE SHOULD BE 2-3 TIMES THE WIDTH OF THE ROOTBALL

NOTES:

1. APPLY HAVAHART DEEROFF® REPELLENT PER MANUFACTURER RECOMMENDATIONS PRIOR TO PLANTING. DO NOT OVER-SATURATE PLANT MATERIAL
2. WATER TREES THOROUGHLY DIRECTLY PRIOR TO PLANTING AND UNTIL FINAL ACCEPTANCE OF PLANTINGS TO THE MAXIMUM EXTENT PRACTICABLE

2 BALLED & BURLAPPED (B&B) TREE
N.T.S.

PLANT MATERIAL NOTES

1. QUALITY, SIZE, GENUS, SPECIES, AND VARIETY OF TREES AND SHRUBS INDICATED SHALL COMPLY WITH APPLICABLE REQUIREMENTS IN ANSI Z60.1, "AMERICAN STANDARD FOR NURSERY STOCK."
2. ALL CONTAINERIZED TREES SHALL BE GROWN UNDER CLIMATIC CONDITIONS SIMILAR TO THE JOB SITE FOR A PERIOD OF NOT LESS THAN TWO (2) YEARS IMMEDIATELY PRIOR TO THIS PROJECT. TREES SHALL BE PURCHASED WITHIN A 200 MILE RADIUS FROM THE DESIGNATED PLANTING SITE.
3. ALL CONTAINER GROWN PLANT SHALL HAVE A WELL-ESTABLISHED ROOT SYSTEM REACHING THE SIDES OF THE CONTAINERS TO MAINTAIN A FIRM ROOT BALL, BUT SHALL NOT HAVE EXCESSIVE ROOT GROWTH ENCIRCLING THE INSIDE OF THE CONTAINER. FIELD POTTED MATERIALS SHALL BE POTTED FOR DELIVERY AS THEY ARE DUG FROM THE FIELD.
4. ALL PLANTS SHALL BE SOUND, HEALTHY, WELL BRANCHED, AND FREE OF DISEASE OR PESTS. PLANTS SHALL BE FREE OF PHYSICAL DAMAGE SUCH AS BARK ABRASIONS, DISFIGURING KNOTS, SUNSCALD, OR UNHEALED CUTS OVER 3/4 IN. TREES WITH MULTIPLE LEADERS SHALL NOT BE ACCEPTED. PLANTS OR TREES WITH GIRDLING ROOT SYSTEMS WILL NOT BE ACCEPTED.
5. TREE MEASUREMENTS SHALL BE TAKEN ACCORDING TO ANSI Z60.1 WITH BRANCHES AND TRUNKS OR CANES IN THEIR NORMAL POSITION. DO NOT PRUNE TO OBTAIN REQUIRED SIZES. TAKE CALIPER MEASUREMENTS 6 IN. ABOVE GROUND FOR TREES UP TO 4 IN. CALIPER SIZE. MEASURE MAIN BODY OF TREE FOR HEIGHT AND SPREAD; DO NOT MEASURE BRANCHES OR ROOTS TIP TO TIP.
6. ALL PLANTS SHALL BE GROWN ON THEIR OWN ROOTS. GRAFTED MATERIALS ARE NOT ACCEPTABLE, UNLESS OTHERWISE SPECIFIED.
7. BRANCHING HEIGHT (HEIGHT OF THE LOWEST LIVING BRANCH) MUST BE ONE-THIRD TO ONE-HALF OF TREE HEIGHT.
8. DO NOT PRUNE ANY PLANT, EXCEPT AT THE DIRECTION OF THE PROJECT LANDSCAPE ARCHITECT OR PROJECT ARBORIST.
9. EACH PLANT OR SAME-SPECIES GROUP OF PLANTS SHIPPED TO THE JOB SITE MUST BE CLEARLY LABELED WITH ITS SCIENTIFIC NAME AND COMMON NAME. LEGIBLE TAGS SHALL BE ATTACHED TO EACH PLANT.
10. DELIVER PLANTS FRESHLY DUG. DO NOT PRUNE TREES AND SHRUBS, EXCEPT AS DIRECTED BY THE PROJECT LANDSCAPE ARCHITECT OR PROJECT ARBORIST.
11. ALL PLANTS SHALL BE PROTECTED UPON ARRIVAL TO THE SITE BY BEING THOROUGHLY WATERED AND PROPERLY MAINTAINED UNTIL PROPERLY PLANTED. UNPLANTED TREE AND SHRUB STOCK SHALL BE "HEALED-IN" A BED OF MATERIAL APPROVED BY THE PROJECT LANDSCAPE ARCHITECT OR PROJECT ARBORIST UPON DELIVERY TO THE SITE UNLESS THEY WILL BE PLANTED WITHIN EIGHT (8) HOURS AFTER DELIVERY. PLANT MATERIALS SHALL NOT BE STORED ON SITE FOR MORE THAN 2 DAYS PRIOR TO PLANTING. IT IS THE CONTRACTOR'S RESPONSIBILITY TO KEEP PLANTS WATERED AND MAINTAINED UPON DELIVERY TO SITE.
12. STORE THE POTTED PLANTS, HERBACEOUS PLUG TRAYS, AND TREE SEEDLINGS IN A COOL AND SHADED AREA THAT DOES NOT RECEIVE DIRECT SUN. KEEP PLANTS THOROUGHLY WATERED, AND GIVE THEM ENOUGH WATER SO THAT THE ENTIRE SOIL MASS IS WET AND WATER IS DRAINING OUT THE POT BOTTOM.
13. PROTECT BARK, BRANCHES, AND ROOT SYSTEM FROM SUN SCALD, DRYING, SWEATING, WHIPPING, AND OTHER HANDLING AND TYING DAMAGE. DO NOT BEND OR TIE TREES OR SHRUBS IN SUCH A MANNER AS TO DESTROY THEIR NATURAL SHAPE. PROVIDE PROTECTIVE COVERING OF PLANTS DURING DELIVERY. CAREFULLY HANDLE ALL TREES AND SHRUBS DURING DELIVERY TO AVOID MECHANICAL DAMAGE. HANDLE ALL PLANTING STOCK BY THE ROOT BALL.
14. MATERIALS SHALL NOT BE DROPPED OR DUMPED FROM VEHICLES. MATERIALS SHALL BE REVIEWED FOR COMPLIANCE WITH SPECIFIED REQUIREMENTS. UNACCEPTABLE MATERIALS SHALL BE REMOVED AND DISPOSED FROM THE JOB SITE. MATERIALS SHALL BE STORED IN AREAS DESIGNATED BY THE PROJECT LANDSCAPE ARCHITECT OR PROJECT ARBORIST.
15. ALL PLANTS SHALL BE COVERED WITH A TARP, PROTECTED FROM WEATHER, AND BE ADEQUATELY PACKED TO AVOID BREAKAGE, SUN SCALD, WINDBURN, DESICCATION, AND OTHER DAMAGE DURING LOADING AND SHIPMENT. ALL MEASURES CUSTOMARY IN GOOD TRADE PRACTICES SHALL BE TAKEN TO KEEP THE PLANTS IN GOOD CONDITION.
16. PLANTS THAT FAIL TO MEET SPECIFICATIONS SHALL BE REJECTED. REJECTED PLANTS SHALL BE REMOVED FROM THE SITE IMMEDIATELY. APPROVED REPLACEMENT STOCK THAT MEETS THE SPECIFICATIONS SET FORTH WILL BE PLANTED IN THE PRESCRIBED MANNER BY THE CONTRACTOR AT THEIR EXPENSE. FINAL WRITTEN ACCEPTANCE OF THE TREES WILL BE GIVEN ONLY AFTER THEY HAVE BEEN PLANTED, AND AFTER THE REQUIREMENTS PRESCRIBED HEREIN ARE MET.
17. NO SUBSTITUTIONS SHALL BE PERMITTED IN EITHER KIND OR GRADE WITHOUT WRITTEN AUTHORIZATION FROM THE PROJECT LANDSCAPE ARCHITECT OR PROJECT ARBORIST.
18. THE CONTRACTOR SHALL WARRANTY THAT PLANT MATERIAL IS PROPERLY HANDLED AND INSTALLED. ALL MATERIAL FOUND TO BE UNACCEPTABLE AT THE TIME OF THE FINAL INSPECTION WILL BE REPLACED BY THE CONTRACTOR AT THE CONTRACTORS COST. IN CASE OF ANY QUESTION REGARDING THE CONDITION AND SATISFACTORY ESTABLISHMENT OF AN UNSATISFACTORY PLANT, THE PROJECT LANDSCAPE ARCHITECT OR PROJECT ARBORIST'S DECISION IS FINAL.
19. CONTRACTOR WARRANTY PERIOD FOR PLANT MATERIAL WILL BE A MINIMUM OF TWO (2) YEARS. TREES THAT ARE MORE THAN 25 PERCENT DEAD OR IN UNHEALTHY CONDITION AT END OF WARRANTY PERIOD SHALL BE REPLACED.
20. ALL REPLACEMENTS SHALL BE PLANTS OF THE SAME KIND AND SIZE AS SPECIFIED. THE COST OF REPLACEMENT SHALL BE BORNE BY THE CONTRACTOR.
21. THE CONTRACTOR SHALL MAINTAIN A TWO (2) YEAR, EIGHTY-FIVE PERCENT (85%) AERIAL COVERAGE CARE AND REPLACEMENT WARRANTY ON ALL NATIVE SEEDING PER 1,000 SF AREA. THE SEEDED AREA SHALL CONTAIN 85% COVERAGE OF TARGET PLANTS, INCLUDING VOLUNTEER NATIVE SPECIES THAT MAY COME IN AFTER THE SEEDING. THE PERIOD OF CARE AND REPLACEMENT SHALL BEGIN AFTER FINAL INSPECTION AND APPROVAL OF THE INITIAL INSTALLATION OF SEED. THE CONTRACTOR SHALL NOT BE RESPONSIBLE FOR SEEDED AREAS THAT HAVE BEEN DAMAGED BY VANDALISM, FIRE, FLOODING, ANIMAL PREDATION, OR OTHER ACTIVITIES BEYOND THE CONTRACTOR'S CONTROL. THE CONTRACTOR SHALL BE RESPONSIBLE FOR RESEEDING ALL AREAS EXPERIENCING LESS THAN AN EIGHTY-FIVE PERCENT (85%) SURVIVAL RATE, PRIOR TO THE END OF THE GROWING SEASON (OCTOBER) OF THE YEAR FOLLOWING COMPLETION OF SEEDING.
22. AT THE END OF CONSTRUCTION AND THE MAINTENANCE AND GUARANTEE PERIOD, INSPECTION WILL BE MADE BY THE PROJECT LANDSCAPE ARCHITECT OR PROJECT ARBORIST UPON WRITTEN REQUEST SUBMITTED BY THE CONTRACTOR AT LEAST TEN CALENDAR DAYS BEFORE THE ANTICIPATED DATE. AFTER ALL NECESSARY CORRECTIVE WORK HAS BEEN COMPLETED, THE PROJECT LANDSCAPE ARCHITECT OR PROJECT ARBORIST WILL CERTIFY IN WRITING THE FINAL ACCEPTANCE OF THE PLANTING.

PLANTING NOTES

23. CONTRACTOR IS RESPONSIBLE FOR COORDINATION OF DELIVERY DATES WITH ALL PARTIES
24. TREES SHALL BE PLANTED DURING THE FOLLOWING WINDOWS: APRIL 1ST THROUGH JUNE 30TH OR SEPTEMBER 1ST THROUGH SEPTEMBER 30TH.
25. NO PLANTING HOLES SHALL BE EXCAVATED IN ADVANCE OF PLANTING OPERATIONS, EACH TREE SHALL BE PLANTED IN AN INDIVIDUAL HOLE AS SPECIFIED.
26. DIRECTLY BEFORE PLANTING, THOROUGHLY WATER ALL CONTAINER-GROWN PLANTING STOCK BY SATURATING CONTAINERS THOROUGHLY.
27. PRIOR TO PLANTING, APPLY HAVAHART DEER OFF® DEER AND SQUIRREL REPELLENT, OR APPROVED EQUAL, PER MANUFACTURER'S SPECIFICATIONS TO ALL TREES AND SHRUBS TO BE PLANTED
28. DIG THE PLANTING HOLE TO A MINIMUM OF TWO TIMES LARGER THAN THE DIAMETER OF THE ROOTBALL. ALL PLANTING PITS SHALL BE DUG SO THE WALLS OF PITS ARE VERTICAL OR SLOPING OUTWARD. SCARIFY THE WALLS OF THE PIT AFTER DIGGING. THE DEPTH OF THE HOLE SHALL BE EQUAL TO THE HEIGHT OF THE ROOTBALL
29. BACKFILL THE HOLE WITH NATIVE TOPSOIL AND TAMP LIGHTLY BUT THOROUGHLY TO REMOVE VOIDS AND AIR POCKETS. DO NOT OVER COMPACT SOIL. THE PLANT SHOULD REMAIN STRAIGHT DURING THE BACKFILLING/TAMPING PROCEDURE. THE TOP OF THE ROOT MASS AND ROOT FLARE SHALL BE VISIBLE AND AT THE SAME GRADE AS THE SURROUNDING SOIL. THE STEM SHOULD NOT BE COVERED WITH SOIL.
30. WATER PLANTS THOROUGHLY IMMEDIATELY AFTER PLANTING TO SATURATE BACKFILL TO THE MAXIMUM EXTENT PRACTICABLE. WATERING SHALL OCCUR OF A SUFFICIENT QUANTITY TO SATURATE THE BACKFILL AND SHALL BE APPLIED SLOWLY ENOUGH TO SINK INTO THE SOIL AVOIDING RUNOFF.
31. INSTALL TUBEX ECOSTART 120 ®, BIODEGRADABLE EXTRUDED BIOPOLYMER AND OXO-POLYPROPYLENE TUBE, OR APPROVE EQUAL, TO PROTECT INDIVIDUAL SAPLINGS AGAINST BROWSING ANIMALS PER MANUFACTURER'S SPECIFICATIONS.
32. SEED ALL BARE AREAS WITH SPECIFIED SEED MIX.
33. DO NOT LEAVE ANY PLANTING PITS OPEN AT THE CLOSE OF EACH DAY.
34. REMOVE ALL TAGS, LABELS, STRINGS AND WIRE FROM THE PLANT MATERIALS.

SEEDING NOTES

35. SEED SHALL BE ACCOMPANIED BY CERTIFICATION FROM THE CONTRACTOR THAT SEED MEETS REQUIREMENTS OF THESE SPECIFICATIONS.
36. ALL SEED AND SEED VARIETIES MUST CONTAIN ONLY SPECIES SPECIFIED AND SHALL BE FREE FROM NOXIOUS WEED SEEDS. ANY SUBSTITUTIONS WITHIN SEED MIXES MUST BE APPROVED BY THE PROJECT LANDSCAPE ARCHITECT OR PROJECT ARBORIST IN WRITING
37. SEED SHALL BE LABELED ACCORDING TO THE U.S. DEPARTMENT OF AGRICULTURE FEDERAL SEED ACT, AND FURNISHED IN CONTAINERS WITH TAGS SHOWING VARIETY OF SEED IN MIXTURE, PURITY, GERMINATION, WEED CONTENT, NAME OF SELLER, AND DATE ON WHICH SEED WAS TESTED.
38. WITH EACH SHIPMENT OF SEED MIXTURE, PROVIDE A CERTIFIED WEIGHT TICKET AND AN ANALYSIS OF THE COMPOSITION, PURITY, GERMINATION, GERMINATION TEST DATE, AND SELL BY DATE OF THE SEED MIXTURE, CERTIFIED BY THE SEED HOUSE.
39. THE CONTRACTOR SHALL PROVIDE A METHOD OF USING MULCH FOR TEMPORARY PROTECTION AGAINST WIND OR RAINFALL INDUCED SOIL EROSION UNTIL PERMANENT VEGETATIVE COVER MAY BE ESTABLISHED.
40. IN ALL AREAS TO BE SEEDED, TOPSOIL SHALL BE TILLED TO A DEPTH OF AT LEAST THREE (3) INCHES. MAINTAIN TILLED AREAS UNTIL SEEDED.
41. ALL MULCH SHALL BE CLEAN STRAW MULCH FREE OF NOXIOUS WEEDS.
42. CONTRACTOR SHALL SUBMIT MANUFACTURER'S PRODUCT DATA FOR HYDROSEEDING, AS REQUIRED AND TACKIFIER AND MANUFACTURER RECOMMENDED APPLICATION RATES.
43. SEEDING MULCH SHALL BE HYDRO-MULCH MATERIAL TO CONSIST OF WOOD FIBER CELLULOSE MADE FROM NATURAL WOOD FIBERS AND SHALL BE APPLIED AT A RATE OF 50 LBS PER 1,000 SF OR 2,000 LBS PER ACRE.
44. NO FERTILIZER OR LIME SHALL BE APPLIED TO ANY SEEDED AREAS.
45. SEEDING SHALL ONLY BE PERFORMED BETWEEN APRIL 1 AND MAY 15 OR AUGUST 15 AND SEPTEMBER 15. NO SEEDING SHALL BE PERFORMED ON FROZEN GROUND OR WHEN THE TEMPERATURE IS 32°F/0°C OR LOWER.
46. PREFERRED SEEDING METHODS SHALL BE HAND BROADCAST OR HYDRO-SEED. ANY ALTERNATIVE SEEDING METHODS OR SUGGESTED CHANGES TO PROPOSED SEEDING METHODS SHALL BE APPROVED BY THE PROJECT LANDSCAPE ARCHITECT OR PROJECT ARBORIST PRIOR TO BID SUBMITTAL. ALL SEEDING EQUIPMENT SHALL BE CALIBRATED BEFORE APPLICATION TO THE SATISFACTION OF THE PROJECT LANDSCAPE ARCHITECT OR PROJECT ARBORIST SO THAT THE MATERIALS ARE APPLIED ACCURATELY AND EVENLY TO AVOID MISSES AND OVERLAPS. SEED INSTALLED BY EQUIPMENT SHALL BE CAPABLE OF PLACING SEED AT THE SPECIFIED RATE.

INVASIVE SPECIES CONTROL AND MAINTENANCE NOTES

47. PRIOR TO THE START OF THE CONSTRUCTION PERIOD, THE PROJECT LANDSCAPE ARCHITECT OR PROJECT ARBORIST WILL FLAG INVASIVE TREES TO BE REMOVED AND FIELD IDENTIFY, ON A SITE WALK THROUGH WITH THE CONTRACTOR, THE INVASIVE SHRUBS, VINES, AND HERBACEOUS PLANTS TO REMOVE.
48. THE CONTRACTOR SHALL REMOVE ALL AREAS OF INVASIVE SPECIES ESTABLISHMENT MANUALLY OR MECHANICALLY PRIOR TO SEEDING AND INSTALLATION OF WOODY PLANT MATERIALS
49. THE CONTRACTOR SHALL USE ACCEPTABLE INVASIVE SPECIES REMOVAL METHODS RECOMMENDED BY THE CORNELL COOPERATIVE EXTENSION INVASIVE SPECIES PROGRAM. THE USE OF HERBICIDE APPROVED BY NYSDEC SHALL ONLY BE USED AS APPROVED BY THE PROJECT LANDSCAPE ARCHITECT OR PROJECT ARBORIST AND SHALL BE CONE IN ACCORDANCE WITH MANUFACTURERS' GUIDELINES AND IN ACCORDANCE WITH FEDERAL, STATE AND LOCAL REGULATIONS.
50. THROUGH THE CONSTRUCTION AND THE MAINTENANCE AND GUARANTEE PERIODS, UNTIL THE WRITTEN FINAL ACCEPTANCE OF THE PLANTING IS RECEIVED, THE CONTRACTOR SHALL INSPECT THE PROJECT SITE ANNUALLY, IN THE MONTH OF JUNE, AND REMOVE ESTABLISHED AREAS OF INVASIVE SPECIES IDENTIFIED BY THE PROJECT LANDSCAPE ARCHITECT OR PROJECT ARBORIST.
51. NO SOIL DISTURBANCE SHALL OCCUR IN AREAS CONTAINING INVASIVE PLANTS.

©2012 JCJ Architecture

REVISIONS:
1 - 3/1/2013 - CORE AND SHELL GMP SET
2 - 3/21/2013 - C&S ADDENDUM I
3 - 3/28/2013 - C&S ADDENDUM II
4 - 5/22/2013 - C&S ADDENDUM III
5 - 5/29/2013 - ISSUED FOR PERMIT
6 - 6/26/2013 - FINAL SITE PLAN SUBMISSION
7 - 7/17/2013 - C&S ADDENDUM IV
8 - 10/01/2013 - C&S ADDENDUM V
9 - 4/15/2014 - CL II SITE PLAN MOD.
10 - 8/8/2014 - PHASE 0 FOR TREE CLEARING
11 - 10/10/2014 - REDUCED CLEARING AREA (REMOVED B-2)

CONSULTANTS:

CIVIL ENGINEERING
AKRF ENGINEERING, P.C.
34 South Broadway, Suite 401
White Plains, NY 10601
914-949-7336

SULLIVAN COUNTY CASINO PROJECT
MONTICELLO RACEWAY MANAGEMENT, INC.
INTERSECTION OF THOMPSONVILLE RD. AND JOYLAND RD.
THOMPSON, NY

JCJ ARCHITECTURE
JCJ Architecture
2 Grand Central Tower
140 East 45th Street
New York, NY 10017

P.I.C. AM
P.M. KF
D.T.L. BLD

ISSUE 08/8/2014
JOB H11043.01
DRAWN EB, MH, AC, JH, AA
SCALE 1" = 100'

PHASE 0: LANDSCAPE RESTORATION PLAN - DETAILS

L-201

Exhibit C

Memorandum of Term Commencement

THIS MEMORANDUM OF TERM COMMENCEMENT (the “Memorandum”) is made as of the_____ day of ________________, 20__, by and between EPT CONCORD II, LLC, a Delaware limited liability company, with an office at c/o Entertainment Properties

{00427280.DOCX.1}

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

Trust, 909 Walnut Street, Suite 200, Kansas City, Missouri 64106 (“Landlord”) and MONTREIGN OPERATING COMPANY, LLC, a New York limited liability company, with an office at c/o Empire Resorts, Inc., 204 Route 17B, Monticello, New York 12701 (“Tenant”).
AGREEMENT
1.    Pursuant to that certain Lease dated as of ________________, 20___ (the “Lease”), between Landlord and Tenant, Landlord leased to Tenant and Tenant leased from Landlord certain premises located on certain real property in the City of _______, ________, as more particularly described in the Lease (the “Premises”).
2.    The Lease is for an initial term of _____ years commencing on ________, 20____ and expiring on ___________________, 20_____ (the “Expiration Date”), unless earlier terminated in accordance with the Lease.
3.    All of the other terms and conditions of the Lease are more fully set forth in the Lease and are incorporated herein by this reference.
4.    This Memorandum shall inure to the benefit of and be binding upon Landlord and Tenant and their respective representatives, successors and assigns.
IN WITNESS WHEREOF, Landlord and Tenant have caused this Memorandum of Term Commencement to be duly executed as of the day and year first above written.

LANDLORD: EPT CONCORD II, LLC, a Delaware limited liability company By: Name: Title:	TENANT: MONTREIGN OPERATING COMPANY, LLC, a New York limited liability company a ______________________ By: Name: Title:

{00427280.DOCX.1}

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

Exhibit D

Conservation Easement

[See attached.]

{00427280.DOCX.1}

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

All that certain parcel of land located in the Town of Thompson, Sullivan County, New York in Great Lot 13, Hardenburg Patent and designated as "CE-1" on a map entitled "Conservation Easement Map Prepared For EPR Concord 11, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated December 18, 2015" which is more particularly bounded and described as follows:
COMMENCING at the corner of lot numbers 51 and 52 of Great Lot 13, Hardenburg Patent where it intersects with the division line between Great Lot I and 13, Hardenburg Patent; said point being on the centerline of the existing Joyland Road, said point also being the common corner of now or formerly Sunshine (tax lot 15-1-20) on the northeast and now or formerly EPR Concord II, LP on the southeast (tax lot 23-2-1), southwest (tax lot 23-1-54.6), and northwest (tax lot 15-1-16) and continuing aim the common boundary between now or formerly Sunshine (tax lot 15-1-20) on the east and now or formerly EPR Concord II, LP (tax lot 15-1-16) on the west, said bounda'ry also being the centerline of existing Joyland Road to•Chalet Road, North 17°16'08" East, a • distance of 0.89 feet to a mag nail in the pavement in the proposed southerly road line of Thompsonville Road and continuing along the aforesaid boundary North 17°16'08" East, a distance of 50.10 feet to a point in the common proposed road line between Chalet Road on the north and Thompsonville Road on the south, and continuing along the proposed northerly road line of Thompsonville Road the following fourteen (14) courses and distances;

1)	North 69°03'45" West, a distance of 573.71 feet to a point of curvature,

2)	Along a curve to the left, having a radius of 829.00 feet, and an arc length of 208.96 feet to a point of tangency,

3)	North 83°30'17" West, a distance of 108.15 feet to a point of curvature,

4)	Along a curve to the left having a radius of 6029.00 feet, and an arc length of 265.99 feet to a point of tangency,

5)	North 86°01'57" West, a distance of 147.37 feet to a point of curvature,

6)	Along a curve to the left, having a radius of 3029.00 feet, and an arc length of 267.59 feet to a point of tangency,

7)	South 88°54'21" West, a distance of 49.46 feet to a point of curvature,

{00427280.DOCX.1}

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

8)	Along a curve to the right, having a radius of 5971.00 feet, and an arc length of 319.99 feet to a point of tangency,

9)	North 88°01'25" West, a distance of 281.39 feet to a point of curvature,

10)	Along a curve to the left, having a radius of 6029.00 feet, and an arc length of 240.36 feet to a point of tangency,

11)	South 89°41'32" West, a distance of 91.98 feet to a point of curvature,

12)	Along a curve to the left, having a radius of 529.00 feet, and an arc length of 174.70 feet to a point of tangency,

13)	South 70°46'12" West, a distance of 84.29 feet to a point of curvature and

14)
Along a curve to the left, having a radius of 1029.00 feet, and an arc length of 91.52 feet to a point on the curve from which the radial bears South 24°19'33" East, to the POINT AND PLACE OF BEGINNING:

CONTINUING FROM SAID POINT OF BEGINNING along the aforementioned proposed northerly road line of Thompsonvil le Road the following four (4) courses and distances;

15)	Continuing along the previously mentioned curve to the left, having a radius of 1029.00 feet, and an arc length of 17836 feet to a point of tangency,

16)	South 55°44'35" West, a distance of 310.69 feet to a point of curvature,

17)	Along a curve to the right, having a radius of 5971.00 feet, and an arc length of 315.13 feet to a point of tangency and

18)
South 58°46'01" West, a distance of 204.74 feet, to the common boundary between now or formerly Town of Thompson (tax lot 13-324) on the west and now or formerly EPR Concord II, LP (tax lot 231-52.2) on the east,

CONTINUING along said common boundary, the following eleven (11) courses and distances;

19)	North 20°16'27" West, a distance of 45.15 feet,

20)	North 34°25'01" East, a distance of 82.03 feet,

21)	North 25°27'40" East, a distance of 373.40 feet,

22)	North 37°35'04" East, a distance of 273.90 feet,

23)	North 63°33'42" East, a distance of 50.58 feet,

24)	North 04°06'40" West, a distance of 82.46 feet,

25)	North 31°12'29" East, a distance of 251.84 feet,

26)	North 58°17'54" East, a distance of 89.77 feet,

27)	North 57°31'09" East, a distance of 130.29 feet,

28)	North 09°02'43" East, a distance of 104.87 feet and

29)	North 24°36'42" East, a distance of 156.34 feet to the Hardenburg Patent division line of Great Lot 1 on the north and Great Lot 13 on the south,
THENCE through now or formerly EPR Concord II, LP (tax lot 23-1-52.2) the following four (4) courses and distances;

30)	South 19°25'27" East, a distance of 537.10 feet,

31)	South 43°44'23" West, a distance of 26.10 feet,

{00427280.DOCX.1}

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

32)	South 42°09'17" West, a distance of 279.74 feet and

33)	South 47°42'36" East, a distance of 112.68 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 440,949 square feet or 10.123 acres of land more or less.

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York in Great Lot 13, Hardenburg Patent and designated as "CE-2" on a map entitled "Conservation Easement Map Prepared For EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated December 18, 2015" which is more particularly bounded and described as follows:
COMMENCING at the corner of lot numbers 51 and 52 of Great Lot 13, Hardenburg Patent where it intersects with the division line between Great Lot 1 and 13, Hardenburg Patent; said point being on the centerline of the existing Joyland Road, said point also being the common corner of now or formerly Sunshine (tax lot 15-1-20) on the northeast and now or formerly EPR Concord II, LP on the southeast (tax lot 23-2-1), southwest (tax lot 23-1-54.6), and northwest (tax lot 15-1-16) and continuing along the common boundary between now or formerly Sunshine (tax lot 15-1-20) on the east and now or formerly EPR Concord II, LP (tax lot 15-1-16) on the west, said boundary also being the centerline of existing Joyland Road to Chalet Road, North 17°16'08" East, a distance of 0.89 feet to a mag nail in the pavement in the proposed southerly road line of Thompsonville Road and continuing along the aforesaid boundary North 17°16'08" East, a distance of 50.10 feet to a point in the common proposed road line between Chalet Road on the north and Thompsonville Road on the south, and continuing along the proposed northerly road line of Thompsonville Road the following seventeen (17) courses and distances;

34)	North 69°03'45" West, a distance of 573.71 feet to a point of curvature,

35)	Along a curve to the left, having a radius of 829.00 feet, and an arc length of 208.96 feet to a point of tangency,

36)	North 83°30'17" West, a distance of 108.15 feet to a point of curvature,

37)	Along a curve to the left having a radius of 6029.00 feet, and an arc length of 265.99 feet to a point of tangency,

38)	North 86°01'57" West, a distance of 147.37 feet to a point of curvature,

39)	Along a curve to the left, having a radius of 3029.00 feet, and an arc length of 267.59 feet to a point of tangency,

40)	South 88°54'21" West, a distance of 49.46 feet to a point of curvature,

41)	Along a curve to the right, having a radius of 5971.00 feet, and an arc length of 319.99 feet to a point of tangency,

42)	North 88°01'25" West, a distance of 281.39 feet to a point of curvature,

{00427280.DOCX.1}

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

43)	Along a curve to the left, having a radius of 6029.00 feet, and an arc length of 240.36 feet to a point of tangency,

44)	South 89°41'32" West, a distance of 91.98 feet to a point of curvature,

45)	Along a curve to the left, having a radius of 529.00 feet, and an arc length of 174,70 feet to a point of tangency,

46)	South 70°46'12" West, a distance of 84.29 feet to a point of curvature

47)	Along a curve to the right, having a radius of 1029.00 feet, and an arc length of 269.88 feet to a point of tangency,

48)	South 55°44'35" West, a distance of 310.69 feet to a point of curvature,

49)	Along a curve to the right, having a radius of 5971.00 feet, and an arc length of 315.13 feet to a point of tangency and

50)	South 58°46'01" West, a distance of 544.01 feet to the POINT AND PLACE OF BEGINNING:

CONTINUING FROM SAID POINT OF BEGINNING along aforementioned proposed northerly road line of Thompsonville Road the following eighteen (18) courses and distances;

51)	South 58'46'01" West, a distance of 37.44 feet,

52)	South 57°31'23" West, a distance of 43.18 feet to a point of curvature,

53)	Along a curve to the left, having a radius of 5157.73 feet, and an arc length of 308.83 feet to a point of tangency,

54)	South 54°05'32" West, a distance of 169.65 feet to a point of curvature,

55)	Along a curve to the right, having a radius of 1071.00 feet, and an arc length of 362.99 feet to a point of tangency,

56)	South 73°30'40" West, a distance of 33.90 feet,

57)	South 76°00'44" West, a distance of 106.73 feet,

58)	South 73°46'48" West, a distance of 96.86 feet,

59)	South 71'31'11" West, a distance of 105.42 feet,

60)	South 71°45'35" West, a distance of 102.12 feet to a point of curvature,

61)	Along a curve to the right, having a radius of 146.00 feet, and an arc length of 180.18 feet to a point of tangency,

62)	North 37°31'48" West, a distance of 80.45 feet to a point of curvature,

63)	Along a curve to the left, having a radius of 379.00 feet, and an arc length of 164.78 feet to a point of tangency,

64)	North 62°26'24" West, a distance of 52.42 feet,

65)	North 65°26'13" West, a distance of 64.70 feet,

66)	North 68°44'39" West, a distance of 111.06 feet,

67)	North 69°58'51" West, a distance of 44.77 feet and

68)	North 70°47'00" West, a distance of 383.52 feet to the easterly boundary line of now or formerly Robinson (tax lot 13-3-27.2),
CONTINUING along said boundary, North 18°08'37" East, a distance of 584.42 feet to an iron pin in the approximate centerline of Kiamesha Creek, said point also being at the common corner of now or formerly Robinson (tax lot 13-3-27.2) on the southwest, now or formerly EPR Concord II, LP (tax lot 13-3-25.1) on the north, and now or formerly EPR Concord II, LP (tax lot 13-3-26.2) on the southeast,

{00427280.DOCX.1}

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

THENCE through now or formerly EPR Concord II, LP (tax lot 13-3-25.1) the following four (4) courses and distances;

69)	North 48°45'23" East, a distance of 160.91 feet,

70)	North 38°20'54" East, a distance of 374.78 feet,

71)	North 29°41'23" East, a distance of 124.35 feet and

72)	North 33°46'01" East, a distance of 250.30 feet to the southerly boundary of now or formerly Town of Thompson (tax lot 13-3-24),

CONTINUING along said boundary, the following five (5) courses and distances;

73)	South 48°18'00" East, a distance of 290.40 feet,

74)	South 33°18'00" East, a distance of 585.14 feet,

75)	North 87°26'00" East, a distance of 580.80 feet,

76)	South 47°48'00" East, a distance of 436.18 feet and

77)	South 05°50'00" West, a distance of 171.76 feet to the aforementioned proposed northerly road line of Thompsonville Road said point being the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 1,995,185 square feet or 45.803 acres of land more or less.

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York in Great Lot 13, Hardenburg Patent and designated as "CE-3" on a map entitled "Conservation Easement Map Prepared For EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated December 18, 2015" which is more particularly bounded and described as follows:

COMMENCING at the corner of lot numbers 51 and 52 of Great Lot 13, Hardenburg Patent where it intersects with the division line between Great Lot 1 and 13, Hardenburg Patent; said point being on the centerline of the existing Joyland Road, said point also being the common corner of now or formerly Sunshine (tax lot 15-1-20) on the northeast and now or formerly EPR Concord II, LP on the southeast (tax lot 23-2-1), southwest (tax lot 23-1-54.6), and northwest (tax lot 15-1-16) and continuing along the common boundary between now or formerly Sunshine (tax lot 15-1-20) on the east and now or formerly EPR Concord II, LP (tax lot 15-1-16) on the west, said boundary also being the centerline of existing Joyland Road to Chalet Road North 17°16'08" East, a distance of 0.89 feet to a mag nail in the pavement in the proposed southerly road line of Thompsonville Road and continuing along same, the following sixteen (16) courses and distances;

78)	North 69°03'45" West, a distance of 576.91 feet to a point of curvature,

79)	Along a curve to the left, having a radius of 779.00 feet, and an arc length of 196.36 feet to a point of tangency,

80)
North 83°30'17" West, a distance of 108.15 feet through an iron pin at the corner of "Parcel 1" on the west and "Parcel 3" on the east as designated on a map entitled "Final Subdivision Plat" for project Adelaar Phase 1, Town of Thompson, New York, dated August 7, 2014, last updated August 27, 2014, to a point of curvature,

{00427280.DOCX.1}

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

81)	Along a curve to the left, having a radius of 5979.00 feet, and an arc length of 263.78 feet to an iron pin at the point of tangency,

82)	North 86°01'57" West, a distance of 147.37 feet to an iron pin at the point of curvature,

83)	Along a curve to the left, having a radius of 2979.00 feet, and an arc length of 263.17 feet to a point of tangency,

84)	South 88°54'21" West, a distance of 49.46 feet to an iron pin at the point of curvature,

85)	Along a curve to the right, having a radius of 6021.00 feet, and an arc length of 322.67 feet to a point of tangency,

86)	North 88°01'25" West, a distance of 281.39 feet to an iron pin at the point of curvature,

87)	Along a curve to the left, having a radius of 5979.00 feet, and an arc length of 238.37 feet to a point of tangency,

88)	South 89°41'32" West, a distance of 91.98 feet to an iron pin at the point of curvature,

89)	Along a curve to the left, having a radius of 479.00 feet, and an arc length of 158.19 feet to a point of tangency,

90)	South 70°46'12" West, a distance of 84.29 feet to a point of curvature,

91)	Along a curve to the left, having a radius of 979.00 feet, and an arc length of 256.76 feet to an iron pin at the point of tangency,

92)	South 55°44'35" West, a distance of 310.69 feet to a point of curvature and

93)
Along a curve to the right, having a radius of 6021.00 feet, and an arc length of 300.69 feet to a point on the curve from which the radial bears North 31°23'44" West, said point being the POINT AND PLACE OF BEGINNING:

CONTINUING FROM SAW POINT OF BEGINNING through aforementioned "Parcel 1" [now or formerly EPT Concord II, LLC (tax lot 23-1-52.1)] the following five (5) courses and distances;

94)	South 43°26'07" East, a distance of 604.39 feet,

95)	South 15°13'50" West, a distance of 595.67 feet,

96)	South 74°58'41" East, a distance of 439.67 feet,

97)	South 15°01'19" West, a distance of 220.13 feet and

98)
North 74°58'41" West, a distance of 440.85 feet to the common boundary between Parcel 1 on the east and Parcel 2 on the west as designated on a map entitled "Final Subdivision Plat" for project Adelaar Phase 1, Town of Thompson, New York, dated August 7, 2014, last updated August 27, 2014,

CONTINUING along said common boundary, the following two (2) courses and distances;

99)	South 19°43'45" West, a distance of 201.12 feet to an iron pin in the line between lot numbers 46 and 52, of Great Lot 13, Hardenburg Patent and following that common boundary,

100)
North 70°16'15" West, a distance of 49.61 feet to the common boundary between now or formerly EPR Concord II, LP (tax lot 23-150.2) on the west and now or formerly EPR Concord 11, LP (tax lot 231-51.2) on the east,

{00427280.DOCX.1}

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

CONTINUING along said common boundary, the following two (2) courses and distances;

101)	South 09°52'17" West, a distance of 2189.01 feet to the centerline of a stonewall on the westerly side of a lane and

102)
South 19°13'17" West, a distance of 281.14 feet along said centerline of a stonewall on the westerly side of a lane to the northerly road line of State Highway No. 5457 (Route 17) (acquired by New York State without right of access to and from abutting property),

CONTINUING along said road line, the following two (2) courses and distances;

103)	North 36°30'48" West, a distance of 542.23 feet to a monument and

104)
North 38°52'58" West, a distance of 496.67 feet to an iron pin in the line between lot numbers 46 and 47 of Great Lot 13, Hardenburg Patent, said line also being the easterly boundary of now or formerly Manowitz (tax lot 23-1-47),

CONTINUING along said common boundary, North 15°13'50" East, a distance of 783.41 feet to an iron pin at the northeast corner of aforementioned now or formerly Manowitz (tax lot 23-1-47) and continuing along the northerly boundary thereof, North 70031'44" West, a distance of 1209.71 feet to an iron pin in the aforementioned northerly road line of State Highway No. 5457 (Route 17) (acquired by New York State without right of access to and from abutting property),
CONTINUING along said road line, the following four (4) courses and distances;

105)	North 41[0]35'52" West, a distance of 414.77 feet per Map No. 193 R-

106)	North 45°42'43" West, a distance of 372.35 feet per Map No. 193 R-1,

107)	South 86°50'05" West, a distance of 124.64 feet per Map No. 193 R- t and

108)	North 50°59'54" West, a distance of 479.89 feet to an iron pin in the easterly boundary line of the Village of Monticello,

CONTINUING along said boundary, the following three (3) courses and distances;

109)	North 33°01'47" East, a distance of 114.87 feet,

110)	North 36°16'31" East, a distance of 171.17 feet and

111)	North 38°56'55" East, a distance of 77.89 feet to an iron pin in the southerly boundary of now or formerly Workmans Circle Cemetery (tax lot 23-1-11.7),

CONTINUING along said boundary, South 67°02'55" East, a distance of 228.06 feet, to the westerly boundary of now or formerly Chevro Ahavath Zion Anshe Cemetery (tax lot 23-1-11.8), and continuing along said boundary, and the southerly and easterly boundary thereof, the following three (3) courses and distances;

112)	South 14°17'23" West, a distance of 119.41 feet,

113)	North 81°01'23" East, a distance of 79.55 feet and

{00427280.DOCX.1}

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

114)	North 061 9'11" East, a distance of 80.05 feet to the southerly boundary of now or formerly Monticello Brother Aid Society (tax lot 23-1-11.9),

CONTINUING along said boundary, and the easterly boundary thereof, the following two (2) courses and distances;

115)	South 67°58'37" East, a distance of 103.34 feet and

116)	North 17°58'32" East, a distance of 107.66 feet to the easterly boundary of now or formerly Congregation Ahavas Zion Anshe (tax lot 23-1-11.12),

CONTINUING along said boundary, North 20°44'07" East, a distance of 166.03 feet to an iron pin in the proposed southerly road line of Thompsonville Road and continuing along said road line, the following seven (7) courses and distances;

117)	South 69°58'51" East, a distance of 44.85 feet,

118)	South 68°44'39" East, a distance of 109.08 feet,

119)	South 65°26'13" East, a distance of 61.94 feet,

120)	South 62°26'24" East, a distance of 51.11 feet to a point of curvature,

121)	Along a curve to the right, having a radius of 329.00 feet, and an arc length of 143.04 feet to a point of tangency,

122)	South 37°31'48" East, a distance of 80.45 feet to a point of curvature and

123)	Along a curve to the left, having a radius of 196.00 feet, and an arc length of 159.83 feet to a point on the curve from which the radial bears North 05°44'54" East,

THENCE through "Parcel 2" [now or formerly EPT Concord II, LLC (tax lot (23-1-48.1)] the following four (4) courses and distances;

124)	Continuing along the radial from the last described course, South 05°44'54" West, a distance of 567.97 feet,

125)	South 84'21'25" East, a distance of 612.56 feet,

126)	North 38°54'21" East, a distance of 77E37 feet [partially through now or formerly EPT Concord II, LLC (tax lot 23-1-52.4)] and

127)	North 25°55'39" West, a distance of 384.50 feet [partially through now or formerly EPT Concord II, LLC (tax lot 23-1-52.4)] to the proposed easterly road line of Thompsonville Road,

CONTINUING along said proposed easterly road line of Thompsonville Road, the following five (5) courses and distances;

128)	North 54°05'32" East, a distance of 139.78 feet to a point of curvature,

129)	Along a curve to the right, having a radius of 5107.73 feet, and an arc length of 305.84 feet to a point of tangency,

130)	North 57°31'23" East, a distance of 42.64 feet,

131)	North 58°46'01" East, a distance of 580.91 feet to an iron pin at a point of curvature and

132)
Along a curve to the left, having a radius of 6021.00 feet, and an arc length of 17.08 feet to a point on the curve from which the radial bears North 31°23'44" West said point being the POINT AND PLACE OF BEGINNING.

{00427280.DOCX.1}

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

CONTAINING an area of 4,485,185 square feet or 102.966 acres of land more or less.
EXCEPTING AND RESERVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York in Great Lot 13, Hardenburg Patent and shown on the aforementioned "Conservation Easement Map," along the proposed southerly road line of Thompsonville Road for the purposes of a 20 foot wide Landscape Buffer easement, which is more particularly bounded and described as follows:

BEGINNING at a point in the proposed southerly road line of Thompsonville Road in a curve from which the radial bears North 31°23'44" West, at the same point of beginning as above described parcel "CE-3" and running easterly along the said boundary of Parcel "CE-3" South 43°23'07" East, a distance of 20.45 feet to a point on a non-tangent curve to the right from where the radial bears North 31°26'10" West, and continuing parallel to and 20.00 feet off of the proposed southerly road line of Thompsonville Road the following eleven (11) courses and distances:

133)	Along the aforementioned non-tangent curve to the right, from where the radial bears North 31°26'10" West, having a radius of 6041.00 feet and an arc length of 21.40 feet to a point of tangency,

134)	South 58°46'01" West, a distance of 580.69 feet,

135)	South 57°31'23" West, a distance of 42.42 feet to a point of curvature,

136)	Along a curve to the left, having a radius of 5087.73 feet, and an arc length of 304.64 feet to a point of tangency,

137)	South 54°05'32" West, a distance of 143.30 feet to the boundary of the above-described parcel "CE-3,"

CONTINUING along said boundary, the following six (6) courses and distances;

138)	North 25°55'39" West, a distance of 20.31 feet to the proposed southerly road line of Thompsonville Road and continuing along said road line the remaining five (5) courses and distances,

139)	North 54°05'32" East, a distance of 139.78 feet to a point of curvature,

140)	Along a curve to the right, having a radius of 5107.73 feet, and an arc length of 305.84 feet to a point of tangency,

141)	North 57°31'23" East, a distance of 42.64 feet,

142)	North 58°46'01" East, a distance of 580.91 feet to an iron pin at the point of curvature and

143)
Along a curve to the left, having a radius of 6021.00 feet, and an arc length of 17.08 feet to a point on the curve from which the radial bears North 31°23'44" West said point being the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 21,902 square feet or 0.503 acres of land more or less.

ALSO EXCEPTING AND RESERVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York in Great Lot 13, Hardenburg Patent and shown on the aforementioned "Conservation Easement Map," along the proposed southerly road line of Thompsonville Road for the purposes of a 20 foot wide

{00427280.DOCX.1}

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

Landscape Buffer easement, which is more particularly bounded and described as follows:
BEGINNING at an iron pin on the proposed southerly road line of Thompsonville Road where the same is intersected by the easterly boundary of now or formerly Congregation Ahavas Zion Anshe (tax lot 23-1-11.12) and continuing along said proposed southerly road line of Thompsonville Road and also along the boundary of "CE-3" the following seven (7) courses and distances;

144)	South 69°58'51" East, a distance of 44.85 feet,

145)	South 68°44'39" East, a distance of 109.08 feet,

146)	South 65°26'13" East, a distance of 61.94 feet,

147)	South 62°26'24" East, a distance of 51.11 feet to a point of curvature,

148)	Along a curve to the right, having a radius of 329.00 feet, and an arc length of 143.04 feet to a point of tangency,

149)	South 37°31'48" East, a distance of 80.45 feet to a point of curvature,

150)	Along a curve to the left, having a radius of 196.00 feet, and an arc length of 159.83 feet to a point on the curve from which the radial bears North 05°44'54" East,
CONTINUING along aforementioned "CE-3" boundary, South 05°44'54" West, a distance of 20.00 feet to a point on a non-tangent curve to the right from where the
Dec2015.doc    Page 10 of 11

radial bears North 05°44'54" East, and continuing parallel to and 20.00 feet off of the proposed southerly road line of Thompsonville Road the following seven (7) courses and distances;

151)	Along the non-tangent curve to the right from where the radial bears North 05°44'54" East, having a radius of 216.00 feet, and an arc length of 176.14 feet to a point of tangency,

152)	North 37°31'48" West, a distance of 80.45 feet to a point of curvature,

153)	Along a curve to the left, having a radius of 309.00 feet, and an arc length of 134.34 feet to a point of tangency,

154)	North 62°26'24" West, a distance of 50.58 feet,

155)	North 65°26'13" West, a distance of 60.84 feet,

156)	North 68°44'39" West, a distance of 108.28 feet and

157)	North 69°58'51" West, a distance of 44.89 feet to the aforementioned easterly boundary of now or formerly Congregation Ahavas Zion Anshe (tax lot 23-1-11.12),
CONTINUING along said boundary, North 20°44'07" East, a distance of 20.00 feet to a point in the aforementioned proposed southerly road line of Thompsonville Road, said point being the POINT AND PLACE OF BEGINNING.

{00427280.DOCX.1}

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

CONTAINING an area of 13,058 square feet or 0.300 acres of land more or less.

{00427280.DOCX.1}

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

15-1-16
N/F
EPR Concord II, LP
15-1-17
N/F
EPR Concord II, LP
15-1-18
N/F
EPR Concord II, LP
15-1-16
N/F
EPR Concord II, LP
15-1-20
N/F
Sunshine
PROPOSED ROAD ROW
CHALET ROAD
PROPOSED ROAD ROW
ROAD
BOUNDARY
MAG
GREAT LOT No. 1
GREAT LOT No. 13
N/F
EPR Concord II, LP
23-1-54.5
N/F
EPR Concord II, LP
23-1-53.2
EASEMENT
BOUNDARY
IP
23-1-52.2
N/F
EPR Concord II, LP
ROAD
BUFFER
ROAD
23-1-53.1
N/F
EPT Concord II, LLC
PARCEL 3
23-1-54.6
N/F
EPR Concord II, LP
R.O.W.
ROAD
R.O.W.
23-2-1
N/F
EPR Concord II, LP
THOMPSONVILLE
PROPOSED
LANDSCAPE
PROPOSED
S43°44'23"W
26.10'
279.74'
MATCH TO SHEET 2 OF 5
EASEMENT
23-1-53.3
N/F
EPR Concord II, LP
23-1-54.3
N/F
EPT Concord II, LLC
PARCEL 1
23-1-52.1
N/F
EPT Concord II, LLC
HORIZONTAL IMPROVEMENT EASEMENT
PARKING AND DRIVE AISLE EASEMENT
23-1-53.4
N/F
EPT Concord II, LLC
ROAD
ROAD
PROPOSED
JOYLAND
23-1-54.1
N/F
EPT Concord II, LLC

VICINITY MAP 1" = 5000'

Certified, as noted and limited below, only to:
– EPR CONCORD II, L.P.

The surveyor's seal, signature and any certification appearing hereon signify that, to the best of his knowledge and belief, this survey was prepared in accordance with the minimum standards for land surveys as set forth in the Code of Practice adopted by the New York State Association of Professional Land Surveyors, Inc.

Unauthorized alteration or addition to a survey map bearing a licensed land surveyor's seal is a violation of Section 7209, Sub–Division 2 of the New York State Education Law.

Certifications shall run only to the person for whom this survey was prepared, and on his behalf, to the title company, lending institution and governmental agency listed hereon; said certifications are not intended to run to additional title companies, lending institutions, subsequent owners or future contract vendees.

The horizontal orientation of this map is based on the local deed system.

Only copies of this survey map marked with both this surveyor's original seal and signature shall be considered as valid true copies.

Underground improvements, structures, utilities or encroachments, and any easements related thereto, are not shown hereon unless otherwise noted and are not guaranteed or certified as complete or accurate. Consult with the appropriate utility company or agency prior to designing improvements, commencing demolition, or construction.

This survey was prepared without the benefit of an Abstract of Title and is subject to any state of facts that an accurate examination may reveal.

The property shown hereon may be subject to restrictions, covenants and/or easements, written or implied.

If the premises shown hereon consists of two or more parcels, the parcels are contiguous and when taken together form one parcel without any gaps or gores.

CONSERVATION EASEMENT MAP

PREPARED FOR

EPR CONCORD II, L.P.

SCALE: 1" = 100'

SHEET 1 OF 5

LEGEND

- CONSERVATION EASEMENT BOUNDARY
- SUBDIVISION PARCEL BOUNDARY
- PROPOSED ROAD BOUNDARY
- LANDSCAPE BUFFER EASEMENT BOUNDARY
- TAX LOT LINE (TO BE ELIMINATED)
- TAX LOT LINE
- 23-1-48 TAX LOT NUMBER

AREA CHART

EASEMENT	SQUARE FEET	ACRES
"CE-1"	440,949	10.123
"CE-2"	1,995,185	45.803
"CE-3"	4,485,185	102.966
LANDSCAPE BUFFER	21,902	0.503
LANDSCAPE BUFFER	13,058	0.300

THE STATE OF NEW YORK REQUIRES NOTIFICATION BY EXCAVATORS, DESIGNERS, OR ANY PERSON PREPARING TO DISTURB THE EARTH'S SURFACE ANYWHERE IN THE STATE.

CONTRACTORS' LINE & GRADE SOUTH, LLC
23 Nepperhan Avenue
Elmsford, New York 10523
Phone: (914) 347-3141 Fax: (914) 347-3120
Office@lineandgrade.net

STATE OF NEW YORK — SVEN J. WILLAND — 050054 — LICENSED LAND SURVEYOR

Copyright (c) 2015 CONTRACTORS' LINE & GRADE SOUTH, LLC All Rights Reserved.

D:\Land Projects 2004\01-189 Cappelli\dwg\Conservation Easement.dwg

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

GREAT LOT No. 1
GREAT LOT No. 13
13-3-22
N/F
EPR Concord II, LP
13-3-24
N/F
T/O Thompson
13-3-25.1
N/F
EPR Concord II, LP
"CE-1"
"CE-2"
"CE-3"
23-1-52.2
N/F
EPR Concord II, LP
23-1-52.1
N/F
EPT Concord II, LLC
23-1-52.4
N/F
EPT Concord II, LLC
THOMPSONVILLE ROAD
PROPOSED ROAD
ROAD BOUNDARY
LANDSCAPE BUFFER EASEMENT
MATCH TO SHEET 3 OF 5
MATCH TO SHEET 4 OF 5
MATCH TO SHEET 1 OF 5
LAKE

VICINITY MAP 1" = 5000'

Certified, as noted and limited below, only to:
– EPR CONCORD II, L.P.

The surveyor's seal, signature and any certification appearing hereon signify that, to the best of his knowledge and belief, this survey was prepared in accordance with the minimum standards for land surveys as set forth in the Code of Practice adopted by the New York State Association of Professional Land Surveyors, Inc.

Unauthorized alteration or addition to a survey map bearing a licensed land surveyor's seal is a violation of Section 7209, Sub–Division 2 of the New York State Education Law.

Certifications shall run only to the person for whom this survey was prepared, and on his behalf, to the title company, lending institution and governmental agency listed hereon; said certifications are not intended to run to additional title companies, lending institutions, subsequent owners or future contract vendees.

The horizontal orientation of this map is based on the local deed system.

Only copies of this survey map marked with both this surveyor's original seal and signature shall be considered as valid true copies.

Underground improvements, structures, utilities or encroachments, and any easements related thereto, are not shown hereon unless otherwise noted and are not guaranteed or certified as complete or accurate. Consult with the appropriate utility company or agency prior to designing improvements, commencing demolition, or construction.

This survey was prepared without the benefit of an Abstract of Title and is subject to any state of facts that an accurate examination may reveal.

The property shown hereon may be subject to restrictions, covenants and/or easements, written or implied.

If the premises shown hereon consists of two or more parcels, the parcels are contiguous and when taken together form one parcel without any gaps or gores.

CONSERVATION EASEMENT MAP

PREPARED FOR

EPR CONCORD II, L.P.

PROPERTY SITUATE IN THE

Date: DECEMBER 18, 2015

SCALE: 1" = 100'

SHEET 2 OF 5

LEGEND

- CONSERVATION EASEMENT BOUNDARY
- SUBDIVISION PARCEL BOUNDARY
- PROPOSED ROAD BOUNDARY
- LANDSCAPE BUFFER EASEMENT BOUNDARY
- TAX LOT LINE (TO BE ELIMINATED)
- TAX LOT LINE
- 23-1-48 TAX LOT NUMBER

AREA CHART

EASEMENT	SQUARE FEET	ACRES
"CE-1"	440,949	10.123
"CE-2"	1,995,185	45.803
"CE-3"	4,485,185	102.966
LANDSCAPE BUFFER	21,902	0.503
LANDSCAPE BUFFER	13,058	0.300

THE STATE OF NEW YORK REQUIRES NOTIFICATION BY EXCAVATORS, DESIGNERS, OR ANY PERSON PREPARING TO DISTURB THE EARTH'S SURFACE ANYWHERE IN THE STATE.

CONTRACTORS' LINE & GRADE SOUTH, LLC
23 Nepperhan Avenue
Elmsford, New York 10523
Phone: (914) 347-3141 Fax: (914) 347-3120
Office@lineandgrade.net

STATE OF NEW YORK · STEVEN J. WILLARD · 050004 · LICENSED LAND SURVEYOR

Copyright (c) 2015 CONTRACTORS' LINE & GRADE SOUTH, LLC All Rights Reserved.

D:\Land Projects 2004\01-189 Coppell\dwg\Conservation Easement.dwg

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

MATCH TO SHEET 2 OF 5
MATCH TO SHEET 4 OF 5
MATCH TO SHEET 5 OF 5
"CE-2"
"CE-3"
"CE-3"
PARCEL 2
PARCEL 2
THOMPSONVILLE ROAD
BOUNDARY ROAD
PROPOSED ROAD
LANDSCAPE BUFFER
TANNERY BROOK
TANNERY BROOK
VILLAGE OF MONTICELLO
SECTION 108
13-3-25.1
N/F
EPR Concord II, LP
13-3-25.1
N/F
EPR Concord II, LP
13-3-27.2
N/F
Robinson
13-3-26.2
N/F
EPR Concord II, LP
13-3-26.1
N/F
EPR Concord II, LP
N/F
Jewish General Aid Association
13-3-29
N/F
Jewish Gen. Aid Society Cemetery
N/F
Congregation Chesed Shelemes of Monticello
N/F
Congregation Ahavas Zion Anshe
23-1-11.12
N/F
Chevro Ahavath Zion Anshe Cemetery
N/F
Monticello Brother Aid Society
23-1-11.7
N/F
Workmans Circle Cemetery
23-1-11.3
N/F
EPT Concord II, LLC
N/F
EPR Concord II, LP
23-1-48.2
23-1-52.4
N/F
EPT Concord II, LLC
23-1-48.1
N/F
EPT Concord II, LLC
23-1-48.1

VICINITY MAP 1" = 5000'

Certified, as noted and limited below, only to:
– EPR CONCORD II, L.P.

The surveyor's seal, signature and any certification appearing hereon signify that, to the best of his knowledge and belief, this survey was prepared in accordance with the minimum standards for land surveys as set forth in the Code of Practice adopted by the New York State Association of Professional Land Surveyors, Inc.

Unauthorized alteration or addition to a survey map bearing a licensed land surveyor's seal is a violation of Section 7209, Sub–Division 2 of the New York State Education Law.

Certifications shall run only to the person for whom this survey was prepared, and on his behalf, to the title company, lending institution and governmental agency listed hereon; said certifications are not intended to run to additional title companies, lending institutions, subsequent owners or future contract vendees.

The horizontal orientation of this map is based on the local deed system.

Only copies of this survey map marked with both this surveyor's original seal and signature shall be considered as valid true copies.

Underground improvements, structures, utilities or encroachments, and any easements related thereto, are not shown hereon unless otherwise noted and are not guaranteed or certified as complete or accurate. Consult with the appropriate utility company or agency prior to designing improvements, commencing demolition, or construction.

This survey was prepared without the benefit of an Abstract of Title and is subject to any state of facts that an accurate examination may reveal.

The property shown hereon may be subject to restrictions, covenants and/or easements, written or implied.

If the premises shown hereon consists of two or more parcels, the parcels are contiguous and when taken together form one parcel without any gaps or gores.

CONSERVATION EASEMENT MAP

PREPARED FOR

EPR CONCORD II, L.P.

SCALE: 1" = 100'

SHEET 3 OF 5

LEGEND

- CONSERVATION EASEMENT BOUNDARY
- SUBDIVISION PARCEL BOUNDARY
- PROPOSED ROAD BOUNDARY
- LANDSCAPE BUFFER EASEMENT BOUNDARY
- TAX LOT LINE (TO BE ELIMINATED)
- TAX LOT LINE
- 23-1-48 TAX LOT NUMBER

AREA CHART

EASEMENT	SQUARE FEET	ACRES
"CE-1"	440,949	10.123
"CE-2"	1,995,185	45.803
"CE-3"	4,485,185	102.966
LANDSCAPE BUFFER	21,902	0.503
LANDSCAPE BUFFER	13,058	0.300

THE STATE OF NEW YORK REQUIRES NOTIFICATION BY EXCAVATORS, DESIGNERS, OR ANY PERSON PREPARING TO DISTURB THE EARTH'S SURFACE ANYWHERE IN THE STATE.

CONTRACTORS' LINE & GRADE SOUTH, LLC
23 Nepperhan Avenue
Elmsford, New York 10523
Phone: (914) 347–3141 Fax: (914) 347–3120
Office@lineandgrade.net

Copyright (c) 2015 CONTRACTORS' LINE & GRADE SOUTH, LLC All Rights Reserved.

STATE OF NEW YORK · STEVEN J. WILLARD · 050054 · LICENSED LAND SURVEYOR

D:\Land Projects 2004\01-189 Coppelli\dwg\Conservation Easement.dwg

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

MATCH TO SHEET 2 OF 5
MATCH TO SHEET 3 OF 5
MATCH TO SHEET 5 OF 5
"CE-2"
"CE-3"
"CE-3"
"CE-3"
"CE-3"
PARCEL 1
PARCEL 2
PARCEL 2
LAKE
TANNERY BROOK
TANNERY BROOK
THOMPSONVILLE ROAD
ROAD BOUNDARY
BOUNDARY
PROPOSED
PROPOSED
LANDSCAPE
BUFFER
13-3-25.1
N/F
EPR Concord II, LP
23-1-48.1
23-1-52.4
N/F
EPT Concord II, LLC
23-1-52.1
N/F
EPT Concord II, LLC
23-1-52.1
N/F
EPT Concord II, LLC
23-1-48.1
N/F
EPT Concord II, LLC
23-1-48.2
N/F
EPR Concord II, LP
23-1-50.2
N/F
EPR Concord II, LP
23-1-51.2
N/F
EPR Concord II, LP
S15°13'50"W
595.67'
S74°58'41"E
439.67'
220.13'
S15°01'19"W
440.85'
N74°58'41"W
201.12'
S19°43'45"W
IP
N70°16'15"W
49.61'
2189.01'
384.50'
N25°55'59"W
771.37'
N38°54'21"E
612.56'
S84°21'25"E
567.61'
S73°46'48"W
S76°00'44"W
S73°30'40"W
S71°31'11"W
S71°45'35"W
S57°31'23"W
S58°46'01"W
37.44'
43.18'

VICINITY MAP 1" = 5000'

Certified, as noted and limited below, only to:
– EPR CONCORD II, L.P.

The surveyor's seal, signature and any certification appearing hereon signify that, to the best of his knowledge and belief, this survey was prepared in accordance with the minimum standards for land surveys as set forth in the Code of Practice adopted by the New York State Association of Professional Land Surveyors, Inc.

Unauthorized alteration or addition to a survey map bearing a licensed land surveyor's seal is a violation of Section 7209, Sub-Division 2 of the New York State Education Law.

Certifications shall run only to the person for whom this survey was prepared, and on his behalf, to the title company, lending institution and governmental agency listed hereon; said certifications are not intended to run to additional title companies, lending institutions, subsequent owners or future contract vendees.

The horizontal orientation of this map is based on the local deed system.

Only copies of this survey map marked with both this surveyor's original seal and signature shall be considered as valid true copies.

Underground improvements, structures, utilities or encroachments, and any easements related thereto, are not shown hereon unless otherwise noted and are not guaranteed or certified as complete or accurate. Consult with the appropriate utility company or agency prior to designing improvements, commencing demolition, or construction.

This survey was prepared without the benefit of an Abstract of Title and is subject to any state of facts that an accurate examination may reveal.

The property shown hereon may be subject to restrictions, covenants and/or easements, written or implied.

If the premises shown hereon consists of two or more parcels, the parcels are contiguous and when taken together form one parcel without any gaps or gores.

LEGEND

- CONSERVATION EASEMENT BOUNDARY
- SUBDIVISION PARCEL BOUNDARY
- PROPOSED ROAD BOUNDARY
- LANDSCAPE BUFFER EASEMENT BOUNDARY
- TAX LOT LINE (TO BE ELIMINATED)
- TAX LOT LINE
- 23-1-48 TAX LOT NUMBER

AREA CHART

EASEMENT	SQUARE FEET	ACRES
"CE-1"	440,949	10.123
"CE-2"	1,995,185	45.803
"CE-3"	4,485,185	102.966
LANDSCAPE BUFFER	21,902	0.503
LANDSCAPE BUFFER	13,058	0.300

THE STATE OF NEW YORK REQUIRES NOTIFICATION BY EXCAVATORS, DESIGNERS, OR ANY PERSON PREPARING TO DISTURB THE EARTH'S SURFACE ANYWHERE IN THE STATE.

CONSERVATION EASEMENT MAP

PREPARED FOR

EPR CONCORD II, L.P.

SCALE: 1" = 100'

SHEET 4 OF 5

CONTRACTORS' LINE & GRADE SOUTH, LLC
23 Nepperhan Avenue
Elmsford, New York 10523
Phone: (914) 347-3141 Fax: (914) 347-3120
Office@lineandgrade.net

STATE OF NEW YORK · LICENSED LAND SURVEYOR · 050054

Copyright (c) 2015 CONTRACTORS' LINE & GRADE SOUTH, LLC All Rights Reserved.

D:\Land Projects 2004\01-189 Coppell\dwg\Conservation Easement.dwg

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

"CE-3"
PARCEL 2
MATCH TO SHEET 3 OF 5
MATCH TO SHEET 4 OF 5
TANNER)
N45°42'43"W
372.35'
N41°35'52"W
Map No.193, R-1, Parcel No.374
Map No.194, R-1, Parcel No.378
414.77'
IP
N70°31'44"W
1209.71'
23-1-48.1
N/F
EPT Concord II, LLC
783.41'
23-1-50.2
N/F
EPR Concord II, LP
23-1-51.2
N/F
EPR Concord II, LP
23-1-47
N/F
Manowitz
"CE-3"
N.Y.S. ROUTE 17
N15°13'50"E
47
46
N38°52'58"W
MON
496.67'
N36°30'48"W
S09°52'17"W
281.14'
S19°13'17"W
542.23'

VICINITY MAP 1" = 5000'

Certified, as noted and limited below, only to:
– EPR CONCORD II, L.P.

The surveyor's seal, signature and any certification appearing hereon signify that, to the best of his knowledge and belief, this survey was prepared in accordance with the minimum standards for land surveys as set forth in the Code of Practice adopted by the New York State Association of Professional Land Surveyors, Inc.

Unauthorized alteration or addition to a survey map bearing a licensed land surveyor's seal is a violation of Section 7209, Sub–Division 2 of the New York State Education Law.

Certifications shall run only to the person for whom this survey was prepared, and on his behalf, to the title company, lending institution and governmental agency listed hereon; said certifications are not intended to run to additional title companies, lending institutions, subsequent owners or future contract vendees.

The horizontal orientation of this map is based on the local deed system.

Only copies of this survey map marked with both this surveyor's original seal and signature shall be considered as valid true copies.

Underground improvements, structures, utilities or encroachments, and any easements related thereto, are not shown hereon unless otherwise noted and are not guaranteed or certified as complete or accurate. Consult with the appropriate utility company or agency prior to designing improvements, commencing demolition, or construction.

This survey was prepared without the benefit of an Abstract of Title and is subject to any state of facts that an accurate examination may reveal.

The property shown hereon may be subject to restrictions, covenants and/or easements, written or implied.

If the premises shown hereon consists of two or more parcels, the parcels are contiguous and when taken together form one parcel without any gaps or gores.

LEGEND

(heavy long-short dashed line)	CONSERVATION EASEMENT BOUNDARY
(long-short dashed line)	SUBDIVISION PARCEL BOUNDARY
(light dashed line)	PROPOSED ROAD BOUNDARY
(dashed line)	LANDSCAPE BUFFER EASEMENT BOUNDARY
(dash-dot line)	TAX LOT LINE (TO BE ELIMINATED)
(short dashed line)	TAX LOT LINE
23–1–48	TAX LOT NUMBER

AREA CHART

EASEMENT	SQUARE FEET	ACRES
"CE–1"	440,949	10.123
"CE–2"	1,995,185	45.803
"CE–3"	4,485,185	102.966
LANDSCAPE BUFFER	21,902	0.503
LANDSCAPE BUFFER	13,058	0.300

CONTRACTORS' LINE & GRADE SOUTH, LLC
23 Nepperhan Avenue
Elmsford, New York 10523
Phone: (914) 347–3141 Fax: (914) 347–3120
Office@lineandgrade.net

Copyright (c) 2015 CONTRACTORS' LINE & GRADE SOUTH, LLC All Rights Reserved.

STATE OF NEW YORK · STEVEN J. WILLARD · 050054 · LICENSED LAND SURVEYOR

THE STATE OF NEW YORK REQUIRES NOTIFICATION BY EXCAVATORS, DESIGNERS, OR ANY PERSON PREPARING TO DISTURB THE EARTH'S SURFACE ANYWHERE IN THE STATE.

CONSERVATION EASEMENT MAP

PREPARED FOR

EPR CONCORD II, L.P.

SCALE: 1" = 100'

SHEET 5 OF 5

D:\Land Projects 2004\01-189 Cappelli\dwg\Conservation Easement.dwg

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Exhibit E

Form of Financial Report

[See attached.]

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Exhibit F

Legal Description of Master Development Site

PARCEL “I”

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ALL that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel “I” and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at a point at the southwest corner of lands now or formerly of EPR Concord II, LP on the northerly line of County Route No. 109 also known as Kiamesha Lake Road;

THENCE North 15°59’50” East, a distance of 570.09 feet to an intersection of stonewalls on the division line between the Town of Fallsburg on the north and the Town of Thompson on the south and continuing along same South 69°17’00” East, a distance of 1074.74 feet;

THENCE South 02°28’00” West, a distance of 218.80 feet to the aforementioned northerly line of County Route No. 109 also known as Kiamesha Lake Road and continuing along same North 87°32’00” West, a distance of 388.63 feet;

THENCE North 03°12’00” East, a distance of 150.00 feet;

THENCE North 86°48’00” West, a distance of 300.00 feet;

THENCE South 03°12’00” West, a distance of 150.00 feet to the aforementioned northerly line of County Route No. 109 also known as Kiamesha Lake Road and continuing along same the following two (2) courses and distances;

1.	North 88°00’00” West, a distance of 315.50 feet and

2.	North 87°35’51” West, a distance of 149.97 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 385,641 square feet; or 8.853 acres of land more or less.

SAID parcel being known as Section 15 Block 1 Lot(s) 4 & 5 and part of 12.1 of the Town of Thompson Tax Maps.

PARCEL ‘II’

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel ‘II’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at the northeasterly corner of the herein described parcel at a point on the northerly line of County Route No. 109 also known as Kiamesha Lake Road and continuing along same North 86°58’52” West, a distance of 261.00 feet;

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THENCE North 25°21’14” East, a distance of 60.54 feet;

THENCE South 89°15’55” East, a distance of 25.02 feet;

THENCE South 79°46’52” East, a distance of 51.91 feet;

THENCE South 71°52’06” East, a distance of 55.54 feet;

THENCE South 68°31’20” East, a distance of 113.73 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 9,086 square feet; or 0.209 acres of land more or less.

SAID parcel being known as Section 15 Block 1 Lot 49 of the Town of Thompson Tax Maps.

PARCEL ‘III’

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel `III’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at a mag nail set in the intersection of the southerly line of County Route No. 109 also known as Kiamesha Lake Road and the centerline of County Route 182 also known as Concord Road and continuing along the aforementioned southerly line of County Route No. 109 also known as Kiamesha Lake Road the following nine (9) courses and distances;

3.	South 87°35’17” East, a distance of 150.86 feet,

4.	South 88°28’17” East, a distance of 94.01 feet,

5.	South 87°52’17” East, a distance of 70.39 feet,

6.	South 86°57’17” East, a distance of 147.30 feet,

7.	South 86°32’17” East, a distance of 200.40 feet,

8.	South 86°51’17” East, a distance of 310.71 feet,

9.	South 87°19’17” East, a distance of 467.40 feet,

10.	South 86°52’59” East, a distance of 289.67 feet and

11.	South 77°47’08” East, a distance of 482.81 feet to the division line between the Town of Fallsburg on the north and the Town of Thompson on the south;

CONTINUING along same the following two (2) courses and distances;

12.	South 68°45’29” East, a distance of 959.75 feet and

13.	South 69°00’29” East, a distance of 1223.13 feet to an iron pin set in the approximate centerline of the West Branch of Sheldrake Stream;

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CONTINUING along same the following twenty-nine (29) courses and distances;

14.	South 07°51’27” East, a distance of 30.42 feet,

15.	South 19°46’28” East, a distance of 354.20 feet,

16.	South 37°38’32” East, a distance of 180.68 feet,

17.	South 22°37’10” East, a distance of 96.91 feet,

18.	South 11°59’08” East, a distance of 366.93 feet,

19.	South 43°11’52” East, a distance of 95.64 feet,

20.	South 67°43’50” East, a distance of 102.99 feet,

21.	South 61°57’30” East, a distance of 72.30 feet,

22.	South 06°47’30” East, a distance of 86.33 feet,

23.	South 28°46’20” West, a distance of 67.03 feet,

24.	South 06°51’14” East, a distance of 28.12 feet,

25.	South 37°49’38” East, a distance of 118.30 feet,

26.	South 25°10’27” East, a distance of 89.74 feet,

27.	South 07°26’20” East, a distance of 120.14 feet,

28.	South 01°55’56” East, a distance of 423.06 feet,

29.	South 21°42’05” East, a distance of 166.05 feet,

30.	South 03°21’10” East, a distance of 71.11 feet,

31.	South 33°47’03” East, a distance of 160.33 feet,

32.	South 89°11’55” East, a distance of 80.45 feet,

33.	South 42°01’43” East, a distance of 134.90 feet,

34.	South 18°46’10” West, a distance of 14.55 feet,

35.	South 13°35’40” East, a distance of 75.29 feet,

36.	South 00°58’26” West, a distance of 234.27 feet,

37.	South 08°53’16” West, a distance of 119.20 feet,

38.	South 10°00’15” East, a distance of 241.24 feet,

39.	South 29°19’03” East, a distance of 323.51 feet,

40.	South 23°33’36” East, a distance of 286.99 feet,

41.	South 07°03’12” East, a distance of 111.94 feet and

42.	South 18°55’17” East, a distance of 83.94 feet;

THENCE South 58°40’39” East, a distance of 405.38 feet;

THENCE North 61°21’13” East, a distance of 233.12 feet;

THENCE North 62°05’14” East, a distance of 187.14 feet;

THENCE North 62°17’11” East, a distance of 452.54 feet to the westerly line of County Route 161 also known as Heiden Road and continuing along same South 37°52’19” East, a distance of 50.80 feet;

THENCE South 62°17’11” West, a distance of 461.21 feet;

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THENCE South 62°05’04” West, a distance of 186.93 feet;

THENCE South 61°21’21” West, a distance of 255.70 feet to an iron pin set in the line of division 18 on the north & division 17 on the south of Great Lot 1 of the Hardenburg Patent;

CONTINUING along same the following two (2) courses and distances;

43.	North 69°23’31” West, a distance of 976.04 feet and

44.	North 68°34’41” West, a distance of 1289.25 feet to an iron pin set;

THENCE South 16°09’30” West, a distance of 3187.18 feet to a mag nail set in the centerline of Thompsonville Road;

CONTINUING along same the following two (2) courses and distances;

45.	South 85°20’09” West, a distance of 128.96 feet and

46.	North 84°52’46” West, a distance of 67.00 feet;

THENCE crossing Thompsonville Road, South 15°41’46” West, a distance of 28.03 feet to the Hardenburg Patent division line of Great Lot 1 on the north and Great Lot 13 on the south also being the southerly line of Thompsonville Road and continuing along same North 69°20’00” West, a distance of 550.03 feet;

THENCE South 15°32’37” West, a distance of 1016.98 feet;

THENCE South 70°51’44” East, a distance of 595.00 feet;

THENCE South 16°37’16” West, a distance of 635.00 feet;

THENCE South 67°34’24” East, a distance of 356.90 feet;

THENCE North 15°35’33” East, a distance of 850.00 feet;

THENCE North 65°39’27” West, a distance of 400.00 feet;

THENCE North 20°35’33” East, a distance of 410.00 feet;

THENCE South 66°54’27” East, a distance of 54.00 feet;

THENCE North 13°35’33” East, a distance of 383.91 feet to the southerly line of Thompsonville Road;

CONTINUING along same the following four (4) courses and distances;

47.	South 85°12’38” East, a distance of 37.41 feet,

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48.	North 84°27’33” East, a distance of 241.27 feet,

49.	North 82°57’33” East, a distance of 200.00 feet and

50.	North 86°35’33” East, a distance of 194.71 feet;

THENCE South 16°35’33” West, a distance of 307.88 feet to the Hardenburg Patent division line of Great Lot 1 on the north and Great Lot 13 on the south, and continuing along same South 69°34’27” East, a distance of 653.27 feet to an iron pin set;

THENCE South 17°11’33” West, a distance of 2648.90 feet to an iron pin set;

THENCE North 67°54’27” West, through two (2) found iron pins, a distance of 1245.00 feet to an iron pin found;

THENCE South 15°35’33” West, a distance of 49.50 feet;

THENCE North 70°13’44” West, a distance of 313.98 feet;

THENCE North 69°09’44” West, a distance of 77.20 feet;

THENCE North 70°16’44” West, a distance of 734.96 feet to an axle found;

THENCE North 12°21’46” East, a distance of 405.31 feet to an iron pin set;

THENCE North 69°37’13” West, a distance of 462.31 feet to a mag nail set in the centerline of Joyland Road;

CONTINUING along same the following three (3) courses and distances;

51.	South 14°13’43” West, a distance of 236.13 feet,

52.	South 16°08’03” West, a distance of 387.79 feet and

53.	South 16°01’34” West, a distance of 481.21 feet to a mag nail set;

THENCE North 69°09’17” West, a distance of 660.73 feet to an iron pin found;

THENCE South 27°05’36” West, a distance of 751.68 feet an iron pin found;

THENCE South 70°46’12” East, a distance of 804.61 feet to a mag nail set in the aforementioned centerline of Joyland Road and continuing along same South 16°44’54” West, a distance of 271.95 feet a mag nail set;

THENCE North 70°48’02” West, a distance of 1621.89 feet to an iron pin set;

THENCE North 17°15’50” East, a distance of 272.71 feet to an iron pin set;

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THENCE North 69°58’30” West, a distance of 332.95 feet to the westerly line of the Olmstead lot;

CONTINUING along same the following two (2) courses and distances;

54.	South 18°45’55” West, a distance of 338.72 feet and

55.	South 15°19’04” West, a distance of 829.77 feet, partially along a stonewall to the southwesterly corner of said Olmstead lot;

THENCE running along the southerly line of said Olmstead lot, South 72°32’56” East, a distance of 105.24 feet to an iron pin found in the westerly line of now or formerly Shevas Achim Bungalow Inc. (tax lot 23-1-65.2) and continuing along same North 14°20’43” East, a distance of 15.99 feet to an iron pin found in the northwest corner of now or formerly Shevas Achim Bungalow Inc. (tax lot 23-1-65.2);

THENCE running along the division line between now or formerly Shevas Achim Bungalow Inc. (tax lot 23-1-63) on the north and now or formerly Shevas Achim Bungalow Inc. (tax lot 23-1-65.2) on the south, South 70°30’27” East, a distance of 602.00 feet to an iron pin found;

THENCE through lands of now or formerly Shevas Achim Bungalow Inc. (tax lot 23‑1‑65.2), South 19°29’33” West, a distance of 166.45 feet to an iron pin found in the division line of now or formerly Shevas Achim Bungalow Inc. (tax lot 23-1-65.2) on the north and now or formerly EPR Concord II, LP (tax lot 23-1-65.1) on the south and continuing along same South 71°38’01” East, a distance of 663.00 feet to an iron pin found;

THENCE through lands of now or formerly EPR Concord II, LP (tax lot 23-165.1) and now or formerly Shevas Achim Bungalow Inc. (tax lot 23-1-65.3), South 19°29’33” West, a distance of 74.46 feet to an iron pin found in the division line of now or formerly Shevas Achim Bungalow Inc. (tax lot 23-1-65.3) on the north and now or formerly EPR Concord II, LP (tax lot 31-1-19.2) on the south and continuing along same and also along the line between lot numbers 40 and 46 of Great Lot 13, Hardenburg Patent, South 70°30’27” East, a distance of 282.09 feet to an iron pin found at the northwest corner of now or formerly Nachlai Emunah Bungalows, Inc. (tax lot 31-1-18);

THENCE running along the westerly line of said Nachlai Emunah Bungalows, Inc. (tax lot 31-1-18) and parallel to the center of the travelled way of Joyland Road, South 14°26’13” West, a distance of 531.11 feet to the southwesterly corner of said Nachlai Emunah Bungalows, Inc.;

THENCE running along the southerly line of said Nachlai Emunah Bungalows, Inc. (tax lot 31-1-18) the following three (3) courses and distances;

56.	South 62°40’47” East, a distance of 180.80 feet,

57.	South 25°08’13” West, a distance of 26.80 feet, parallel to and 9 feet easterly of the easterly edge of a concrete slab on which a pump house formerly existed on the herein described parcel and

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58.
South 67°43’51” East, a distance of 138.77 feet, parallel to and 6 feet southerly of the southerly face of the main house on said lands of Nachlai Emunah Bungalows, Inc. to the westerly line of Joyland Road at a point 8.0± meters distant westerly and measured at right angles from Station J1+312.8± of the 1998 survey baseline of the Bloomburg-Monticello Part 2, State Highway No. 5457;

CONTINUING along same the following two (2) courses and distances;

59.	South 73°17’31” West, a distance of 17.81 feet to a point 12.500 meters westerly and measured at right angles from Station J1+310.000 of said 1998 survey baseline and

60.
South 18°53’32” West, a distance of 113.40 feet to a monument at the common corner of the northerly line of said State Highway No. 5457 (Route 17) and the westerly line of Joyland Road, 25.700 meters northerly and measured at right angles from Station 1+289.500 of said 1998 survey baseline;

THENCE running along the said northerly line of said State Highway No. 5457 (Route 17) (acquired by New York State without right of access to and from abutting property), the following nine (9) courses and distances;

61.	North 75°33’24” West, a distance of 229.13 feet to a point 67.300 meters northerly and measured at right angles from Station 10+760.300 of said 1998 survey baseline,

62.	South 84°35’43” West, a distance of 93.92 feet to a monument 53.000 meters northerly and measured at right angles from Station 10+735.500 of said 1998 survey baseline,

63.	North 62°31’32” West, a distance of 58.15 feet to a point 53.9± meters northerly and measured at right angles from Station 10+717.8± of said 1998 survey baseline,

64.	North 49°50’28” West, a distance of 169.63 feet to a monument 67.8± meters northerly and measured at right angles from Station 10+668.0± of said 1998 survey baseline,

65.	North 47°50’24” West, a distance of 616.51 feet to a point 43.100 meters northerly and measured at right angles from Station 10+445.000 of said 1998 survey baseline,

66.	North 41°10’03” West, a distance of 245.71 feet through a monument on line, to a monument 36.5± meters northerly and measured at right angles from Station 10+370.4± of said 1998 survey baseline,

67.	North 40°35’58” West, a distance of 50.31 feet to an iron pin found,

68.	North 40°45’59” West, a distance of 457.35 feet to an iron pin found in the centerline of a stonewall and continuing partially along said stonewall,

69.	North 16°28’12” East, a distance of 92.91 feet to an iron pin found in the line between lot numbers 40 and 46 of Great Lot 13, Hardenburg Patent;

CONTINUING along same and also along the northerly line of said State Highway No. 5457 (Route 17) (acquired by New York State without right of access to and from abutting property), the following five (5) courses and distances;

70.	North 70°30’27” West, a distance of 116.72 feet to an iron pin found,

71.	North 69°17’48” West, a distance of 42.30 feet,

72.	North 40°45’35” West, a distance of 754.68 feet to a monument found,

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73.	North 36°30’48” West, a distance of 630.95 feet to a monument found and

74.
North 38°52’58” West, a distance of 496.67 feet to an iron pin set in the line between lot numbers 46 and 47 of Great Lot 13, Hardenburg Patent and continuing along same North 15°13’50” East, a distance of 783.41 feet to an iron pin found;

THENCE North 70°31’44” West, a distance of 1209.71 feet to the northerly line of State Highway No. 5457 (Route 17) (acquired by New York State without right of access to and from abutting property);

CONTINUING along same the following four (4) courses and distances;

75.	North 41°35’52” West, a distance of 414.77 feet per Map No. 193 R-1,

76.	North 45°42’43” West, a distance of 372.35 feet per Map No. 193 R-1,

77.	South 86°50’05” West, a distance of 124.64 feet and

78.	North 50°59’54” West, a distance of 479.89 feet to an iron pin found;

THENCE North 33°01’47” East, a distance of 114.87 feet;

THENCE North 36°16’31” East, a distance of 171.17 feet;

THENCE North 38°56’55” East, a distance of 77.89 feet;

THENCE South 67°02’55” East, a distance of 228.06 feet;

THENCE South 14°17’23” West, a distance of 119.41 feet;

THENCE North 81°01’23” East, a distance of 79.55 feet;

THENCE North 06°19’11” East, a distance of 80.05 feet;

THENCE South 67°58’37” East, a distance of 103.34 feet;

THENCE North 17°58’32” East, a distance of 107.66 feet;

THENCE North 20°44’07” East, a distance of 189.25 feet to the centerline of Thompsonville Road and continuing along same North 70°47’00” West, a distance of 382.31 feet;

THENCE North 18°08’37” East, a distance of 611.20 feet to an iron pin found in the centerline of Kiamesha Creek;

CONTINUING along same the following eight (8) courses and distances;

79.	North 52°42’00” West, a distance of 21.60 feet,

80.	North 82°49’00” West, a distance of 51.64 feet,

81.	South 56°38’00” West, a distance of 83.88 feet,

CONFIDENTIAL TREATMENT REQUEST BY
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82.	South 61°46’00” West, a distance of 59.64 feet,

83.	North 79°29’00” West, a distance of 146.23 feet,

84.	North 87°37’00” West, a distance of 62.61 feet,

85.	North 83°35’00” West, a distance of 63.60 feet and

86.	South 69°03’00” West, a distance of 64.15 feet;

THENCE North 75°37’00” West, a distance of 518.08 feet;

THENCE North 82°16’00” West, a distance of 30.01 feet to an iron pin set in the centerline of
Rock Ridge Road and continuing along same North 12°11’00” East, a distance of 99.00 feet;

THENCE North 21°26’00” West, a distance of 229.50 feet;

THENCE North 14°28’00” West, a distance of 105.60 feet;

THENCE North 12°28’00” West, a distance of 184.80 feet;

THENCE North 10°28’00” East, a distance of 237.60 feet to an iron pin found;

THENCE South 70°32’00” East, a distance of 264.00 feet;

THENCE South 12°30’00” West, a distance of 151.27 feet to the aforementioned centerline of Rock Ridge Road;

CONTINUING along same the following sixteen (16) courses and distances;

87.	North 22°28’00” East, a distance of 75.40 feet,

88.	North 46°24’00” East, a distance of 27.04 feet,

89.	North 72°54’00” East, a distance of 43.14 feet,

90.	South 81°43’00” East, a distance of 67.14 feet,

91.	South 73°14’00” East, a distance of 289.34 feet,

92.	South 75°51’00” East, a distance of 68.05 feet,

93.	South 84°49’00” East, a distance of 50.34 feet,

94.	North 81°35’00” East, a distance of 60.00 feet,

95.	North 70°47’00” East, a distance of 79.33 feet,

96.	North 66°32’00” East, a distance of 182.90 feet,

97.	North 73°27’13” East, a distance of 174.23 feet,

98.	North 67°46’00” East, a distance of 83.24 feet,

99.	North 61°13’00” East, a distance of 53.40 feet,

100.	North 56°52’00” East, a distance of 215.00 feet,

101.	North 53°01’00” East, a distance of 59.26 feet and

102.	North 41°58’00” East, a distance of 20.18 feet to a mag nail set;

THENCE South 41°52’00” East, a distance of 119.70 feet;
THENCE South 03°05’00” East, a distance of 247.00 feet;

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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PORTIONS HEREOF DENOTED WITH “***”

THENCE South 48°18’00” East, a distance of 290.40 feet;

THENCE South 33°18’00” East, a distance of 585.14 feet;

THENCE North 87°26’00” East, a distance of 580.80 feet;

THENCE South 47°48’00” East, a distance of 436.18 feet;

THENCE South 05°50’00” West, a distance of 206.87 feet to the centerline of Thompsonville Road and continuing along same North 57°40’00” East, a distance of 356.40 feet;

THENCE North 20°16’27” West, a distance of 66.71 feet;

THENCE North 34°25’01” East, a distance of 82.03 feet;

THENCE North 25°27’40” East, a distance of 373.40 feet;

THENCE North 37°35’04” East, a distance of 273.90 feet;

THENCE North 63°33’42” East, a distance of 50.58 feet;

THENCE North 04°06’40” West, a distance of 82.46 feet;

THENCE North 31°12’29” East, a distance of 251.84 feet;

THENCE North 58°17’54” East, a distance of 89.77 feet;

THENCE North 57°31’09” East, a distance of 130.29 feet;

THENCE North 09°02’43” East, a distance of 104.87 feet;

THENCE North 24°36’42” East, a distance of 156.34 feet to the Hardenburg Patent division line of Great Lot 1 on the north and Great Lot 13 on the south and continuing along same North 69°20’00” West, a distance of 128.15 feet;

THENCE South 41°39’10” West, a distance of 687.06 feet to an iron pin set;

THENCE North 72°01’55” West, a distance of 982.75 feet to an iron pin found;

THENCE North 76°39’59” East, a distance of 232.83 feet;

THENCE North 73°01’32” East, a distance of 176.88 feet;

THENCE North 41°17’23” East, a distance of 85.80 feet;

CONFIDENTIAL TREATMENT REQUEST BY
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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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THENCE North 71°01’59” West, a distance of 402.27 feet to an iron pin found;

THENCE through now or formerly EPR Concord II, LP (tax lot 13-3-22) North 18°12’10” East, a distance of 379.86 feet to an iron pin found in the aforementioned Hardenburg Patent division line of Great Lot 1 on the north and Great Lot 13 on the south and continuing along same North 69°24’27” West, a distance of 530.94 feet to an iron pin found;

THENCE through now or formerly EPR Concord II, LP (tax lot 13-3-22) South 29°02’27” West, a distance of 401.07 feet to an iron pin found;

THENCE North 71°01’59” West, a distance of 312.21 feet to a mag nail set in the centerline of Rock Ridge Road;

CONTINUING along same the following four (4) courses and distances;

103.	North 28°37’25” East, a distance of 100.70 feet,

104.	North 26°34’44” East, a distance of 96.63 feet,

105.	North 24°04’40” East, a distance of 150.63 feet and

106.
North 17°53’01” East, a distance of 65.77 feet to a mag nail set in the aforementioned Hardenburg Patent division line of Great Lot 1 on the north and Great Lot 13 on the south and continuing along same South 68°21’00” East, a distance of 340.87 feet to an iron pin found;

THENCE North 17°31’14” East, a distance of 340.63 feet;

THENCE North 73°19’53” West, a distance of 338.06 feet to a mag nail set in the aforementioned centerline of Rock Ridge Road;

CONTINUING along same the following two (2) courses and distances;

107.	North 17°53’01” East, a distance of 355.39 feet and

108.	North 16°35’59” East, a distance of 436.20 feet;

THENCE South 74°29’17” East, a distance of 157.89 feet;

THENCE North 16°07’09” East, a distance of 150.00 feet;

THENCE North 74°29’14” West, a distance of 157.90 feet to the aforementioned centerline of Rock Ridge Road and continuing along same North 15°53’56” East, a distance of 136.87 feet;

THENCE South 70°39’43” East, a distance of 669.63 feet;

THENCE North 16°28’02” East, a distance of 304.22 feet;

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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THENCE North 16°26’39” East, a distance of 25.78 feet;

THENCE North 70°39’48” West, a distance of 538.92 feet;

THENCE North 21°01’35” East, a distance of 67.91 feet;

THENCE South 66°30’26” East, a distance of 98.31 feet;

THENCE North 19°07’10” East, a distance of 100.00 feet;

THENCE North 65°52’50” West, a distance of 222.29 feet to the aforementioned the centerline of Rock Ridge Road;

CONTINUING along same the following four (4) courses and distances;

109.	North 17°17’17” East, a distance of 100.33 feet,

110.	North 17°17’23” East, a distance of 18.64 feet,

111.	North 13°02’52” East, a distance of 201.98 feet and

112.	North 10°36’45” East, a distance of 178.79 feet to a RR spike set in the southerly line of County Route 182 also known as Concord Road;

CONTINUING along same the following seven (7) courses and distances;

113.	North 82°58’43” East, a distance of 120.00 feet,

114.	North 68°30’54” East, a distance of 165.61 feet,

115.	North 61°17’31” East, a distance of 89.00 feet,

116.	North 48°54’38” East, a distance of 197.54 feet,

117.	North 53°57’25” East, a distance of 216.00 feet,

118.	North 57°58’49” East, a distance of 370.79 feet and

119.	North 58°05’21” East, a distance of 483.00 feet;

THENCE North 23°40’50” West, a distance of 30.52 feet to the centerline of aforementioned County Route 182 also known as Concord Road;

CONTINUING along same the following seven (7) courses and distances;

120.	North 67°03’00” East, a distance of 444.34 feet,

121.	North 62°36’00” East, a distance of 547.50 feet,

122.	North 53°39’40” East, a distance of 78.54 feet,

123.	North 40°11’42” East, a distance of 604.35 feet,

124.	North 39°59’49” East, a distance of 230.03 feet to a point of curvature,

125.	Along the curve to the left having a radius of 410.28 feet and an arc length of 262.55 feet to a point of tangency and

126.	North 05°59’34” East, a distance of 438.84 feet to a mag nail set at the POINT AND PLACE OF BEGINNING.

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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CONTAINING an area before the exception of 70,865,067 square feet; or 1626.838 acres of land more or less.

EXCEPTING AND RESERVING all that certain parcel of land of now or formerly Sunshine located in the Town of Thompson, Sullivan County, New York and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at a point on the Hardenburg Patent division line of Great Lot 1 on the north and Great Lot 13 on the south at the intersection of the southerly line of Thompsonville Road and the centerline of Joyland Road and crossing Thompsonville Road north and along the centerline of Chalet Road the following four (4) courses and distances;

127.	North 17°16’08” East, a distance of 330.03 feet,

128.	North 16°40’34” East, a distance of 100.27 feet,

129.	North 12°33’45” East, a distance of 86.60 feet and

130.	North 05°33’03” East, a distance of 70.28 feet;

THENCE South 85°20’05” East, a distance of 247.96 feet;

THENCE South 15°59’14” West, a distance of 653.60 feet to the aforementioned Hardenburg Patent division line of Great Lot 1 on the north and Great Lot 13 on the south and the southerly line of Thompsonville Road and continuing along same North 69°20’00” West, a distance of 234.60 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 142,786 square feet; or 3.278 acres of land more or less.

SAID parcel being known as Section 15 Block 1 Lot 20 of the Town of Thompson Tax Maps.

CONTAINING an area after exception of 70,722,281 square feet; or 1623.560 acres of land more or less.

SAID parcel being known as Section 13 Block 3 Lot(s) 12, 17, 18, 19.1, 19.3, 20.1, 20.2, 20.3, 22, 25.1, 25.2, 25.3, 26.1, 26.2, part of 48 & 49 and Section 15 Block 1 Lot(s) 11.1, 11.2, part of 12.1, 12.3, 13, 14.1, 14.2, 14.3, 15, 16, 17, 18, 19, 22, 24, 25, 35.7, 50 & 51 and Section 23 Block 1 Lot (s) 11.3, 48.1, 48.2, 50.2, 51.2, 52.1, 52.2, 52.3, 52.4, 53.1, 53.2, 53.3, 53.4, 54.1, 54.2, 54.3, 54.4, 54.5, 54.6, 54.7, 54.8, 55, 61.2, part of 65.1, part of 65.2 & part of 65.3, and Section 23 Block 2 Lot(s) 1, 2, 3, 4, 6, 8 & 10 and Section 9 Block 1 Lot 35 and Section 31 Block 1 Lot (s) 17.1 & 19.2 of the Town of Thompson Tax Maps.

PARCEL ‘IV’

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel ‘IV’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at the northwesterly corner of the herein described parcel at a point on the southerly line of County Route 182 also known as Concord Road and continuing along same South 85°04’00” East, a distance of 200.00 feet;

THENCE South 34°56’00” West, a distance of 199.73 feet;

THENCE North 85°08’00” West, a distance of 200.13 feet;

THENCE North 34°56’00” East, a distance of 200.00 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 34,618 square feet; or 0.795 acres of land more or less.

SAID parcel being known as Section 13 Block 3 Lot 45 of the Town of Thompson Tax Maps.

PARCEL ‘V’

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel ‘V’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at the northeasterly corner of the herein described parcel at a point on the southerly line of County Route 182 also known as Concord Road;

THENCE South 34°56’00” West, a distance of 116.09 feet;

THENCE South 46°04’00” West, a distance of 260.04 feet;

THENCE South 48°10’00” West, a distance of 184.80 feet;

THENCE North 73°06’00” West, a distance of 377.70 feet;

THENCE North 03°57’00” East, a distance of 381.78 feet to the aforementioned southerly line of County Route 182 also known as Concord Road;

CONTINUING along same the following five (5) courses and distances;

CONFIDENTIAL TREATMENT REQUEST BY
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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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PORTIONS HEREOF DENOTED WITH “***”

131.	North 84°52’00” East, a distance of 162.27 feet,

132.	South 86°57’00” East, a distance of 89.02 feet,

133.	South 88°51’00” East, a distance of 279.54 feet,

134.	South 81°36’00” East, a distance of 64.72 feet and

135.	South 56°51’00” East, a distance of 158.26 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 270,464 square feet; or 6.209 acres of land more or less.

SAID parcel being known as Section 13 Block 3 Lot(s) 5 and 7 of the Town of Thompson Tax Maps.

PARCEL ‘VI’

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel ‘VI’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at a point at the intersection of the westerly line of County Route 42 and the northerly line of Lanahans Road and continuing along said Lanahans Road South 89°18’49” West, a distance of 86.34 feet;

THENCE North 00°08’49” East, a distance of 200.00 feet;

THENCE North 89°51’11” West, a distance of 225.42 feet;

THENCE North 16°16’49” East, a distance of 664.72 feet;

THENCE North 48°30’11” West, a distance of 52.14 feet;

THENCE North 36°30’11” West, a distance of 25.08 feet;

THENCE North 24°00’11” West, a distance of 36.96 feet;

THENCE North 37°30’11” West, a distance of 29.70 feet;

THENCE North 11°59’11” West, a distance of 39.60 feet;

THENCE North 27°29’11” West, a distance of 48.18 feet;

THENCE North 37°29’11” West, a distance of 38.94 feet;

THENCE North 38°29’11” West, a distance of 47.52 feet;

CONFIDENTIAL TREATMENT REQUEST BY
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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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THENCE North 20°59’11” West, a distance of 54.78 feet;

THENCE North 09°29’11” West, a distance of 79.20 feet;

THENCE North 01°02’11” West, a distance of 66.00 feet;

THENCE South 58°59’11” East, a distance of 284.46 feet;

THENCE South 14°46’11” East, a distance of 83.08 feet;

THENCE North 63°59’49” East, a distance of 271.11 feet to the aforementioned westerly line of County Route 42;

CONTINUING along same the following eight (8) courses and distances;

136.	South 18°19’11” East, a distance of 40.96 feet,

137.	South 63°59’49” West, a distance of 18.62 feet,

138.	South 12°39’11” East, a distance of 292.92 feet,

139.	South 16°09’49” West, a distance of 97.90 feet,

140.	South 12°03’49” West, a distance of 90.86 feet,

141.	South 13°27’49” West, a distance of 107.88 feet,

142.	South 09°44’49” West, a distance of 431.00 feet and

143.	South 33°58’49” West, a distance of 170.03 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 420,400 square feet; or 9.651 acres of land more or less.

SAID parcel being known as Section 13 Block 1 Lot(s) 28 & 53 of the Town of Thompson Tax Maps.

PARCEL ‘VII’

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel ‘VII’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at the intersection of the easterly line of County Route 42 and the southerly line of County Route 182 also known as Concord Road and continuing along said Concord Road the following three (3) courses and distances;

144.	North 79°36’15” East, a distance of 308.82 feet,

145.	North 85°45’15” East, a distance of 322.14 feet and

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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146.	North 85°17’15” East, a distance of 364.37 feet;

THENCE South 14°04’15” West, a distance of 316.28 feet;

THENCE South 18°01’15” West, a distance of 513.13 feet;

THENCE North 60°29’45” West, a distance of 319.98 feet;

THENCE South 86°27’03” West, a distance of 235.46 feet;

THENCE South 28°40’03” West, a distance of 23.97 feet;

THENCE North 60°29’45” West, a distance of 526.32 feet to the aforementioned easterly line of County Route 42;

CONTINUING along same the following two (2) courses and distances;

147.	North 41°48’15” East, a distance of 97.37 feet and

148.	North 35°35’15” East, a distance of 284.65 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 601,003 square feet; or 13.797 acres of land more or less.

SAID parcel being known as Section 13 Block 3 Lot(s) 2.1 & 2.2 of the Town of Thompson Tax Maps.

PARCEL ‘VIII’

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel ‘VIII’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at the southeasterly corner of the herein described parcel at the intersection of the division line between the Town of Fallsburg on the east and the Town of Thompson on the west and the northerly line of County Route 42 and continuing along said northerly line of County Route 42 the following six (6) courses and distances;

149.	South 64°34’59” West, a distance of 233.00 feet,

150.	South 69°49’59” West, a distance of 352.00 feet,

151.	South 72°19’59” West, a distance of 368.00 feet,

152.	South 69°59’59” West, a distance of 450.00 feet,

153.	South 73°44’59” West, a distance of 262.00 feet and

154.	South 68°29’59” West, a distance of 343.07 feet;

CONFIDENTIAL TREATMENT REQUEST BY
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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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THENCE North 07°40’01” West, a distance of 601.35 feet;

THENCE South 73°33’01” East, a distance of 502.00 feet;

THENCE North 69°41’59” East, a distance of 333.26 feet;

THENCE North 18°12’59” East, a distance of 185.00 feet;

THENCE North 69°58’59” East, a distance of 94.17 feet;

THENCE North 72°19’59” East, a distance of 352.00 feet;

THENCE North 69°49’59” East, a distance of 342.00 feet;

THENCE North 63°42’59” East, a distance of 531.56 feet to the aforementioned division line between the Town of Fallsburg on the east and the Town of Thompson on the west and continuing along same South 11°04’59” West, a distance of 562.00 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 876,964 square feet; or 20.132 acres of land more or less.

SAID parcel being known as Section 9 Block 1 Lot 18.1 of the Town of Thompson Tax Maps.

PARCEL ‘X’

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York in Lot 39 of Great Lot 13, Hardenburg Patent and designated as Parcel ‘X’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at a point 2.7± meters distant easterly and measured at right angles from Station J1+294.3± of the 1998 survey baseline of the Bloomburg-Monticello Part 2, State Highway No. 5457 (on the easterly line of Joyland Road);

THENCE South 74°39’39” East, a distance of 440.50 feet;

THENCE North 15°20’21” East, a distance of 129.27 feet to the southerly line of Lorraine Drive and continuing along same South 66°44’39” East, a distance of 293.49 feet to the westerly line of Towner Road;

CONTINUING along same the following three (3) courses and distances;

CONFIDENTIAL TREATMENT REQUEST BY
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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

155.	South 20°01’21” West, a distance of 301.74 feet,

156.	South 85°16’21” West, a distance of 140.96 feet and

157.
South 19°56’21” West, a distance of 163.24 feet to the northerly line of said State Highway No. 5457 (Route 17), 155.5± meters northerly and measured at right angles from Station 10+973.4± of said 1998 survey baseline;

CONTINUING along the northerly line of said State Highway No. 5457 (Route 17) (acquired by New York State without right of access to and from abutting property), the following four (4) courses and distances;

158.	North 71°10’47” West, a distance of 8.45 feet to a point 154.000 meters northerly and measured at right angles from Station 10+972.000 of said 1998 survey baseline,

159.	North 61°40’46” West, a distance of 177.83 feet to a point 121.000 meters northerly and measured at right angles from Station 10+929.000 of said 1998 survey baseline,

160.	North 51°49’08” West, a distance of 160.77 feet to a point 2.000 meters westerly and measured at right angles from Station J1+174.500 of said 1998 survey baseline and

161.
North 38°24’16” West, a distance of 283.76 feet to a monument found at the common corner of the northerly line of said State Highway No. 5457 (Route 17) and the easterly line of said Joyland Road, 25.300 meters westerly and measured at right angles from Station J1+259.000 of said 1998 survey baseline and continuing along the easterly line of said Joyland Road, North 14°27’11” East, a distance of 152.30 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 248,530 square feet or 5.705 acres of land more or less.

EXCEPTING AND RESERVING all that certain parcel of land inside Parcel `X’, located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map, a temporary easement for highway purposes, more particularly bounded and described as follows;

BEGINNING at a point 155.5± meters northerly and measured at right angles from Station 10+973.4± of said 1998 survey baseline of the Bloomburg-Monticello Part 2, State Highway No. 5457 (Route 17) (on the northerly line of said State Highway);

THENCE running along the northerly line of said State Highway No. 5457 (Route 17) (acquired by New York State without right of access to and from abutting property), the following three (3) courses and distances;

162.	North 71°10’47” West, a distance of 8.45 feet to a point 154.000 meters northerly and measured at right angles from Station 10+972.000 of said 1998 survey baseline,

163.	North 61°40’46” West, a distance of 177.83 feet to a point 121.000 meters northerly and measured at right angles from Station 10+929.000 of said 1998 survey baseline and

164.	North 51°49’08” West, a distance of 127.03 to a point 103.036 meters northerly and measured at right angles from Station 10+894.701 of said 1998 survey baseline;

CONFIDENTIAL TREATMENT REQUEST BY
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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
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THENCE North 38°40’16” East, a distance of 62.55 feet to a point 120.000 meters northerly and measured at right angles from Station 10+886.000 of said 1998 survey baseline;

THENCE South 49°22’35” East, a distance of 30.82 feet to a point 124.000 meters northerly and measured at right angles from Station 10+894.500 of said 1998 survey baseline;

THENCE South 34°38’06” East, a distance of 108.43 feet to a point 130.000 meters northerly and measured at right angles from Station 10+927.000 of said 1998 survey baseline;

THENCE South 61°37’40” East, a distance of 169.58 feet to the westerly line of said Towner Road at a point 161.1± meters northerly and measured at right angles from Station 10+967.6± of said 1998 survey baseline and continuing along same South 19°56’21” West, a distance of 26.15 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 11,352 square feet or 0.261 acres of land more or less.

SAID parcel being known as Section 23 Block 2 Lot(s) 31, 32, 33 & 34 of the Town of Thompson Tax Maps.

CONFIDENTIAL TREATMENT REQUEST BY
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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
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Exhibit G

Memorandum of Lease

MEMORANDUM OF
LEASE
between
EPT CONCORD II, LLC, as landlord
and
MONTREIGN OPERATING COMPANY, LLC, as tenant
As of December [ ], 2015

FOR THE LEASE OF

CASINO PARCEL

AT ADELAAR

RECORD AND RETURN TO
Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, NY 10006
Attention: Steven L. Wilner, Esq.

CONFIDENTIAL TREATMENT REQUEST BY
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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

MEMORANDUM OF LEASE
THIS MEMORANDUM OF LEASE (this “Memorandum”), dated as of December [ ], 2015, is made between EPT CONCORD II, LLC, a Delaware limited liability company (“Landlord”), having an address at c/o EPR Properties, 909 Walnut Street, Suite 200 Kansas City, Missouri 64106 and MONTREIGN OPERATING COMPANY, LLC (“Tenant”), a New York limited liability company, having an address at c/o Empire Resorts, Inc., 204 Route 17B, Monticello, New York 12701.
WITNESSETH:
WHEREAS, Landlord and Tenant have executed that certain Lease, dated December [ ], 2015 (the “Lease”).
WHEREAS, Landlord and Tenant desire to provide record evidence of the Lease.
NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as set forth in this Memorandum.

1.	The real property demised pursuant to the Lease is described on Exhibit A (the “Leased Premises”).

2.	The term of the Lease commenced on December [ ], 2015 and shall expire on December [ ], 2085, unless such term shall sooner terminate in accordance with the terms of the Lease.

3.
Tenant has the option to purchase the Leased Premises subject to and in accordance with the terms and conditions set forth in the Lease and in the Purchase Option Agreement dated December [ ], 2015, by and amount Tenant, Landlord, EPR Concord II, L.P. and Adelaar Developer, LLC.

4.	The name and address of Landlord are as follows:
EPT CONCORD II, LLC
c/o EPR Properties
909 Walnut Street, Suite 200
Kansas City, Missouri 64106

5.	The name and address of Tenant are as follows:
MONTREIGN OPERATING COMPANY, LLC
c/o Empire Resorts, Inc.
204 Route 17B
Monticello, New York 12701
This Memorandum is subject to all of the terms, conditions and provisions of the Lease, provided that if the terms, conditions and provisions of the Lease conflict with this Memorandum, the terms, conditions, and provisions of the Lease shall control. This

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

Memorandum is intended to be only a memorandum of the Lease, and reference to the Lease is hereby made for all of the terms, conditions and covenants of the parties. This instrument shall not be construed to modify, change, vary or interpret the Lease or any of the terms, conditions or covenants thereof.
IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Memorandum of Lease as of the date hereinabove set forth.

LANDLORD
EPT CONCORD II, LLC
By:
Name:
Title:
TENANT
MONTREIGN OPERATING COMPANY, LLC
By:
Name:
Title:

(ACKNOWLEDGEMENTS ATTACHED)

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

ACKNOWLEDGEMENTS
STATE OF ______________________    )
    ) ss.
COUNTY OF ____________________    )

On the _____ day of _______________, 2015, before me, the undersigned, personally appeared ________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity (ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual (s) made such appearance before the undersigned in the City of __________________, in the State of ______________.

__________________________
Notary Public
My Commission Expires:

STATE OF ______________________    )
    ) ss.
COUNTY OF ____________________    )

On the _____ day of _______________, 2015, before me, the undersigned, personally appeared ________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity (ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual (s) made such appearance before the undersigned in the City of __________________, in the State of ______________.

__________________________
Notary Public
My Commission Expires:

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

EXHIBIT A
Description of Premises

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

EXHIBIT C
Memorandum of Term Commencement
THIS MEMORANDUM OF TERM COMMENCEMENT (the “Memorandum”) is made as of the_____ day of ________________, 20__, by and between EPT CONCORD II, LLC, a Delaware limited liability company, with an office at c/o Entertainment Properties Trust, 909 Walnut Street, Suite 200, Kansas City, Missouri 64106 (“Landlord”) and MONTREIGN OPERATING COMPANY, LLC, a New York limited liability company, with an office at c/o Empire Resorts, Inc., 204 Route 17B, Monticello, New York 12701 (“Tenant”).
AGREEMENT
1.    Pursuant to that certain Lease dated as of ________________, 20___ (the “Lease”), between Landlord and Tenant, Landlord leased to Tenant and Tenant leased from Landlord certain premises located on certain real property in the City of _______, ________, as more particularly described in the Lease (the “Premises”).
2.    The Lease is for an initial term of _____ years commencing on ________, 20____ and expiring on ___________________, 20_____ (the “Expiration Date”), unless earlier terminated in accordance with the Lease.
3.    All of the other terms and conditions of the Lease are more fully set forth in the Lease and are incorporated herein by this reference.
4.    This Memorandum shall inure to the benefit of and be binding upon Landlord and Tenant and their respective representatives, successors and assigns.
IN WITNESS WHEREOF, Landlord and Tenant have caused this Memorandum of Term Commencement to be duly executed as of the day and year first above written.

LANDLORD: EPT CONCORD II, LLC, a Delaware limited liability company By: Name: Title:	TENANT: MONTREIGN OPERATING COMPANY, LLC, a New York limited liability company a ______________________ By: Name: Title:

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

EXHIBIT D
Conservation Easement

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

EXHIBIT E
Form Financial Report

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

EXHIBIT F
Description of Master Development Site

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

EXHIBIT G
Form of Memorandum of Lease